                                                               File No. 33-84546
                                                                       811-08786


     As filed with the Securities and Exchange Commission on April 30, 2013


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /
                                                                   ---
                      Pre-Effective Amendment No. __              /   /
                                                                   ---
                      Post-Effective Amendment No. 54             / X /
                                                                   ---

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                        / X /
                                                                   ---
                             Amendment No. 55                    / X /
                                                                   ---
                        (Check appropriate box or boxes)


                           PIONEER VARIABLE CONTRACTS TRUST
               (Exact Name of Registrant as Specified in Charter)


                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825


           Terrence J. Cullen, Pioneer Investment Management, Inc.,
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         ___ immediately upon filing pursuant to paragraph (b) _X_ on May 1, 2013 pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
         ___ on [date] pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

         __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PIONEER BOND VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------

Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  8
More on the risks of investing in the portfolio........ 13
Management............................................. 19
Pricing of shares...................................... 21
Shareholder information................................ 23
Distributions and taxes................................ 26
Financial highlights................................... 27

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)      CLASS I
-------------------------------------------------------------------------------------- --------
Management Fees                                                                          0.50%
--------------------------------------------------------------------------------------   -----
Distribution and Service (12b-1) Fees                                                    0.00%
--------------------------------------------------------------------------------------   -----
Other Expenses                                                                           0.57%
--------------------------------------------------------------------------------------   -----
Total Annual Portfolio Operating Expenses                                                1.07%
--------------------------------------------------------------------------------------   -----
Fee Waiver and Expense Limitation/1/                                                    -0.45%
--------------------------------------------------------------------------------------   -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation/1/     0.62%
--------------------------------------------------------------------------------------   -----



1 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce expenses to 0.62% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          --------------------------------
             1      3       5        10
          ------ ------- ------- ---------
Class I   $63    $296    $546    $1,265
--------- ---    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 26% of the average value of the portfolio.

Portfolio summary

PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. For purposes of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such securities.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds.

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The portfolio may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.


The portfolio may, but is not required to, use derivatives, such as credit default swaps. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the portfolio's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments. (This risk may be greater in the short term.) High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.


U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Portfolio summary

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I

Portfolio summary

shares of the portfolio over time and compares these returns to the returns of the Barclays Capital Aggregate Bond Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. The performance shown for Class I shares of the portfolio reflects the performance of the predecessor portfolio prior to the reorganization. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor portfolio's investment adviser.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03      '04    '05    '06    '07    '08     '09     '10    '11          '12
  3.28   3.52   2.62   4.68   6.55   -0.64   17.58   9.21   5.53         8.75






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 6.90% (07/01/2009 TO 09/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -2.60% (04/01/2004 TO 06/30/2004).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                         SINCE
                                                                                                                     INCEPTION
                                                                                      1 YEAR   5 YEARS   10 YEARS  (7/21/1987)
                                                                                    -------- --------- ---------- ------------
Class I                                                                               8.75      7.93       6.01          6.74
-----------------------------------------------------------------------------------   ----      ----       ----          ----
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or
taxes)                                                                                4.22      5.95       5.18          7.24
-----------------------------------------------------------------------------------   ----      ----       ----          ----


MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Kenneth J. Taubes. Executive Vice President and Chief Investment Officer, U.S.
                       of Pioneer (portfolio manager of the portfolio since 2004), and Charles
                       Melchreit, Vice President of Pioneer (portfolio manager of the portfolio since
                       2012)

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in:
odebt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
odebt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, ocash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities. For purposes of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's portfolio investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:
othe full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
othe authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac);
othe limited authority of the issuer to borrow from the U.S. Treasury; or oonly the credit of the issuer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

The portfolio may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer. The portfolio's investment in debt securities rated below investment grade may include debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The portfolio may invest a portion of its assets in subordinated debt securities.

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging market issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.


Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.



INVESTMENT GRADE SECURITIES
A debt security is considered investment grade if it is:
oRated BBB or higher at the time of purchase by Standard & Poor's Financial
  Services LLC;
oRated the equivalent rating by a nationally recognized statistical rating organization; or
oDetermined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DEBT RATING CONSIDERATIONS
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.


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More on the portfolio's investment objectives
and strategies

MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


ASSET-BACKED SECURITIES
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.


SUBORDINATED SECURITIES
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.



NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.


                                       10
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INVERSE FLOATING RATE OBLIGATIONS
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EVENT-LINKED BONDS
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



                                       11
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More on the portfolio's investment objectives
and strategies

ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


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More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Interest rates in the U.S. recently have been historically low.


Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest


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More on the risks of investing in the portfolio

in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.


U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to


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More on the risks of investing in the portfolio

other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse.

More on the risks of investing in the portfolio

The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.

VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by Charles Melchreit. Mr. Taubes and Mr. Melchreit are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr Taubes has served as a portfolio manager of the portfolio since 2004.

Mr. Melchreit, Vice President, joined Pioneer in 2006, and has served as a portfolio manager of the portfolio since 2012.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

Management

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily

Pricing of shares

available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Shareholder information

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend of net investment income other than net short- and long-term capital gains daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER BOND VCT PORTFOLIO


CLASS I




                                                              YEAR         YEAR         YEAR         YEAR         YEAR
                                                             ENDED        ENDED        ENDED        ENDED        ENDED
                                                            12/31/12     12/31/11     12/31/10     12/31/09     12/31/08
                                                          -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period                        $ 11.89      $ 11.84      $ 11.39      $ 10.24      $ 10.87
                                                            -------      -------      -------      -------      -------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.50      $  0.61      $  0.57      $  0.60      $  0.56
 Net realized and unrealized gain (loss) on investments        0.49         0.03         0.46         1.15        (0.62)
                                                            -------      -------      -------      -------      -------
  Net increase (decrease) from investment operations        $  0.99      $  0.64      $  1.03      $  1.75      $ (0.06)
Distributions to shareowners:
 Net investment income                                        (0.55)       (0.59)       (0.58)       (0.60)       (0.57)
 Net realized gain                                            (0.84)           -            -            -            -
                                                            -------      -------      -------      -------      -------
Total distributions                                         $ (1.39)     $ (0.59)     $ (0.58)     $ (0.60)     $ (0.57)
                                                            -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.40)     $  0.05      $  0.45      $  1.15      $ (0.63)
                                                            -------      -------      -------      -------      -------
Net asset value, end of period                              $ 11.49      $ 11.89      $ 11.84      $ 11.39      $ 10.24
                                                            -------      -------      -------      -------      -------
Total return*                                                  8.75%        5.53%        9.21%       17.58%       (0.64)%
Ratio of net expenses to average net assets+                   0.62%        0.62%        0.62%        0.62%        0.62%
Ratio of net investment income to average net assets+          4.29%        5.12%        4.83%        5.53%        5.24%
Portfolio turnover rate                                          26%          38%          51%          42%          54%
Net assets, end of period (in thousands)                    $32,367      $33,151      $39,247      $40,031      $38,770
Ratios with no waiver of fees by the Adviser:
Total expenses                                                 1.07%        0.86%        0.74%        0.76%        0.76%
 Net investment income                                         3.83%        4.88%        4.71%        5.39%        5.09%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust
PIONEER BOND VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19076-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER BOND VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------

Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  8
More on the risks of investing in the portfolio........ 13
Management............................................. 19
Pricing of shares...................................... 21
Shareholder information................................ 23
Distributions and taxes................................ 26
Financial highlights................................... 27

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)      CLASS II
-------------------------------------------------------------------------------------- ---------
Management Fees                                                                           0.50%
--------------------------------------------------------------------------------------    -----
Distribution and Service (12b-1) Fees                                                     0.25%
--------------------------------------------------------------------------------------    -----
Other Expenses                                                                            0.61%
--------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses                                                 1.36%
--------------------------------------------------------------------------------------    -----
Fee Waiver and Expense Limitation/1/                                                     -0.45%
--------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation/1/      0.91%
--------------------------------------------------------------------------------------    -----



1 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) of Class II shares, based on the amount such expenses are reduced for another class of shares of the portfolio (0.45% for the fiscal year ended December 31, 2012). This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           --------------------------------
              1      3       5        10
           ------ ------- ------- ---------
Class II   $93    $386    $702    $1,596
---------- ---    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 26% of the average value of the portfolio.

Portfolio summary

PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. For purposes of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such securities.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds.

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The portfolio may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.


The portfolio may, but is not required to, use derivatives, such as credit default swaps. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the portfolio's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments. (This risk may be greater in the short term.) High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.


U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Portfolio summary

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II

Portfolio summary

shares of the portfolio over time and compares these returns to the returns of the Barclays Capital Aggregate Bond Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. The performance shown for Class II shares of the portfolio reflects the performance of the predecessor portfolio prior to the reorganization. The predecessor portfolio's performance has been restated to reflect the 0.25% Rule 12b-1 fees applicable to Class II shares. This adjustment had the effect of reducing the previously reported performance of the predecessor portfolio. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor portfolio's investment adviser.

The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on November 9, 2007 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03      '04    '05    '06    '07    '08     '09     '10    '11          '12
  3.02   3.26   2.37   4.42   6.29   -0.88   17.29   8.94   5.37         8.43






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 6.83% (07/01/2009 TO 09/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -2.66% (04/01/2004 TO 06/30/2004).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                             1 YEAR   5 YEARS
                                                                                           -------- ---------
Class II                                                                                     8.43      7.67
------------------------------------------------------------------------------------------   ----      ----
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)    4.22      5.95
------------------------------------------------------------------------------------------   ----      ----



                                                                                                            SINCE
                                                                                                        INCEPTION
                                                                                             10 YEARS  (07/21/87)
                                                                                           ---------- -----------
Class II                                                                                       5.75         6.47
-------------------------------------------------------------------------------------------    ----         ----
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)      5.18         7.24
-------------------------------------------------------------------------------------------    ----         ----


MANAGEMENT


INVESTMENT ADVISER   Pioneer Investment Management, Inc.

PORTFOLIO MANAGEMENT   Kenneth J. Taubes. Executive Vice President and Chief Investment Officer, U.S.
                       of Pioneer (portfolio manager of the portfolio since 2004), and Charles
                       Melchreit, Vice President of Pioneer (portfolio manager of the portfolio since
                       2012)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in:
odebt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
odebt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, ocash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities. For purposes of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's portfolio investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:
othe full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
othe authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac);
othe limited authority of the issuer to borrow from the U.S. Treasury; or oonly the credit of the issuer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

The portfolio may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer. The portfolio's investment in debt securities rated below investment grade may include debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The portfolio may invest a portion of its assets in subordinated debt securities.

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging market issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.


Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.



INVESTMENT GRADE SECURITIES
A debt security is considered investment grade if it is:
oRated BBB or higher at the time of purchase by Standard & Poor's Financial
  Services LLC;
oRated the equivalent rating by a nationally recognized statistical rating organization; or
oDetermined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DEBT RATING CONSIDERATIONS
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.


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More on the portfolio's investment objectives
and strategies

MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


ASSET-BACKED SECURITIES
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.


SUBORDINATED SECURITIES
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.



NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.


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INVERSE FLOATING RATE OBLIGATIONS
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EVENT-LINKED BONDS
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



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More on the portfolio's investment objectives
and strategies

ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


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PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Interest rates in the U.S. recently have been historically low.


Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest


                                       13
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More on the risks of investing in the portfolio

in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.


U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to


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other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse.


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The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.

VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by Charles Melchreit. Mr. Taubes and Mr. Melchreit are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr Taubes has served as a portfolio manager of the portfolio since 2004.

Mr. Melchreit, Vice President, joined Pioneer in 2006, and has served as a portfolio manager of the portfolio since 2012.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

Management

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily

Pricing of shares

available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Shareholder information

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend of net investment income other than net short- and long-term capital gains daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER BOND VCT PORTFOLIO


CLASS II




                                                             YEAR        YEAR         YEAR         YEAR         YEAR
                                                             ENDED       ENDED       ENDED        ENDED        ENDED
                                                           12/31/12    12/31/11     12/31/10     12/31/09     12/31/08
                                                          ----------  ----------  -----------  -----------  -----------
Net asset value, beginning of period                       $ 11.90     $ 11.84      $ 11.39      $ 10.24      $ 10.87
                                                           -------     -------      -------      -------      -------
Net increase (decrease) from investment operations:
 Net investment income                                     $  0.45     $  0.58      $  0.54      $  0.57      $  0.54
 Net realized and unrealized gain (loss) on investments       0.50        0.05         0.46         1.16        (0.63)
                                                           -------     -------      -------      -------      -------
  Net increase (decrease) from investment operations       $  0.95     $  0.63      $  1.00      $  1.73      $ (0.09)
Distributions to shareowners:
 Net investment income                                       (0.51)      (0.57)       (0.55)       (0.58)       (0.54)
 Net realized gain                                           (0.84)          -            -            -            -
                                                           -------     -------      -------      -------      -------
Total distributions                                        $ (1.35)    $ (0.57)     $ (0.55)     $ (0.58)     $ (0.54)
                                                           -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                 $ (0.40)    $  0.06      $  0.45      $  1.15      $ (0.63)
                                                           -------     -------      -------      -------      -------
Net asset value, end of period                             $ 11.50     $ 11.90      $ 11.84      $ 11.39      $ 10.24
                                                           -------     -------      -------      -------      -------
Total return*                                                 8.43%       5.37%        8.94%       17.29%       (0.88)%
Ratio of net expenses to average net assets+                  0.91%       0.87%        0.87%        0.87%        0.87%
Ratio of net investment income to average net assets+         3.99%       4.63%        4.57%        5.27%        5.00%
Portfolio turnover rate                                         26%         38%          51%          42%          54%
Net assets, end of period (in thousands)                   $ 5,027     $ 4,281      $35,854      $32,021      $24,093
Ratios with no waiver of fees by the Adviser:
Total expenses                                                1.36%       1.04%        0.99%        1.01%        1.02%
 Net investment income                                        3.54%       4.46%        4.45%        5.13%        4.85%



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust
PIONEER BOND VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   20539-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER DISCIPLINED VALUE VCT PORTFOLIO
(formerly Pioneer Fundamental Value VCT Portfolio)

--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES
Long-term capital growth.



FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)      CLASS II
-------------------------------------------------------------------------------------- ---------
Management Fees                                                                           0.70%
--------------------------------------------------------------------------------------    -----
Distribution and Service (12b-1) Fees                                                     0.25%
--------------------------------------------------------------------------------------    -----
Other Expenses                                                                            0.08%
--------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses                                                 1.03%
--------------------------------------------------------------------------------------    -----
Fee Waiver and Expense Limitation/1/                                                     -0.03%
--------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation/1/      1.00%
--------------------------------------------------------------------------------------    -----



1 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce expenses to 1.00% of the average daily net assets attributable to Class II shares. This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $102    $325    $566    $1,257
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 74% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests primarily in equity securities of U.S. issuers.

For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Portfolio summary

The portfolio may invest in issuers of any market capitalization. The portfolio may invest in securities in any industry or market sector. The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities. In addition, the portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The portfolio may invest in debt securities. Generally, the portfolio may acquire investment grade debt securities, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio also may hold cash or other short-term investments.

The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The portfolio's investment adviser uses a valuation-conscious approach to select the portfolio's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


ISSUER FOCUS RISK. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.


SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio`s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.


DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.

Portfolio summary

RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

WARRANTS RISK. A warrant gives the portfolio the right to buy stock. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Russell 1000 Value Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

Cullen Capital Management LLC served as the portfolio subadviser through July 31, 2012. The portfolio's name changed from Pioneer Cullen Value VCT Portfolio to Pioneer Fundamental Value VCT Portfolio effective June 30, 2012. The portfolio's name changed from Pioneer Fundamental Value VCT Portfolio to Pioneer Disciplined Value Portfolio effective May 1, 2013. The portfolio's investment objective and principal investment strategies also changed effective May 1, 2013. Certain performance information shown below reflects the performance of the portfolio prior to these changes.

Effective May 1, 2013, the portfolio's benchmark index changed from the Standard & Poor's 500 Index to the Russell 1000 Value Index in connection with changes to the portfolio's investment objective and principal investment strategies.


The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'06       '07    '08      '09     '10    '11     '12
  17.14   6.40   -32.54   15.73   9.26   -3.66   10.60






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 15.02% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -18.13% (10/01/2008 TO 12/31/2008).

Portfolio summary

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                           SINCE
                                                                                                       INCEPTION
                                                                                    1 YEAR   5 YEARS  (03/18/05)
                                                                                  -------- --------- -----------
Class II                                                                           10.60     -1.89       2.85
---------------------------------------------------------------------------------  -----     -----       ----
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)    16.00      1.66       4.53
---------------------------------------------------------------------------------  -----     -----       ----
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)       17.51      0.59       3.74
---------------------------------------------------------------------------------  -----     -----       ----


MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John Peckham, Co-Head of Equity Research - U.S. at Pioneer (portfolio manager of the portfolio since 2013); Ashesh Savla, senior quantitative research analyst at Pioneer (portfolio manager of the portfolio since 2013);
                       and Brian Popiel, fundamental research analyst (portfolio manager of the portfolio since 2013)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies



INVESTMENT OBJECTIVES
Long-term capital growth.

The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests primarily in equity securities of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, preferred stocks, depositary receipts, rights, equity interests in real estate investment trusts (REITs) and warrants.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a valuation-conscious approach to select the portfolios investments based upon the recommendations of Pioneer's research teams. Pioneer's research teams support the portfolio management teams that manage various Pioneer equity funds and provide recommendations for a universe of issuers that are publicly traded in the U.S. and abroad. The portfolio seeks to benefit from this research effort by selecting securities that are highly ranked by the teams and selling at attractive prices. The portfolio may invest in issuers of any market capitalization. The portfolio may invest in securities in any industry or market sector.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. The portfolio does not count securities of Canadian issuers against the 10% limit on investment in securities of non-U.S. issuers.

The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities. The portfolio may invest a portion of its assets not invested in equity securities in debt securities. Generally the portfolio may acquire investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to be selling at reasonable prices versus underlying values. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

As part of the initial assessment, Pioneer's research teams evaluate a security's potential value based on the company's assets and prospects for earnings growth. In making that assessment, the teams employ a disciplined stock valuation approach combined with fundamental research, and an evaluation of the issuer based on its financial statements and operations. The research teams focus on the quality and price of individual issuers, not on economic sector or market-timing strategies. The portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research teams. Factors for selecting investments include:
oFavorable expected returns relative to perceived risk oAbove average potential for earnings and revenue growth oLow market valuations relative to earnings forecast, book value, cash flow and sales

More on the portfolio's investment objectives and strategies


oA sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale



NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



DEBT SECURITIES

The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.



DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, exposure to various market segments)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


ISSUER FOCUS RISK. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.


SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.


DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

More on the risks of investing in the portfolio

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.

RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and be subject to more abrupt or erratic price movements than the overall securities market. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

WARRANTS RISK. A warrant gives the fund the right to buy stock. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of John Peckham (portfolio manager of the portfolio since 2013). Mr. Peckham is supported by Ashesh Savla (portfolio manager of the portfolio since 2013) and Brian Popiel (portfolio manager of the portfolio since 2013). The portfolio managers draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis and include members from Pioneer's affiliate, Pioneer Investment Management Limited. John Peckham, vice president and co-head of equity research
- U.S., joined Pioneer in 2002. Ashesh Savla, senior quantitative research analyst, joined Pioneer in 2003. Brian Popiel, fundamental research analyst, joined Pioneer in 2011. From 2010 to 2011, he was an analyst at Craig-Hallum Capital Group LLC, covering the financial services sector. From 2007 to 2010, Mr. Popiel was an analyst at Westfield Capital Management, covering global financials.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.70% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.70% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


PIONEER DISCIPLINED VALUE VCT PORTFOLIO



CLASS II




                                                                         YEAR         YEAR
                                                                         ENDED        ENDED
                                                                       12/31/12     12/31/11
                                                                     ------------ ------------
Net asset value, beginning of period                                   $  10.77     $ 11.26
                                                                       --------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $   0.17     $  0.12
 Net realized and unrealized gain (loss) on investments                    0.96       (0.53)
                                                                       --------     -------
  Net increase (decrease) from investment operations                   $   1.13     $ (0.41)
Distributions to shareowners:
 Net investment income                                                    (0.11)      (0.08)
 Net realized gain                                                            -           -
                                                                       --------     -------
Net increase (decrease) in net asset value                             $   1.02     $ (0.49)
                                                                       --------     -------
Net asset value, end of period                                         $  11.79     $ 10.77
                                                                       --------     -------
Total return*                                                             10.60%      (3.66)%
Ratio of net expenses to average net assets+                               1.00%       1.00%
Ratio of net investment income to average net assets+                      1.78%       1.48%
Portfolio turnover rate                                                      74%         18%
Net assets, end of period (in thousands)                               $208,122     $155,712
Ratios assuming no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
Total expenses                                                             1.03%       1.04%
 Net investment income                                                     1.74%       1.44%



                                                                         YEAR            YEAR            YEAR
                                                                         ENDED          ENDED           ENDED
                                                                       12/31/10        12/31/09        12/31/08
                                                                     ------------ ----------------- -------------
Net asset value, beginning of period                                   $  10.37       $   9.03       $   13.56
                                                                       --------       --------       ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $   0.08       $  (0.03)(b)   $    0.17
 Net realized and unrealized gain (loss) on investments                    0.87           1.44           (4.54)
                                                                       --------       --------       ---------
  Net increase (decrease) from investment operations                   $   0.95       $   1.41       $   (4.37)
Distributions to shareowners:
 Net investment income                                                    (0.06)         (0.07)          (0.16)
 Net realized gain                                                            -              -            0.00(a)
                                                                       --------       --------       ---------
Net increase (decrease) in net asset value                             $   0.89       $   1.34       $   (4.53)
                                                                       --------       --------       ---------
Net asset value, end of period                                         $  11.26       $  10.37       $    9.03
                                                                       --------       --------       ---------
Total return*                                                              9.26%         15.73%         (32.54)%
Ratio of net expenses to average net assets+                               1.00%          1.00%           1.00%
Ratio of net investment income to average net assets+                      1.10%          1.36%           1.52%
Portfolio turnover rate                                                      21%            21%             31%
Net assets, end of period (in thousands)                               $113,821       $ 68,132       $  14,708
Ratios assuming no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
Total expenses                                                             1.09%          1.20%           1.55%
 Net investment income                                                     1.01%          1.16%           0.97%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a)        Amount rounds to less than one cent per share.
(b) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

PIONEER DISCIPLINED VALUE VCT PORTFOLIO

CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19078-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER EMERGING MARKETS VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------

Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Long-term growth of capital.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       1.15%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.30%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             1.45%
-----------------------------------------------------------------------------------    ----
Acquired Fund Fees and Expenses/1/                                                    0.01%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses        1.46%
-----------------------------------------------------------------------------------    ----



1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          ---------------------------------
             1       3       5        10
          ------- ------- ------- ---------
Class I   $149    $462    $797    $1,746
--------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 143% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

Portfolio summary

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The portfolio's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the portfolio may invest in other emerging markets. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the portfolio's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may invest in initial public offerings of equity securities. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, including forward foreign currency exchange contracts and stock index futures, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term instruments.


The portfolio's investment adviser uses a value approach to select the portfolio's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Emerging markets issuers may be located in parts of the world that have historically been prone to natural disasters.

GEOGRAPHIC FOCUS RISK. To the extent that the portfolio invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, the portfolio may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.

Portfolio summary

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International Emerging Markets Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05     '06     '07     '08      '09     '10     '11          '12
  58.17   19.00   37.95   35.77   42.86   -58.20   74.64   15.89   -23.40       11.97






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 31.93% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -31.99% (10/01/2008 TO 12/31/2008).

Portfolio summary

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                            SINCE
                                                                                                                        INCEPTION
                                                                                          1 YEAR   5 YEARS   10 YEARS  (10/30/98)
                                                                                        -------- --------- ---------- -----------
Class I                                                                                  11.97     -6.22      13.84      10.53
---------------------------------------------------------------------------------------  -----     -----      -----      -----
Morgan Stanley Capital International Emerging Markets Index (reflects no deduction for
fees, expenses or taxes)                                                                 18.22     -0.92      16.52       9.78
---------------------------------------------------------------------------------------  -----     -----      -----      -----


MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Mauro Ratto, Head of Emerging Markets at Pioneer (portfolio manager of the portfolio since March 2013), Marco Mencini, Head of Equities - Emerging
                       Markets at Pioneer (portfolio manager of the portfolio since March 2013) and
                       Andrea Salvatori, Head of Global Emerging Markets & Latin American Equities
                       at Pioneer (portfolio manager of the portfolio since March 2013)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Long-term growth of capital.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in securities of emerging market issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The portfolio's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the portfolio may invest in other emerging markets. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the portfolio's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may consider an ETF as an emerging market issuer for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in emerging market issuers. The portfolio may invest in initial public offerings of equity securities. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds"), including below investment grade convertible debt, or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objective of long-term growth of capital, to diversify the portfolio or for greater liquidity.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing

More on the portfolio's investment objective and strategies

the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
oIssuers in countries expected to have economic and market environments that will be positive
oFavorable expected returns relative to perceived risk oCompanies expected to benefit from long-term trends in the economy oLow market valuations relative to expected earnings, assets, cash flow and revenues
oTurnaround potential for companies that have been through difficult periods oManagement with demonstrated ability and commitment to the company oIssuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The portfolio may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


Additional risks of investing in emerging markets include:
oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation oThe portfolio could experience a loss from settlement and custody practices in some emerging markets
oThe possibility that a counterparty may not complete a currency or securities transaction
oLow trading volumes may result in a lack of liquidity and in extreme price volatility


GEOGRAPHIC FOCUS RISK. To the extent that the portfolio invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, the portfolio may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of

More on the risks of investing in the portfolio

loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Mauro Ratto, Marco Mencini and Andrea Salvatori. Mr. Ratto, Mr. Mencini and Mr. Salvatori are supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis and include members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Ratto is Head of Emerging Markets at Pioneer. He joined Pioneer in 1998 and has served as a portfolio manager of the portfolio since March 2013.

Mr. Mencini is Head of Equities - Emerging Markets at Pioneer. He joined Pioneer in 2001 and has served as a portfolio manager of the portfolio since March 2013.

Mr. Salvatori is Head of Global Emerging Markets & Latin American Equities at Pioneer. He joined a predecessor organization to Pioneer in 1999 and has served as a portfolio manager of the portfolio since March 2013.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 1.15% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the portfolio to reflect the security's fair value at the time the portfolio determines its net asset value. The portfolio applies these recommendations in accordance with procedures approved by the Board of Trustees.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than portfolios that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER EMERGING MARKETS VCT PORTFOLIO


CLASS I




                                                                                 YEAR         YEAR
                                                                                 ENDED       ENDED
                                                                               12/31/12     12/31/11
                                                                              ---------- -------------
Net asset value, beginning of period                                           $ 24.08     $   31.52
                                                                               -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.24     $    0.35
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    2.53         (7.71)
                                                                               -------     ---------
  Net increase (decrease) from investment operations                           $  2.77     $   (7.36)
Distributions to shareowners:
 Net investment income                                                           (0.13)        (0.08)
 Net realized gain                                                               (0.77)            -
                                                                               -------     ---------
Total distributions                                                            $ (0.90)    $   (0.08)
                                                                               -------     ---------
Net increase (decrease) in net asset value                                     $  1.87     $   (7.44)
                                                                               -------     ---------
Net asset value, end of period                                                 $ 25.95     $   24.08
                                                                               -------     ---------
Total return*                                                                    11.97%       (23.40)%
Ratio of net expenses to average net assets+                                      1.45%         1.47%
Ratio of net investment income to average net assets+                             0.93%         1.13%
Portfolio turnover rate                                                            143%          215%
Net assets, end of period (in thousands)                                       $42,517     $  43,727



                                                                                 YEAR       YEAR         YEAR
                                                                                 ENDED      ENDED       ENDED
                                                                               12/31/10   12/31/09     12/31/08
                                                                              ---------- ---------- -------------
Net asset value, beginning of period                                           $ 27.34    $ 15.84     $  43.86
                                                                               -------    -------     --------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.17    $  0.10     $   0.39
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    4.15      11.65       (23.10)
                                                                               -------    -------     --------
  Net increase (decrease) from investment operations                           $  4.32    $ 11.75     $ (22.71)
Distributions to shareowners:
 Net investment income                                                           (0.14)     (0.25)       (0.13)
 Net realized gain                                                                   -          -        (5.18)
                                                                               -------    -------     --------
Total distributions                                                            $ (0.14)   $ (0.25)    $  (5.31)
                                                                               -------    -------     --------
Net increase (decrease) in net asset value                                     $  4.18    $ 11.50     $ (28.02)
                                                                               -------    -------     --------
Net asset value, end of period                                                 $ 31.52    $ 27.34     $  15.84
                                                                               -------    -------     --------
Total return*                                                                    15.89%     74.64%      (58.20)%
Ratio of net expenses to average net assets+                                      1.45%      1.45%        1.52%
Ratio of net investment income to average net assets+                             0.66%      0.72%        1.44%
Portfolio turnover rate                                                             97%        60%          65%
Net assets, end of period (in thousands)                                       $65,958    $54,690     $ 24,424


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust
PIONEER EMERGING MARKETS VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   20535-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER EMERGING MARKETS VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  8
More on the risks of investing in the portfolio........ 11
Management............................................. 15
Pricing of shares...................................... 17
Shareholder information................................ 19
Distributions and taxes................................ 22
Financial highlights................................... 23


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Long-term growth of capital.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS II
----------------------------------------------------------------------------------- ---------
Management Fees                                                                        1.15%
-----------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                  0.25%
-----------------------------------------------------------------------------------     ----
Other Expenses                                                                         0.30%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses                                              1.70%
-----------------------------------------------------------------------------------     ----
Acquired Fund Fees and Expenses/1/                                                     0.01%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses         1.71%
-----------------------------------------------------------------------------------     ----



1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $174    $539    $928    $2,019
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 143% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

Portfolio summary

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The portfolio's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the portfolio may invest in other emerging markets. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the portfolio's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may invest in initial public offerings of equity securities. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, including forward foreign currency exchange contracts and stock index futures, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term instruments.


The portfolio's investment adviser uses a value approach to select the portfolio's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Emerging markets issuers may be located in parts of the world that have historically been prone to natural disasters.

GEOGRAPHIC FOCUS RISK. To the extent that the portfolio invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, the portfolio may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.

Portfolio summary

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) Emerging Markets Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

Portfolio summary

ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05     '06     '07     '08      '09     '10     '11          '12
  57.78   18.73   37.60   35.51   42.45   -58.30   74.02   15.61   -23.62       11.66






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 31.81% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -32.03% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                            SINCE
                                                                                                                        INCEPTION
                                                                                          1 YEAR   5 YEARS   10 YEARS  (10/30/98)
                                                                                        -------- --------- ---------- -----------
Class II                                                                                 11.66     -6.48      13.54      10.26
---------------------------------------------------------------------------------------  -----     -----      -----      -----
Morgan Stanley Capital International Emerging Markets Index (reflects no deduction for
fees, expenses or taxes)                                                                 18.22     -0.92      16.52       9.78
---------------------------------------------------------------------------------------  -----     -----      -----      -----


MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Mauro Ratto, Head of Emerging Markets at Pioneer (portfolio manager of the portfolio since March 2013), Marco Mencini, Head of European and Emerging
                       Markets Equity Research at Pioneer (portfolio manager of the portfolio since
                       March 2013) and Andrea Salvatori, Senior Equity Portfolio Manager at Pioneer
                       (portfolio manager of the portfolio since March 2013)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Long-term growth of capital.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in securities of emerging market issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The portfolio's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the portfolio may invest in other emerging markets. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the portfolio's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may consider an ETF as an emerging market issuer for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in emerging market issuers. The portfolio may invest in initial public offerings of equity securities. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds"), including below investment grade convertible debt, or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objective of long-term growth of capital, to diversify the portfolio or for greater liquidity.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
oIssuers in countries expected to have economic and market environments that will be positive
oFavorable expected returns relative to perceived risk oCompanies expected to benefit from long-term trends in the economy oLow market valuations relative to expected earnings, assets, cash flow and revenues
oTurnaround potential for companies that have been through difficult periods oManagement with demonstrated ability and commitment to the company oIssuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The portfolio may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes

More on the portfolio's investment objective and strategies


securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

More on the risks of investing in the portfolio


oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


Additional risks of investing in emerging markets include:
oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation oThe portfolio could experience a loss from settlement and custody practices in some emerging markets
oThe possibility that a counterparty may not complete a currency or securities transaction
oLow trading volumes may result in a lack of liquidity and in extreme price volatility


GEOGRAPHIC FOCUS RISK. To the extent that the portfolio invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, the portfolio may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the

More on the risks of investing in the portfolio

portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Mauro Ratto, Marco Mencini and Andrea Salvatori. Mr. Ratto, Mr. Mencini and Mr. Salvatori are supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis and include members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Ratto is Head of Emerging Markets at Pioneer. He joined Pioneer in 1998 and has served as a portfolio manager of the portfolio since March 2013.

Mr. Mencini is Head of Equities - Emerging Markets at Pioneer. He joined Pioneer in 2001 and has served as a portfolio manager of the portfolio since March 2013.

Mr. Salvatori is Head of Global Emerging Markets & Latin American Equities at Pioneer. He joined a predecessor organization to Pioneer in 1999 and has served as a portfolio manager of the portfolio since March 2013.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 1.15% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

Management

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the portfolio to reflect the security's fair value at the time the portfolio determines its net asset value. The portfolio applies these recommendations in accordance with procedures approved by the Board of Trustees.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than portfolios

Pricing of shares

that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Shareholder information

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER EMERGING MARKETS VCT PORTFOLIO


CLASS II




                                                                                 YEAR         YEAR
                                                                                 ENDED       ENDED
                                                                               12/31/12     12/31/11
                                                                              ---------- -------------
Net asset value, beginning of period                                           $ 23.71     $   31.04
                                                                               -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.18     $    0.27
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    2.48         (7.60)
                                                                               -------     ---------
  Net increase (decrease) from investment operations                           $  2.66     $   (7.33)
Distributions to shareowners:
 Net investment income                                                           (0.05)            -
 Net realized gain                                                               (0.77)            -
                                                                               -------     ---------
Total distributions                                                            $ (0.82)    $       -
                                                                               -------     ---------
Net increase (decrease) in net asset value                                     $  1.84     $   (7.33)
                                                                               -------     ---------
Net asset value, end of period                                                 $ 25.55     $   23.71
                                                                               -------     ---------
Total return*                                                                    11.66%       (23.62)%
Ratio of net expenses to average net assets+                                      1.70%         1.72%
Ratio of net investment income to average net assets+                             0.71%         0.86%
Portfolio turnover rate                                                            143%          215%
Net assets, end of period (in thousands)                                       $53,514     $  52,403



                                                                                 YEAR       YEAR         YEAR
                                                                                 ENDED      ENDED       ENDED
                                                                               12/31/10   12/31/09     12/31/08
                                                                              ---------- ---------- -------------
Net asset value, beginning of period                                           $ 26.94    $ 15.62     $  43.32
                                                                               -------    -------     --------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.13    $  0.07     $   0.31
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    4.06      11.44       (22.80)
                                                                               -------    -------     --------
  Net increase (decrease) from investment operations                           $  4.19    $ 11.51     $ (22.49)
Distributions to shareowners:
 Net investment income                                                           (0.09)     (0.19)       (0.03)
 Net realized gain                                                                   -          -        (5.18)
                                                                               -------    -------     --------
Total distributions                                                            $ (0.09)   $ (0.19)    $  (5.21)
                                                                               -------    -------     --------
Net increase (decrease) in net asset value                                     $  4.10    $ 11.32     $ (27.70)
                                                                               -------    -------     --------
Net asset value, end of period                                                 $ 31.04    $ 26.94     $  15.62
                                                                               -------    -------     --------
Total return*                                                                    15.61%     74.02%      (58.30)%
Ratio of net expenses to average net assets+                                      1.70%      1.69%        1.76%
Ratio of net investment income to average net assets+                             0.40%      0.45%        1.24%
Portfolio turnover rate                                                             97%        60%          65%
Net assets, end of period (in thousands)                                       $83,293    $82,930     $ 38,143


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust
PIONEER EMERGING MARKETS VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19079-08-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER EQUITY INCOME VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 15
Shareholder information................................ 17
Distributions and taxes................................ 20
Financial highlights................................... 21


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       0.65%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.10%
-----------------------------------------------------------------------------------    ----
Acquired Fund Fees and Expenses /1/                                                   0.04%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             0.79%
-----------------------------------------------------------------------------------    ----

----------------------------------------------------------------------------------- ----



1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




           NUMBER OF YEARS YOU OWN YOUR
                      SHARES
           (WITH OR WITHOUT REDEMPTION)
          ------------------------------
             1      3       5       10
          ------ ------- ------- -------
Class I   $81    $252    $439    $978
--------- ---    ----    ----    ----


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 47% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest in initial public offerings of equity securities.

Portfolio summary

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.


The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the

Portfolio summary

derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05    '06     '07    '08      '09     '10     '11   '12
  22.61   16.38   5.72   22.45   0.81   -30.29   14.14   19.56   6.03  10.30






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 14.29% (04/01/2003 TO 06/30/2003). THE LOWEST CALENDAR QUARTERLY RETURN WAS -20.81% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                   SINCE
                                                                                                               INCEPTION
                                                                                 1 YEAR   5 YEARS   10 YEARS  (03/01/95)
                                                                               -------- --------- ---------- -----------
Class I                                                                         10.30      2.16       7.55         8.69
------------------------------------------------------------------------------  -----      ----       ----         ----
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)    17.51      0.59       7.38         8.82
------------------------------------------------------------------------------  -----      ----       ----         ----


MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John A. Carey, portfolio manager of the portfolio since 1995, is an executive vice president of Pioneer. Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001, is a vice president of Pioneer.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

Portfolio summary

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest in initial public offerings of equity securities. The portfolio may consider ETFs as income producing equity securities for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in income producing equity securities of U.S. issuers.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 20% of its net assets in REITs.


The portfolio may invest in securities of issuers in any industry or market segment, and in securities of any market capitalization. The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. The portfolio may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio may invest in debt securities rated "C" or better, or comparable unrated securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives of current income and long-term capital growth, to diversify the portfolio's portfolio or for greater liquidity. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
oFavorable expected returns relative to perceived risk oManagement with demonstrated ability and commitment to the company oLow market valuations relative to earnings forecast, book value, cash flow and sales

More on the portfolio's investment objectives and strategies

oGood prospects for dividend growth

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative


oTo manage portfolio characteristics (for example, the portfolio's currency exposure and exposure to various market segments)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the

More on the risks of investing in the portfolio

financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio's portfolio is the responsibility of John A. Carey, portfolio manager of the portfolio since 1995, and Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey, an executive vice president of Pioneer, joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $1 billion and 0.60% on average daily net assets over $1 billion. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that

Pricing of shares

primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Shareholder information

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER EQUITY INCOME VCT PORTFOLIO


CLASS I




                                                                                 YEAR        YEAR
                                                                                ENDED       ENDED
                                                                               12/31/12    12/31/11
                                                                             ----------- -----------
Net asset value, beginning of period                                           $ 20.26     $ 19.57
                                                                               -------     -------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.94     $  0.55
 Net realized and unrealized gain (loss) on investments                           1.13        0.62
                                                                               -------     -------
  Net increase (decrease) from investment operations                           $  2.07     $  1.17
Distributions to shareowners:
 Net investment income                                                           (0.85)      (0.48)
 Net realized gain                                                                   -           -
                                                                               -------     -------
Net increase (decrease) in net asset value                                     $  1.22     $  0.69
                                                                               -------     -------
Net asset value, end of period                                                 $ 21.48     $ 20.26
                                                                               -------     -------
Total return*                                                                    10.30%       6.03%
Ratio of net expenses to average net assets+                                      0.75%       0.75%
Ratio of net investment income to average net assets+                             4.10%       2.58%
Portfolio turnover rate                                                             47%         34%
Net assets, end of period (in thousands)                                       $85,168     $91,876
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                    0.75%       0.75%
 Net investment income                                                            4.10%       2.58%



                                                                                 YEAR        YEAR         YEAR
                                                                                ENDED       ENDED        ENDED
                                                                               12/31/10    12/31/09     12/31/08
                                                                             ----------- ----------- -------------
Net asset value, beginning of period                                           $ 16.75     $ 15.18     $   23.76
                                                                               -------     -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.44     $  0.47     $    0.68
 Net realized and unrealized gain (loss) on investments                           2.79        1.60         (7.42)
                                                                               -------     -------     ---------
  Net increase (decrease) from investment operations                           $  3.23     $  2.07     $   (6.74)
Distributions to shareowners:
 Net investment income                                                           (0.41)      (0.50)        (0.57)
 Net realized gain                                                                   -           -         (1.27)
                                                                               -------     -------     ---------
Net increase (decrease) in net asset value                                     $  2.82     $  1.57     $   (8.58)
                                                                               -------     -------     ---------
Net asset value, end of period                                                 $ 19.57     $ 16.75     $   15.18
                                                                               -------     -------     ---------
Total return*                                                                    19.56%      14.14%       (30.29)%
Ratio of net expenses to average net assets+                                      0.76%       0.77%         0.75%
Ratio of net investment income to average net assets+                             2.29%       3.02%         3.17%
Portfolio turnover rate                                                             18%         33%           17%
Net assets, end of period (in thousands)                                       $95,224     $92,714     $  93,110
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                    0.76%       0.77%         0.75%
 Net investment income                                                            2.29%       3.02%         3.17%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.^

Pioneer Variable Contracts Trust
PIONEER EQUITY INCOME VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19080-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER EQUITY INCOME VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS II
----------------------------------------------------------------------------------- ---------
Management Fees                                                                        0.65%
-----------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                  0.25%
-----------------------------------------------------------------------------------     ----
Other Expenses                                                                         0.10%
-----------------------------------------------------------------------------------     ----
Acquired Fund Fees and Expenses /1/                                                    0.04%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses                                              1.04%
-----------------------------------------------------------------------------------     ----



1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $106    $331    $574    $1,271
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 47% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest in initial public offerings of equity securities.

Portfolio summary

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.


The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the

Portfolio summary

derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on September 14, 1999 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05    '06     '07    '08      '09     '10     '11    '12
  22.27   16.04   5.52   22.12   0.54   -30.48   13.89   19.23   5.77   9.97






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 14.23% (04/01/2003 TO 06/30/2003). THE LOWEST CALENDAR QUARTERLY RETURN WAS -20.90% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                   SINCE
                                                                                                               INCEPTION
                                                                                 1 YEAR   5 YEARS   10 YEARS  (03/01/95)
                                                                               -------- --------- ---------- -----------
Class II                                                                         9.97      1.89       7.28         8.42
------------------------------------------------------------------------------   ----      ----       ----         ----
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)    17.51      0.59       7.38         8.82
------------------------------------------------------------------------------  -----      ----       ----         ----


MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John A. Carey, portfolio manager of the portfolio since 1995, is an executive vice president of Pioneer. Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001, is a vice president of Pioneer.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

Portfolio summary

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest in initial public offerings of equity securities. The portfolio may consider ETFs as income producing equity securities for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in income producing equity securities of U.S. issuers.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 20% of its net assets in REITs.


The portfolio may invest in securities of issuers in any industry or market segment, and in securities of any market capitalization. The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. The portfolio may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio may invest in debt securities rated "C" or better, or comparable unrated securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives of current income and long-term capital growth, to diversify the portfolio's portfolio or for greater liquidity. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
oFavorable expected returns relative to perceived risk oManagement with demonstrated ability and commitment to the company oLow market valuations relative to earnings forecast, book value, cash flow and sales

More on the portfolio's investment objectives and strategies

oGood prospects for dividend growth

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative


oTo manage portfolio characteristics (for example, the portfolio's currency exposure and exposure to various market segments)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the

More on the risks of investing in the portfolio

financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio's portfolio is the responsibility of John A. Carey, portfolio manager of the portfolio since 1995, and Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey, an executive vice president of Pioneer, joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $1 billion and 0.60% on average daily net assets over $1 billion. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER EQUITY INCOME VCT PORTFOLIO


CLASS II




                                                                                 YEAR        YEAR
                                                                                ENDED       ENDED
                                                                               12/31/12    12/31/11
                                                                             ----------- -----------
Net asset value, beginning of period                                           $ 20.39     $ 19.68
                                                                               -------     -------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.68     $  0.48
 Net realized and unrealized gain (loss) on investments                           1.34        0.64
                                                                               -------     -------
  Net increase (decrease) from investment operations                           $  2.02     $  1.12
Distributions to shareowners:
 Net investment income                                                           (0.81)      (0.41)
 Net realized gain                                                                   -           -
                                                                               -------     -------
Net increase (decrease) in net asset value                                     $  1.21     $  0.71
                                                                               -------     -------
Net asset value, end of period                                                 $ 21.60     $ 20.39
                                                                               -------     -------
Total return*                                                                     9.97%       5.77%
Ratio of net expenses to average net assets+                                      1.00%       1.00%
Ratio of net investment income to average net assets+                             3.80%       2.34%
Portfolio turnover rate                                                             47%         34%
Net assets, end of period (in thousands)                                       $83,657     $57,460
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                    1.00%       1.00%
 Net investment income                                                            3.80%       2.34%



                                                                                 YEAR        YEAR         YEAR
                                                                                ENDED       ENDED        ENDED
                                                                               12/31/10    12/31/09     12/31/08
                                                                             ----------- ----------- -------------
Net asset value, beginning of period                                           $ 16.85     $ 15.26     $   23.89
                                                                               -------     -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.37     $  0.69     $    0.62
 Net realized and unrealized gain (loss) on investments                           2.83        1.36         (7.45)
                                                                               -------     -------     ---------
  Net increase (decrease) from investment operations                           $  3.20     $  2.05     $   (6.83)
Distributions to shareowners:
 Net investment income                                                           (0.37)      (0.46)        (0.53)
 Net realized gain                                                                   -           -         (1.27)
                                                                               -------     -------     ---------
Net increase (decrease) in net asset value                                     $  2.83     $  1.59     $   (8.63)
                                                                               -------     -------     ---------
Net asset value, end of period                                                 $ 19.68     $ 16.85     $   15.26
                                                                               -------     -------     ---------
Total return*                                                                    19.23%      13.89%       (30.48)%
Ratio of net expenses to average net assets+                                      1.01%       1.01%         1.00%
Ratio of net investment income to average net assets+                             2.04%       2.75%         2.92%
Portfolio turnover rate                                                             18%         33%           17%
Net assets, end of period (in thousands)                                       $56,700     $50,249     $  90,372
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                    1.01%       1.01%         1.00%
 Net investment income                                                            2.04%       2.75%         2.92%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust
PIONEER EQUITY INCOME VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19081-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER HIGH YIELD VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  8
More on the risks of investing in the portfolio........ 12
Management............................................. 19
Pricing of shares...................................... 20
Shareholder information................................ 22
Distributions and taxes................................ 25
Financial highlights................................... 26


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Maximize total return through a combination of income and capital appreciation.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       0.65%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.21%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             0.86%
-----------------------------------------------------------------------------------    ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          --------------------------------
             1      3       5        10
          ------ ------- ------- ---------
Class I   $88    $274    $477    $1,061
--------- ---    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 44% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

Portfolio summary

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers.

The portfolio may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, such as credit default swaps and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may hold cash or other short-term investments.


The portfolio's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments. (This risk may be greater in the short term.) High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Portfolio summary

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


EQUITY SECURITIES RISK. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.

RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds and payment in kind securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Portfolio summary

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the following indices: Bank of America (BofA) Merrill Lynch High Yield Master II Index, the portfolio's primary benchmark, and BofA Merrill Lynch All Convertibles Speculative Quality Index, an unmanaged index of high yield U.S. convertible securities. The primary benchmark is a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.


The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04    '05    '06    '07    '08      '09     '10     '11          '12
  32.78   8.03   1.95   8.52   5.95   -35.43   60.49   18.04   -1.68        16.08






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 25.53% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -26.37% (10/01/2008 TO 12/31/2008).

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                             1 YEAR   5 YEARS
                                                                                           -------- ---------
Class I                                                                                     16.08      6.90
------------------------------------------------------------------------------------------  -----      ----
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or
taxes)                                                                                      15.59     10.01
------------------------------------------------------------------------------------------  -----     -----
BofA Merrill Lynch All Convertibles Speculative Quality Index (reflects no deduction for
fees, expenses or taxes)                                                                    14.96      4.06
------------------------------------------------------------------------------------------  -----     -----



                                                                                                            SINCE
                                                                                                        INCEPTION
                                                                                             10 YEARS  (05/01/00)
                                                                                           ---------- -----------
Class I                                                                                        8.91       8.50
-------------------------------------------------------------------------------------------    ----       ----
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or
taxes)                                                                                        10.39       8.18
-------------------------------------------------------------------------------------------   -----       ----
BofA Merrill Lynch All Convertibles Speculative Quality Index (reflects no deduction for
fees, expenses or taxes)                                                                       7.31       4.07
-------------------------------------------------------------------------------------------   -----       ----


MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Andrew Feltus, senior vice president of Pioneer (portfolio manager of the portfolio since 2007). Tracy Wright, senior vice president of Pioneer (portfolio manager of the portfolio since 2007).

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio invests in equity securities, which may or may not pay dividends, when Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio.

The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

Pioneer uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DEBT RATING CONSIDERATIONS
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. An investor can still lose significant amounts when investing in investment grade securities.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased,

More on the portfolio's investment objective and strategies

the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


ASSET-BACKED SECURITIES
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.


SUBORDINATED SECURITIES
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.



FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.


INVERSE FLOATING RATE OBLIGATIONS
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EVENT-LINKED BONDS
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Interest rates in the U.S. recently have been historically low.


Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

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Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.


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RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

RISKS OF CONVERTIBLE SECURITIES. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


Additional risks of investing in emerging markets include:
oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation


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oThe portfolio could experience a loss from settlement and custody practices in some emerging markets
oThe possibility that a counterparty may not complete a currency or securities transaction
oLow trading volumes may result in a lack of liquidity and in extreme price volatility

EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the

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More on the risks of investing in the portfolio

portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio's reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio is the responsibility of Andrew Feltus and Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a senior vice president, joined Pioneer in 1994 and has served as a portfolio manager of the portfolio since 2007. Ms. Wright, a senior vice president, joined Pioneer in 2004 as an analyst and has served as a portfolio manager of the portfolio since 2007.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $1 billion and 0.60% of the portfolio's average daily net assets over $1 billion. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income other than net short-term and long-term capital gains. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER HIGH YIELD VCT PORTFOLIO


CLASS I




                                                             YEAR        YEAR ENDED        YEAR        YEAR          YEAR
                                                             ENDED        12/31/11         ENDED       ENDED        ENDED
                                                           12/31/12    (CONSOLIDATED)    12/31/10    12/31/09      12/31/08
                                                          ----------  ----------------  ----------  ----------  -------------
Net asset value, beginning of period                       $  9.92        $ 10.64        $  9.53     $  6.46      $  11.05
                                                           -------        -------        -------     -------      --------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.56        $  0.59        $  0.59     $  0.61      $   0.67
 Net realized and unrealized gain (loss) on investments       0.96          (0.75)          1.07        3.10         (4.36)
                                                           -------        -------        -------     -------      --------
  Net increase (decrease) from investment operations       $  1.52        $ (0.16)       $  1.66     $  3.71      $  (3.69)
Distributions to shareowners:
 Net investment income                                       (0.57)         (0.56)         (0.55)      (0.64)        (0.67)
 Net realized gain                                           (0.40)             -              -           -         (0.23)
                                                           -------        -------        -------     -------      --------
Net increase (decrease) in net asset value                 $  0.55        $ (0.72)       $  1.11     $  3.07      $  (4.59)
                                                           -------        -------        -------     -------      --------
Net asset value, end of period                             $ 10.47        $  9.92        $ 10.64     $  9.53      $   6.46
                                                           -------        -------        -------     -------      --------
Total return*                                                16.08%         (1.68)%        18.04%      60.49%       (35.43)%
Ratio of net expenses to average net assets+                  0.86%          0.82%          0.81%       0.80%         0.83%
Ratio of net investment income to average net assets+         5.39%          5.47%          5.98%       7.58%         7.00%
Portfolio turnover rate                                         44%            43%            33%         41%           36%
Net assets, end of period (in thousands)                   $59,937        $ 58,084       $71,180     $73,517      $ 43,923


+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.^

                                   Notes 27

                                   Notes 28

                                     Notes

Pioneer Variable Contracts Trust
PIONEER HIGH YIELD VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19089-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER HIGH YIELD VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  8
More on the risks of investing in the portfolio........ 12
Management............................................. 19
Pricing of shares...................................... 21
Shareholder information................................ 23
Distributions and taxes................................ 26
Financial highlights................................... 27


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Maximize total return through a combination of income and capital appreciation.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS II
----------------------------------------------------------------------------------- ---------
Management Fees                                                                        0.65%
-----------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                  0.25%
-----------------------------------------------------------------------------------     ----
Other Expenses                                                                         0.22%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses                                              1.12%
-----------------------------------------------------------------------------------     ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $114    $356    $617    $1,363
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 44% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

Portfolio summary

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers.

The portfolio may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, such as credit default swaps and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may hold cash or other short-term investments.


The portfolio's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments. (This risk may be greater in the short term.) High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Portfolio summary

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


EQUITY SECURITIES RISK. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.

RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds and payment in kind securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio summary

THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the following indices: Bank of America (BofA) Merrill Lynch High Yield Master II Index, the portfolio's primary benchmark, and BofA Merrill Lynch All Convertibles Speculative Quality Index, an unmanaged index of high yield U.S. convertible securities. The primary benchmark is a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.


The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on May 1, 2001 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04    '05    '06    '07    '08      '09     '10     '11          '12
  32.52   7.76   1.70   8.25   5.59   -35.63   60.03   17.67   -2.04        15.73






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 25.34% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -26.53% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                             1 YEAR   5 YEARS
                                                                                           -------- ---------
Class II                                                                                    15.73      6.56
------------------------------------------------------------------------------------------  -----      ----
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or
taxes)                                                                                      15.59     10.01
------------------------------------------------------------------------------------------  -----     -----
BofA Merrill Lynch All Convertibles Speculative Quality Index (reflects no deduction for
fees, expenses or taxes)                                                                    14.96      4.06
------------------------------------------------------------------------------------------  -----     -----



                                                                                                            SINCE
                                                                                                        INCEPTION
                                                                                             10 YEARS  (05/01/00)
                                                                                           ---------- -----------
Class II                                                                                       8.59       8.18
-------------------------------------------------------------------------------------------    ----       ----
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or
taxes)                                                                                        10.39       8.18
-------------------------------------------------------------------------------------------   -----       ----
BofA Merrill Lynch All Convertibles Speculative Quality Index (reflects no deduction for
fees, expenses or taxes)                                                                       7.31       4.07
-------------------------------------------------------------------------------------------   -----       ----

MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Andrew Feltus, senior vice president of Pioneer (portfolio manager of the portfolio since 2007). Tracy Wright, senior vice president of Pioneer (portfolio manager of the portfolio since 2007).

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio invests in equity securities, which may or may not pay dividends, when Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio.

The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

Pioneer uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DEBT RATING CONSIDERATIONS
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. An investor can still lose significant amounts when investing in investment grade securities.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased,

More on the portfolio's investment objective and strategies

the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


ASSET-BACKED SECURITIES
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.


SUBORDINATED SECURITIES
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.



FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.


INVERSE FLOATING RATE OBLIGATIONS
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EVENT-LINKED BONDS
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Interest rates in the U.S. recently have been historically low.


Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

More on the risks of investing in the portfolio

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

RISKS OF CONVERTIBLE SECURITIES. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


Additional risks of investing in emerging markets include:
oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

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oThe portfolio could experience a loss from settlement and custody practices in some emerging markets
oThe possibility that a counterparty may not complete a currency or securities transaction
oLow trading volumes may result in a lack of liquidity and in extreme price volatility

EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the

More on the risks of investing in the portfolio

portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio's reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio is the responsibility of Andrew Feltus and Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a senior vice president, joined Pioneer in 1994 and has served as a portfolio manager of the portfolio since 2007. Ms. Wright, a senior vice president, joined Pioneer in 2004 as an analyst and has served as a portfolio manager of the portfolio since 2007.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $1 billion and 0.60% of the portfolio's average daily net assets over $1 billion. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Management

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily

Pricing of shares

available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Shareholder information

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income other than net short-term and long-term capital gains. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER HIGH YIELD VCT PORTFOLIO


CLASS II




                                                              YEAR        YEAR ENDED         YEAR        YEAR          YEAR
                                                             ENDED         12/31/11         ENDED        ENDED        ENDED
                                                            12/31/12    (CONSOLIDATED)     12/31/10    12/31/09      12/31/08
                                                          -----------  ----------------  -----------  ----------  -------------
Net asset value, beginning of period                        $  9.88        $ 10.61         $  9.51     $  6.45      $  11.04
                                                            -------        -------         -------     -------      --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.54        $  0.55         $  0.54     $  0.61      $   0.65
 Net realized and unrealized gain (loss) on investments        0.94          (0.75)           1.08        3.07         (4.36)
                                                            -------        -------         -------     -------      --------
  Net increase (decrease) from investment operations        $  1.48        $ (0.20)        $  1.62     $  3.68      $  (3.71)
Distributions to shareowners:
 Net investment income                                        (0.54)         (0.53)          (0.52)      (0.62)        (0.65)
 Net realized gain                                            (0.40)             -               -           -         (0.23)
                                                            -------        -------         -------     -------      --------
Net increase (decrease) in net asset value                  $  0.54        $ (0.73)        $  1.10     $  3.06      $  (4.59)
                                                            -------        -------         -------     -------      --------
Net asset value, end of period                              $ 10.42        $  9.88         $ 10.61     $  9.51      $   6.45
                                                            -------        -------         -------     -------      --------
Total return*                                                 15.73%         (2.04)%         17.67%      60.03%       (35.63)%
Ratio of net expenses to average net assets+                   1.12%          1.07%           1.04%       1.05%         1.08%
Ratio of net investment income to average net assets+          5.10%          5.18%           5.67%       7.24%         6.65%
Portfolio turnover rate                                          44%            43%             33%         41%           36%
Net assets, end of period (in thousands)                    $13,124        $14,696         $15,582     $65,631      $ 33,797


+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.^

                                   Notes 28

                                     Notes

Pioneer Variable Contracts Trust
PIONEER HIGH YIELD VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19090-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies......................................... 10
More on the risks of investing in the portfolio........ 17
Management............................................. 26
Pricing of shares...................................... 28
Shareholder information................................ 30
Distributions and taxes................................ 33
Financial highlights................................... 34


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Long-term capital growth and current income.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES PAID
(expenses that you pay each year as a percentage of the value of your investment)          CLASS II
------------------------------------------------------------------------------------------ ---------
Management Fees                                                                               0.14%
------------------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                         0.25%
------------------------------------------------------------------------------------------     ----
Other Expenses                                                                                0.08%
------------------------------------------------------------------------------------------     ----
Acquired Fund Fees and Expenses /1/                                                           0.84%
------------------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses /1/            1.31%
------------------------------------------------------------------------------------------     ----
Fee Waiver and Expense Reimbursement /2/                                                      0.00%
------------------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement Plus     1.31%
------------------------------------------------------------------------------------------     ----
  Acquired Fund Fees and Expenses 1,2
------------------------------------------------------------------------------------------


1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.


2 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions)to the extent required to reduce portfolio expenses to 0.48% of the average daily net assets attributable to Class II shares. Acquired fund fees and expenses are not included in the expense limitation noted above. This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $133    $415    $718    $1,579
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 9% of the average value of the portfolio.

Portfolio summary

PRINCIPAL INVESTMENT STRATEGIES

The portfolio is a "fund of funds." The portfolio seeks to achieve its investment objective by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset backed securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.


Because this is a growth allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a small portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                     EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
                                                      ALLOCATION          ALLOCATION                ALLOCATION
                                                   ------------- ------------------- -------------------------
Pioneer Ibbotson Growth Allocation VCT Portfolio       70-100%               0-30%                       0-4%
--------------------------------------------------      ------                ----                        ---

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the portfolio's assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to the portfolio's target allocation.

From time to time the portfolio's investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. Each of the underlying funds has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the portfolio. In addition to the portfolio's operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the portfolio's transactions in shares of the underlying funds.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
 RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio summary

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

   RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

     RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:


   INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

   PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.


   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie
   Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

   RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

   INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Portfolio summary

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds and payment in kind securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.


 RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

   PORTFOLIO SELECTION RISK. The adviser or subadviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

   LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.


   CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.


   DERIVATIVES RISK. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.


   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

Portfolio summary

ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'06       '07    '08      '09     '10     '11    '12
  12.67   5.74   -35.00   32.49   14.76   -3.27   11.89






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 18.03% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -20.39% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                   SINCE
                                                                                                               INCEPTION
                                                                                             1 YEAR   5 YEARS  (3/18/05)
                                                                                           -------- --------- ----------

------------------------------------------------------------------------------------------ -----    ----      ----
Class II                                                                                    11.89      1.36        4.16
------------------------------------------------------------------------------------------ ------      ----        ----
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)             16.00      1.66        4.53
------------------------------------------------------------------------------------------ ------      ----        ----
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)    4.22      5.95        5.64
------------------------------------------------------------------------------------------ ------      ----        ----


MANAGEMENT



INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Ibbotson Associates, Inc.
PORTFOLIO MANAGEMENT    Scott Wentsel, vice president and senior portfolio manager at Ibbotson
                        (portfolio manager of the portfolio since 2005); Brian Huckstep, portfolio manager at Ibbotson (portfolio manager of the portfolio since 2005); Paul
                        Arnold, senior consultant at Ibbotson (portfolio manager of the portfolio since
                            2012)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio seeks to achieve its investment objectives by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities.


ASSET ALLOCATION PROCESS
Pioneer Investment Management, Inc, (Pioneer) the portfolio's investment adviser, allocates the portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates, Inc. (Ibbotson) to act as subadviser to the portfolio and allocate, subject to Pioneer's supervision, the portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The goal of this process is to identify a combination of investments in different asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets in underlying funds that invest in those asset classes. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given the portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, the portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of the portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate the portfolio's target asset allocation and may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. The portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.

The following is a general guide regarding the anticipated allocation of assets of the portfolio among broad asset classes. Pioneer may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes the portfolio's investments in cash, cash equivalents, or money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                     EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
                                                      ALLOCATION          ALLOCATION                ALLOCATION
                                                   ------------- ------------------- -------------------------
Pioneer Ibbotson Growth Allocation VCT Portfolio       70-100%               0-30%                       0-4%
--------------------------------------------------      ------                ----                        ---

Based upon the analysis described above under "Asset allocation process," the portfolio expects to invest its assets in underlying mutual funds within the ranges set forth below. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is attached as Appendix A at the end of, and is considered part of, this prospectus.

Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the portfolio may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Pioneer and Ibbotson may add other funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of the portfolio's investments.




                                            PIONEER IBBOTSON
                                           GROWTH ALLOCATION
UNDERLYING FUND NAME                           VCT PORTFOLIO
----------------------------------------- ------------------
Pioneer Fund                                          0-30%
-----------------------------------------              ----
Pioneer Independence Fund                             0-30%
-----------------------------------------              ----
Pioneer Research Fund                                 0-30%
-----------------------------------------              ----
Pioneer Oak Ridge Large Cap Growth Fund               0-30%
-----------------------------------------              ----
Pioneer Fundamental Growth Fund                       0-30%
-----------------------------------------              ----
Pioneer Disciplined Growth Fund                       0-30%
-----------------------------------------              ----
Pioneer Disciplined Value Fund                        0-30%
-----------------------------------------              ----
Pioneer Value Fund                                    0-30%
-----------------------------------------              ----
Pioneer Fundamental Value Fund                        0-30%
-----------------------------------------              ----
Pioneer Select Mid Cap Growth Fund                    0-30%
-----------------------------------------              ----
Pioneer Mid Cap Value Fund                            0-30%
-----------------------------------------              ----
Pioneer Oak Ridge Small Cap Growth Fund               0-30%
-----------------------------------------              ----

More on the portfolio's investment objectives and strategies



                                                     PIONEER IBBOTSON
                                                    GROWTH ALLOCATION
UNDERLYING FUND NAME                                    VCT PORTFOLIO
-------------------------------------------------- ------------------
Pioneer Global Equity Fund                                 0-30%
--------------------------------------------------         ----
Pioneer International Value Fund                           0-30%
--------------------------------------------------         ----
Pioneer Emerging Markets Fund                              0-30%
--------------------------------------------------         ----
Pioneer Real Estate Shares                                 0-30%
--------------------------------------------------         ----
Pioneer Growth Opportunities Fund                          0-30%
--------------------------------------------------         ----
Pioneer Equity Income Fund                                 0-30%
--------------------------------------------------         ----
Pioneer Government Income Fund                             0-30%
--------------------------------------------------         ----
Pioneer High Yield Fund                                    0-30%
--------------------------------------------------         ----
Pioneer Global Aggregate Bond Fund                         0-30%
--------------------------------------------------         ----
Pioneer Global High Yield Fund                             0-30%
--------------------------------------------------         ----
Pioneer Bond Fund                                          0-30%
--------------------------------------------------         ----
Pioneer Strategic Income Fund                              0-30%
--------------------------------------------------         ----
Pioneer Absolute Return Credit Fund                        0-30%
--------------------------------------------------         ----
Pioneer Multi-Asset Ultrashort Income Fund                 0-30%
--------------------------------------------------         ----
Pioneer Floating Rate Fund                                 0-30%
--------------------------------------------------         ----
Pioneer Short Term Income Fund                             0-30%
--------------------------------------------------         ----
Pioneer Cash Reserves Fund                                 0-30%
--------------------------------------------------         ----
Invesco International Growth Fund                          0-30%
--------------------------------------------------         ----
Invesco Global Small & Mid Cap Growth Fund                 0-30%
--------------------------------------------------         ----
Invesco Global Real Estate Fund                            0-30%
--------------------------------------------------         ----
Invesco Select Companies Fund                              0-30%
--------------------------------------------------         ----
BlackRock Capital Appreciation Fund, Inc.                  0-30%
--------------------------------------------------         ----
BlackRock International Index Fund                         0-30%
--------------------------------------------------         ----
BlackRock Value Opportunities Fund, Inc.                   0-30%
--------------------------------------------------         ----
Oppenheimer Main Street Small- & Mid-Cap Fund              0-30%
--------------------------------------------------         ----
Oppenheimer Commodity Strategy Total Return Fund            0-4%
--------------------------------------------------         ----


PRINCIPAL INVESTMENTS BY UNDERLYING FUNDS
The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. For purposes of this section, "the portfolio" means the portfolio and, where applicable, an underlying fund.


INVESTMENTS IN EQUITY SECURITIES
     EQUITY SECURITIES

 The portfolio may invest in equity securities. Equity securities in which the portfolio invests include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


     INVESTMENTS IN REITS
 REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.

INVESTMENTS IN FIXED INCOME SECURITIES
     DEBT SECURITIES
 The portfolio may invest in debt securities. Debt securities in which the portfolio invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. The portfolio may acquire debt securities that are investment grade and may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

     U.S. GOVERNMENT AGENCY SECURITIES
 The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

     MORTGAGE-BACKED SECURITIES
 The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

 The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

     ASSET-BACKED SECURITIES
 The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

 The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

More on the portfolio's investment objectives and strategies

     SUBORDINATED SECURITIES
 The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

     BELOW INVESTMENT GRADE SECURITIES
 The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

     DEBT RATING CONSIDERATIONS
 For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.

     EVENT-LINKED BONDS
 The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

 Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

 Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

     FLOATING RATE LOANS
 Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

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     INVERSE FLOATING RATE OBLIGATIONS
 The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EQUITY AND FIXED INCOME INVESTMENTS
     NON-U.S. INVESTMENTS
 The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

     DERIVATIVES
 The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
  - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
  - As a substitute for purchasing or selling securities

  - To attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
  - To manage portfolio characteristics (for example the portfolio's currency exposure)


 The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


 The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


     CASH MANAGEMENT AND TEMPORARY INVESTMENTS

 Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser or subadviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio and each underlying fund may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary


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and strategies

purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.



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PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the portfolio's transactions in shares of the underlying funds.


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Currently, Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS


RISKS OF EQUITY INVESTMENTS
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

   RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
    -The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
    -Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
    -The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
    -A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

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

   Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

   Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.


RISKS OF FIXED INCOME INVESTMENTS
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgage-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases. Risks of investing in underlying fixed income funds may include:

   INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

   Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

   PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the



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   proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.


   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

   Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

   These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

   Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other


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

   mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

   Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

   The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

   The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

   The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest


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   and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.


   RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


   INFLATION-LINKED SECURITY RISK. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the portfolio`s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The non-seasonally adjusted index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the non-seasonally adjusted index.

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio's reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.



RISKS OF EQUITY AND FIXED INCOME INVESTMENTS
Risks of investing in underlying equity and fixed income funds may include:

   PORTFOLIO SELECTION RISK. The adviser or subadviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

   LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

    -Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

    -Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable


    -Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

    -The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
    -Economic, political, regulatory and social developments may adversely affect the securities markets

    -It may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country
    -Withholding and other non-U.S. taxes may decrease the portfolio's return

    -Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

    -A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms


     Additional risks of investing in emerging markets include:
    -The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
    -Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

    -The portfolio could experience a loss from settlement and custody practices in some emerging markets

    -The possibility that a counterparty may not complete a currency or securities transaction

More on the risks of investing in the portfolio

    -Low trading volumes may result in a lack of liquidity, and in extreme price volatility

   CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.


   DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.


   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

   CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



INVESTMENT SUBADVISER

Ibbotson Associates, Inc. is the subadviser to the portfolio and allocates, subject to Pioneer's supervision, the portfolio's assets among asset classes and among the underlying funds. Ibbotson Associates, Inc., is a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. As of December 31, 2012, Ibbotson Associates, Inc. had approximately $25.7 billion in assets under management. Ibbotson is located at 22 West Washington Street, Chicago, Illinois 60602.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of a team of portfolio managers. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team and has served as a portfolio manager of the portfolio since 2005. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Mr. Huckstep has served as a portfolio manager of the portfolio since 2005. Paul Arnold, senior consultant, is responsible for developing and implementing asset class models in addition to fund-of-funds portfolio construction, manager due diligence and fund classification. Prior to joining Ibbotson in 2007, Mr. Arnold worked for two years at Bank of America in its Principal Investing Group. Mr. Arnold has served as a portfolio manager of the portfolio since 2012.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2012, the portfolio paid management fees to Pioneer, after waivers and expense reimbursements, equal to 0.14% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Ibbotson as compensation for Ibbotson's services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

The portfolio invests in shares of other mutual funds that are not traded on an exchange. Such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays dividends from any net investment income and any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO


CLASS II




                                                                             YEAR         YEAR
                                                                             ENDED        ENDED
                                                                           12/31/12     12/31/11
                                                                         ------------ ------------
Net asset value, beginning of year                                         $  10.17     $ 10.72
                                                                           --------     -------
Increase (decrease) from investment operations:
 Net investment income (a)                                                 $   0.19     $  0.16
 Net realized and unrealized gain (loss) on investments (a)                    1.00       (0.50)
                                                                           --------     -------
  Net increase (decrease) from investment operations                       $   1.19     $ (0.34)
Distributions to shareowners:
 Net investment income                                                     $  (0.19)    $ (0.21)
 Net realized gain                                                                -           -
                                                                           --------     -------
Total distributions to shareowners                                         $  (0.19)    $ (0.21)
                                                                           --------     -------
Net increase (decrease) in net asset value                                 $   1.00     $ (0.55)
                                                                           --------     -------
Net asset value, end of year                                               $  11.17     $ 10.17
                                                                           --------     -------
Total return*                                                                 11.89%      (3.27)%
Ratio of net expenses to average net assets+                                   0.47%       0.48%
Ratio of net investment income to average net assets+                          1.80%       1.48%
Portfolio turnover rate                                                           9%         10%
Net assets, end of year (in thousands)                                     $245,076     $235,400
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                 0.47%       0.49%
 Net investment income                                                         1.80%       1.47%



                                                                                 YEAR             YEAR         YEAR
                                                                                 ENDED            ENDED       ENDED
                                                                               12/31/10         12/31/09     12/31/08
                                                                         --------------------- ---------- -------------
Net asset value, beginning of year                                         $  9.53    $7.38                 $  12.41
                                                                           -------    --------              --------
Increase (decrease) from investment operations:
 Net investment income (a)                                                 $  0.15    $0.17                 $   0.23
 Net realized and unrealized gain (loss) on investments (a)                   1.23    2.18                     (4.27)
                                                                           -------    --------              --------
  Net increase (decrease) from investment operations                       $  1.38    $2.35                 $  (4.04)
Distributions to shareowners:
 Net investment income                                                     $ (0.19)   $(0.20)               $  (0.24)
 Net realized gain                                                               -    -                        (0.75)
                                                                           -------    --------              --------
Total distributions to shareowners                                         $ (0.19)   $(0.20)               $  (0.99)
                                                                           -------    --------              --------
Net increase (decrease) in net asset value                                 $  1.19    $2.15                 $  (5.03)
                                                                           -------    --------              --------
Net asset value, end of year                                               $ 10.72    $9.53                 $   7.38
                                                                           -------    --------              --------
Total return*                                                                14.76%   32.49%                  (35.00)%
Ratio of net expenses to average net assets+                                  0.45%   0.38%                     0.38%
Ratio of net investment income to average net assets+                         1.57%   2.04%                     2.31%
Portfolio turnover rate                                                          8%   33%                         32%
Net assets, end of year (in thousands)                                    $266,110    $250,625              $188,268
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                0.49%   0.51%                     0.53%
 Net investment income                                                        1.53%   1.91%                     2.16%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Appendix A

INFORMATION ABOUT THE UNDERLYING FUNDS
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website. The prospectus and statement of additional information for each Pioneer underlying fund is available as well on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

The underlying funds that invest primarily in equity securities are:


PIONEER FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests in a broad group of carefully selected securities that the fund's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests predominantly in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 15% of its net assets in REITs.


The fund may invest in initial public offerings of equity securities. The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INDEPENDENCE FUND


INVESTMENT OBJECTIVE
Capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund invests primarily in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers, including up to 10% of its assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest in initial public offerings of equity securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER RESEARCH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, from investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

The fund may invest up to 10% of its total assets in equity and debt securities of non-U.S. issuers, including up to 5% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash and other short-term investments.


The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research team. The adviser selects securities that are highly ranked by the research team and selling at reasonable prices or substantial discounts to their underlying values. From the universe of highly ranked securities, the research team constructs a portfolio that is reflective of overall sector weightings in the fund's benchmark index. A security will not be included in the portfolio simply because it is highly ranked by the research team. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

The adviser's research team evaluates a security's potential value based on the company's assets and prospects for earning growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The research team focuses on the quality and price of individual issuers. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research team.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oResearch - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oValuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER FUNDAMENTAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the "index") is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On June 30, 2012, securities in the index had market capitalizations of approximately $1.3 billion or greater. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.

For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities and securities of issuers that are in default.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a "growth" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, the adviser employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER VALUE FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to invest in a broad group of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.


The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. In selecting securities, the adviser also considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER FUNDAMENTAL VALUE FUND



INVESTMENT OBJECTIVES
Capital appreciation. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies (generally, market capitalizations of $1.5 billion or more). The fund may invest up to 30% of its total assets in securities of non-U.S. issuers, including up to 10% of its total assets in securities of emerging market issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide current income. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.



INVESTMENT ADVISER

Pioneer

Appendix A

PIONEER SELECT MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers, and securities in default.


The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund's investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MID CAP VALUE FUND


INVESTMENT OBJECTIVE
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($4.66 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.23 billion as of December 31, 2012) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in the Index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oResearch - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oValuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER GLOBAL EQUITY FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund's principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States.


The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers, including up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and cash and cash equivalents.


The fund may, but is not required to, use derivatives, including forward foreign currency exchange contracts and equity-based volatility indices. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INTERNATIONAL VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, from time to time, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro.


The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country. Emerging economies or securities markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EMERGING MARKETS FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The fund considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The fund invests in at least six emerging markets. The fund considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the fund may invest in other emerging markets. The fund does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the fund's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may invest in initial public offerings of equity securities. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may invest in debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The fund may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts and stock index futures, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

Appendix A

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER REAL ESTATE SHARES


INVESTMENT OBJECTIVES
Long-term growth of capital. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The fund may at times emphasize particular sub-sectors of the real estate industry. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.


The fund may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in the securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities.


The fund uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.


INVESTMENT ADVISER
Pioneer (adviser); AEW Capital Management, L.P. (subadviser)

Appendix A

PIONEER GROWTH OPPORTUNITIES FUND


INVESTMENT OBJECTIVE
Growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in equity securities of companies that the fund's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest in securities of any market capitalization, although the fund may invest a significant portion of its assets in equity securities of small companies. The fund defines small companies as those within the market capitalization range of the Russell 2000 Growth Index (approximately $2.7 million to $3.8 billion as of March 31, 2013). The size of the companies in the index changes constantly with market conditions and the composition of the index. The fund may continue to hold a security if its market capitalization changes after investment.


The fund may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and below investment grade convertible debt securities.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The fund uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style which focuses on specific securities rather than industries. The adviser may also use quantitative analysis. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the factors used to select an investment have deteriorated. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EQUITY INCOME FUND


INVESTMENT OBJECTIVE
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the fund acquires are expected to be securities convertible into common stocks.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

Appendix A

The underlying funds that invest primarily in debt securities are:


PIONEER GOVERNMENT INCOME FUND


INVESTMENT OBJECTIVE
Current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to U.S. government securities. U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie
Mac) and Federal National Mortgage Association (Fannie Mae). The fund may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. The fund also may invest in asset-backed securities and subordinated debt securities, and enter into mortgage dollar roll transactions.


The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.


The fund may, but is not required to, use derivatives, such as futures. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield and sector diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).


The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers.

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL AGGREGATE BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located throughout the world. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund invests primarily in debt securities of U.S. and non-U.S. issuers that are rated investment grade. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds"). The fund may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps and forward foreign currency exchange contracts, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments to buy and sell. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund may invest in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 10% of its total assets in equity securities, including common stocks, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. The adviser also considers a security's potential to provide income.

Appendix A

INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds.

The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER STRATEGIC INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund's investment adviser allocates the fund's investments among the following three segments of the debt markets: oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

The adviser's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.

The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Depending upon the adviser's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund may also invest in securities that are in default, subordinated debt securities, event-linked bonds and Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.


Up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).


The fund may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

Appendix A

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER ABSOLUTE RETURN CREDIT FUND


INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund selects investments from a broad spectrum of debt securities. The fund is managed using an absolute return approach, which means that it is not managed relative to an index. Accordingly, the fund does not seek to generate returns consistent with broader financial market movements, instead seeking to generate positive total returns over the course of different market environments. Total return is a combination of current income and capital appreciation. As part of its overall strategy, the fund uses derivatives in an effort to limit the effect of market volatility on its portfolio of securities. The fund also may use derivatives for a variety of other hedging and non-hedging purposes.


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The adviser allocates the fund's debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit quality, including those rated below investment grade (known as "junk bonds") or, if unrated, of equivalent credit quality as determined by the fund's investment adviser. The fund's investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in securities of issuers located in emerging markets.


The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity that varies based upon the judgment of the adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer or when the adviser believes the securities offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.


The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into

Appendix A

account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. In making these portfolio decisions, the adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. In selecting among market segments and instruments, the adviser considers the relative value of particular investments. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

In addition to managing portfolio risk through conventional means, including through in-depth credit analysis and diversification, the adviser employs a disciplined, two-fold derivatives strategy designed to limit the effects of near-term volatility and severe market events. This strategy, which relies on proprietary, quantitative techniques, incorporates the adviser's macroeconomic views as well as its view of quantitative market indicators of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to U.S. Treasury bonds. Widening credit spreads can indicate higher levels of uncertainty or distress in financial markets. Over time, the adviser uses derivatives to maintain a "dynamic" hedge against near-term market volatility through exposure to market-, volatility- and/or credit-oriented derivatives, which it may adjust as credit spreads widen and narrow or as other indicators of market volatility change. As a second measure, when indicators signal severe market distress, the investment adviser may employ derivatives techniques designed to help limit the effects of that distress. Derivatives in which the fund may invest for these purposes include equity index futures, futures or swaps based on the Chicago Board of Exchange Volatility Index (VIX), credit default swaps and Treasury futures. The VIX is an index of market sentiment derived from S&P 500 Index option prices that is designed to reflect investors' consensus view of expected stock market volatility over future periods. In combination, the two elements of this strategy are intended to help limit the effect of market volatility on the fund's returns and generate positive returns over time. However, there can be no guarantee that such results will be achieved.

The fund also may use derivatives for a variety of other purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may establish, through derivatives, net short positions for individual sectors, markets, currencies or securities, or as a means of adjusting the fund's portfolio duration or other portfolio characteristics. The fund may invest without limit in derivative instruments. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MULTI-ASSET ULTRASHORT INCOME FUND



INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans; debt issued by banks and other corporate, governmental and non-governmental entities; corporate bonds; mortgage-backed and asset-backed securities; event-linked bonds (also known as "catastrophe bonds"); and preferred stock. The fund also considers as floating rate instruments, and the fund may invest without limit in, adjustable rate securities, fixed rate securities with durations of less than or equal to one year, funds that invest primarily in floating rate instruments, and fixed rate securities with respect to which the fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The fund considers these investments as economic equivalents of floating rate instruments. The fund also may invest in other derivative instruments that are related to floating rate instruments or have economic characteristics similar to floating rate instruments for purposes of satisfying the 80% requirement.

Under normal circumstances, the fund's average portfolio duration will be less than two years. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. If the fund's average portfolio duration exceeds two years, the fund will take action to bring it within its expected range within a reasonable period of time. The assumptions that are made about a security's features and options when calculating duration may prove to be incorrect. Duration is not an exact measurement and may not reliably predict a security's price sensitivity to changes in yield or interest rates.

The fund does not have a targeted maturity range for its portfolio. The fund may invest in securities with a broad range of maturities.


The fund may invest up to 20% of its net assets in debt securities that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the fund's investment adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The fund does not have a policy of maintaining a specific average credit quality of its portfolio.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

In addition to its investments in floating rate instruments, the fund also may invest in other securities, including debt of U.S. and non-U.S. governmental, corporate and other non-governmental issuers; mortgage-backed and asset-backed securities; convertible securities; bonds not paying current income; bonds that do not make regular interest payments; zero coupon securities; money market instruments; and other short-term investments, including cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may invest without

Appendix A

limit in derivative instruments. However, the fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer, when the adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.


The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate duration, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER FLOATING RATE FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such floating rate securities. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short term bond funds. Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds"). The fund's investments in floating rate loans typically hold a senior position in the borrower's capital structure.

The fund also may invest in other securities, including unsecured or subordinated loans, revolving credit facility loans, high yield corporate bonds, investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

The fund may invest without limit in securities of any rating, including those that are in default. The fund does not have a targeted maturity range for its portfolio. The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may invest in mortgage-related securities, including "sub-prime" mortgages and asset-backed securities. The fund also may invest in U.S. government securities, zero coupon securities, subordinated debt securities and event-linked bonds. The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash and other short-term investments.


The investment adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. The adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and exposure to particular issuers and sectors. The adviser also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

Appendix A

INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER SHORT TERM INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income to the extent consistent with a relatively high level of stability of principal.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade debt securities (including convertible debt) of U.S. and non-U.S. corporate and other issuers, mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities of U.S. and non-U.S. issuers and short-term money market instruments of U.S. and non-U.S. issuers.

Normally, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to investment grade debt securities. The fund may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"). The fund may invest in securities that are in default, subordinated debt securities and event-linked bonds.

The fund will normally maintain a dollar-weighted average portfolio maturity of no more than 3 years. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in debt securities of emerging market issuers.

The fund may invest a substantial portion of its assets in mortgage-related securities, including mortgage-related securities issued by private issuers.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER CASH RESERVES FUND


INVESTMENT OBJECTIVE
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:
oU.S. and non-U.S. banks
oU.S. and non-U.S. corporate or private issuers
oThe U.S. government and its agencies and instrumentalities
oNon-U.S. governments
oMultinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, banker's acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The fund's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

The fund invests in U.S. government obligations and money market securities that at the time of purchase are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund's investment adviser. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If, after purchase, the quality rating assigned to one or more of the fund's securities is downgraded, or the credit quality deteriorates, or if the maturity on a security is extended, the adviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less.


INVESTMENT ADVISER
Pioneer

Appendix A

INVESCO INTERNATIONAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries outside of the U.S. The Fund may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI ACWI ex USA Growth Index. Emerging markets countries are those countries that are in the initial stages of their industrial cycles.

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.


The Fund can invest in derivative instruments including forward foreign currency contracts and futures.


The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.



INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small- and/or mid-capitalization issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000(Reg. TM) Index during the most recent 11-month period (based on month end data) plus the most recent data during the current month. As of October 31, 2012, the capitalization of companies in the Russell 2000(Reg. TM) Index ranged from $24.5 million to $5.2 billion.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap(Reg. TM) Index during the most recent 11-month period (based on the month-end data) plus the most recent data during the current month. As of October 31, 2012, the capitalization of companies in the Russell Midcap(Reg. TM) Index ranged from $309.8 million to $20 billion.

The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the U.S. The Fund may also invest up to 35% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.



INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL REAL ESTATE FUND


INVESTMENT OBJECTIVE
Total return through growth of capital and current income.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes.


In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund's direct investments counted toward the 80% investment requirement.


The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property,
(b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality.


The Fund invests, under normal circumstances, in issuers located in at least three different countries, including the U.S. As of February 29, 2012, the principal countries in which the Fund invested were the United States, Hong Kong, Japan, Australia and the United Kingdom.


The Fund may invest in non-investment grade debt securities (commonly known as "junk bonds") of real estate and real estate-related issuers.

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's net assets.


When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives. The portfolio managers and investment team focus on equity REITs and real estate operating issuers. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes and cash flow generating capacity of an issuer's properties and calculating relative return potential, asset quality, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The issuers that are believed to have the most attractive fundamental attributes are then screened according to pricing factors that allow the management team to assess security valuations

Appendix A

relative to one another and relative to the investment teams' assessment of underlying asset value. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Developed Real Estate Index (the benchmark index). The Fund seeks to limit risk through various controls such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. Various factors may lead to overweighting or underweighting of particular property types and/or geographic areas from time to time.

The portfolio managers will consider selling a security if they conclude (1) its relative valuation falls below desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.


INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser), Invesco Asset Management Limited
(sub-adviser)

Appendix A

INVESCO SELECT COMPANIES FUND
(formerly known as Invesco Small Companies Fund)



INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests in equity securities of small-capitalization issuers. The principal type of equity security in which the Fund invests is common stock.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities.


The Fund may invest up to 25% of its net assets in foreign securities.

The Fund invests in securities that the portfolio managers believe are undervalued based on various valuation measures. In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer's management team, their commitment to securing a competitive advantage, and the issuer's sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified,
2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in the management strategy of the issuer, or 4) there has been a fundamental negative change in the competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents, including money market funds, if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.



INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser); Invesco Canada Ltd. (sub-adviser)

Appendix A

BLACKROCK CAPITAL APPRECIATION FUND, INC.


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. In other words, Fund management tries to choose investments that will increase in value over the long term.

The Fund will generally invest at least 65% of its total assets in the following equity securities:
oCommon stock;
oConvertible preferred stock;
oSecurities convertible into common stock; and oRights to subscribe to common stock.

Of these securities the Fund will generally invest in common stock.

The Fund may invest in companies of any size but emphasizes investments in companies that have medium to large stock market capitalizations (currently, approximately $2 billion or more).


Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible's value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.


INVESTMENT ADVISER
BlackRock Advisors, LLC (adviser); BlackRock Investment Management, LLC (sub-adviser)

Appendix A

BLACKROCK INTERNATIONAL INDEX FUND


INVESTMENT OBJECTIVE
The investment objective of BlackRock International Index Fund ("International Index Fund" or the "Fund"), a series of BlackRock Index Funds, Inc., (the "Corporation"), is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the "MSCI EAFE Index") in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.


PRINCIPAL INVESTMENT STRATEGIES
International Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The Fund will be substantially invested in securities in the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

International Index Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index.

The Fund is a "feeder" fund that invests all of its assets in Master International Index Series, a series of Quantitative Master Series LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. All investments are made at the Master International Index Series level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of Master International Index Series. For simplicity, this prospectus uses the terms "International Index Fund" or "Fund" to include Master International Index Series.


INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

BLACKROCK VALUE OPPORTUNITIES FUND, INC.


INVESTMENT OBJECTIVE
The investment objective of the BlackRock Value Opportunities Fund, Inc. (the "Fund") is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

The Fund is a "feeder" fund that invests all of its assets in a "master" portfolio, Master Value Opportunities LLC (the "Master LLC"), that has the same investment objective and strategies as the Fund. All investments will be made at the Master LLC level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master LLC. For simplicity, this prospectus uses the term "Fund" to include the Master LLC.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stock of small companies and emerging growth companies that Fund management believes have special investment value. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company's stock is undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.


For these purposes, small companies are defined as companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000T or the S&P SmallCap 600T at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2012, the Russell 2000T included companies with capitalizations up to $3.623 billion and the S&P SmallCap 600T included companies with capitalizations up to $3.186 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. Emerging growth companies are defined as companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, and index securities that are based on a group of common stocks. The Fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The Fund may use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investments. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, and indexed securities.


The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies.


The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.



INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(Reg. TM)


INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. The Fund considers small-cap and mid-cap companies to be those having a market capitalization in the range of the Russell 2500(TM) Index and the Russell Midcap(Reg. TM) Index, measures of small- to mid-cap issuers. The capitalization ranges of those indices are subject to change at any time due to market activity or changes in the composition of the indices. The ranges of the Russell 2500(TM) Index and the Russell Midcap(Reg. TM) Index generally widen over time and are reconstituted annually to preserve their small- and mid-cap characteristics. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.


The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:
oaims to maintain broad diversification across all major economic sectors; ouses quantitative models, including sector-specific factors, to rank securities within each economic sector;
ouses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
oconsiders market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.


INVESTMENT ADVISER

OFI Global Asset Management, Inc. (adviser); OppenheimerFunds, Inc.
(subadviser)

Appendix A

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND


INVESTMENT OBJECTIVE
The Fund seeks total return.


PRINCIPAL INVESTMENT STRATEGIES

The Fund mainly invests in a combination of commodity-linked derivatives and corporate and governmental fixed-income securities. Derivatives are investments whose value depends on (or is "derived" from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative's value is generally linked to the price movement of a particular commodity, commodity index, or commodity option or futures contract. Some commodity-linked derivatives may be based on a multiple of those price movements.

Commodity-linked derivatives provide exposure to the commodities markets without investing directly in physical commodities. They include commodity-linked notes, swaps, futures and options that are linked to the price movements of a physical commodity such as heating oil, livestock, or agricultural products; a commodity index such as the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Commodity Index"); a commodity option or futures contract; or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets.

The Fund's commodity-linked investments are generally allocated to five different commodities "sectors" (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the DJ-UBS Commodity Index. The DJ-UBS Commodity Index represents 22 commodities and five commodity sectors, which are currently weighted annually for diversification purposes so that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. The Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the DJ-UBS Commodity Index. Under normal circumstances, the Fund will invest 25% or more of its total assets in investments linked to these sectors as a group. At times the Fund may emphasize investments in some industries or sectors more than others.

The Fund uses a team approach to construct a portfolio of fixed-income securities for liquidity purposes, for collateral management or to seek income. The Fund's fixed-income securities may be of any maturity and may include, but are not limited to, U.S. Government securities, repurchase agreements, money market securities and shares of affiliated money market funds. The Fund may purchase investment-grade securities and can invest up to 10% of its total assets in below investment-grade securities (also referred to as "junk bonds").


The Fund may invest in other types of derivative instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Some of the other derivatives the Fund may invest in are forwards, options, futures and swaps relating to debt securities, interest rates or currencies. The Fund may invest in U.S. or foreign instruments.

The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality and value between two commodities or contracts with the intent of identifying opportunities. The portfolio managers incorporate both fundamental and technical factors intended to identify mispricings for individual commodities or sectors and catalysts that may potentially eliminate those particular mispricings.

The portfolio managers also consider which instrument or form of investment seems best suited to provide the desired commodities exposure: investing in a commodity-linked note, a commodity futures contract, a swap, or an option on a futures contract. The Fund might enter into an investment directly or it can also invest up to 25% of its total assets indirectly through its wholly-owned and controlled subsidiary, as described below.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary

Appendix A

may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary.



INVESTMENT ADVISER

OFI Global Asset Management, Inc. (adviser); OppenheimerFunds, Inc.
(sub-adviser)

Pioneer Variable Contracts Trust
PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   24659-03-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies......................................... 10
More on the risks of investing in the portfolio........ 17
Management............................................. 26
Pricing of shares...................................... 28
Shareholder information................................ 30
Distributions and taxes................................ 33
Financial highlights................................... 34


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Long-term capital growth and current income.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES PAID
(expenses that you pay each year as a percentage of the value of your investment)          CLASS I
------------------------------------------------------------------------------------------ --------
Management Fees                                                                              0.14%
------------------------------------------------------------------------------------------   -----
Distribution and Service (12b-1) Fees                                                        0.00%
------------------------------------------------------------------------------------------   -----
Other Expenses                                                                               0.12%
------------------------------------------------------------------------------------------   -----
Acquired Fund Fees and Expenses /1/                                                          0.80%
------------------------------------------------------------------------------------------   -----
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses /1/           1.06%
------------------------------------------------------------------------------------------   -----
Fee Waiver and Expense Reimbursement /2/                                                    -0.02%
------------------------------------------------------------------------------------------   -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement Plus    1.04%
------------------------------------------------------------------------------------------   -----
  Acquired Fund Fees and Expenses1,2
------------------------------------------------------------------------------------------


1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.


2 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) of Class I shares, based on the amount such expenses are reduced for another class of shares of the portfolio (0.02% for the fiscal year ended December 31, 2012). Acquired fund fees and expenses are not included in the expense limitation noted above. This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          ---------------------------------
             1       3       5        10
          ------- ------- ------- ---------
Class I   $106    $335    $583    $1,292
--------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 9% of the average value of the portfolio.

Portfolio summary

PRINCIPAL INVESTMENT STRATEGIES

The portfolio is a "fund of funds." The portfolio seeks to achieve its investment objective by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset backed securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.


Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                       EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
                                                        ALLOCATION          ALLOCATION                ALLOCATION
                                                     ------------- ------------------- -------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio        50-70%              30-50%                       0-4%
----------------------------------------------------       -----               -----                        ---

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the portfolio's assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to the portfolio's target allocation.

From time to time the portfolio's investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. Each of the underlying funds has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the portfolio. In addition to the portfolio's operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the portfolio's transactions in shares of the underlying funds.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
 RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio summary

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

   RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

     RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:


   INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

   PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.


   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie
   Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

   RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

   INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Portfolio summary

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds and payment in kind securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.


 RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

   PORTFOLIO SELECTION RISK. The adviser or subadviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

   LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.


   CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.


   DERIVATIVES RISK. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.


   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

Portfolio summary

ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'06       '07    '08      '09     '10     '11     '12
  10.71   5.95   -30.81   31.29   14.24   -1.95   11.77






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 16.41% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -18.17% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                   SINCE
                                                                                                               INCEPTION
                                                                                             1 YEAR   5 YEARS  (3/18/05)
                                                                                           -------- --------- ----------

------------------------------------------------------------------------------------------ -----    ----      ----
Class I                                                                                     11.77      2.61        4.59
------------------------------------------------------------------------------------------ ------      ----        ----
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)             16.00      1.66        4.53
------------------------------------------------------------------------------------------ ------      ----        ----
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)    4.22      5.95        5.64
------------------------------------------------------------------------------------------ ------      ----        ----


MANAGEMENT



INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Ibbotson Associates, Inc.
PORTFOLIO MANAGEMENT    Scott Wentsel, vice president and senior portfolio manager at Ibbotson
                        (portfolio manager of the portfolio since 2005); Brian Huckstep, portfolio manager at Ibbotson (portfolio manager of the portfolio since 2005); Paul
                        Arnold, senior consultant at Ibbotson (portfolio manager of the portfolio since
                            2012)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio seeks to achieve its investment objectives by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities.


ASSET ALLOCATION PROCESS
Pioneer Investment Management, Inc, (Pioneer) the portfolio's investment adviser, allocates the portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates, Inc. (Ibbotson) to act as subadviser to the portfolio and allocate, subject to Pioneer's supervision, the portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The goal of this process is to identify a combination of investments in different asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets in underlying funds that invest in those asset classes. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given the portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, the portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of the portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate the portfolio's target asset allocation and may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. The portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.

The following is a general guide regarding the anticipated allocation of assets of the portfolio among broad asset classes. Pioneer may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes the portfolio's investments in cash, cash equivalents, or money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                       EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
                                                        ALLOCATION          ALLOCATION                ALLOCATION
                                                     ------------- ------------------- -------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio        50-70%              30-50%                       0-4%
----------------------------------------------------       -----               -----                        ---

Based upon the analysis described above under "Asset allocation process," the portfolio expects to invest its assets in underlying mutual funds within the ranges set forth below. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is attached as Appendix A at the end of, and is considered part of, this prospectus.

Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the portfolio may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Pioneer and Ibbotson may add other funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of the portfolio's investments.




                                              PIONEER IBBOTSON
                                           MODERATE ALLOCATION
UNDERLYING FUND NAME                             VCT PORTFOLIO
----------------------------------------- --------------------
Pioneer Fund                                            0-30%
-----------------------------------------                ----
Pioneer Independence Fund                               0-30%
-----------------------------------------                ----
Pioneer Research Fund                                   0-30%
-----------------------------------------                ----
Pioneer Oak Ridge Large Cap Growth Fund                 0-30%
-----------------------------------------                ----
Pioneer Fundamental Growth Fund                         0-30%
-----------------------------------------                ----
Pioneer Disciplined Growth Fund                         0-30%
-----------------------------------------                ----
Pioneer Disciplined Value Fund                          0-30%
-----------------------------------------                ----
Pioneer Value Fund                                      0-30%
-----------------------------------------                ----
Pioneer Fundamental Value Fund                          0-30%
-----------------------------------------                ----
Pioneer Select Mid Cap Growth Fund                      0-30%
-----------------------------------------                ----
Pioneer Mid Cap Value Fund                              0-30%
-----------------------------------------                ----
Pioneer Oak Ridge Small Cap Growth Fund                 0-30%
-----------------------------------------                ----

More on the portfolio's investment objectives and strategies



                                                       PIONEER IBBOTSON
                                                    MODERATE ALLOCATION
UNDERLYING FUND NAME                                      VCT PORTFOLIO
-------------------------------------------------- --------------------
Pioneer Global Equity Fund                                  0-30%
--------------------------------------------------          ----
Pioneer International Value Fund                            0-30%
--------------------------------------------------          ----
Pioneer Emerging Markets Fund                               0-30%
--------------------------------------------------          ----
Pioneer Real Estate Shares                                  0-30%
--------------------------------------------------          ----
Pioneer Growth Opportunities Fund                           0-30%
--------------------------------------------------          ----
Pioneer Equity Income Fund                                  0-30%
--------------------------------------------------          ----
Pioneer Government Income Fund                              0-30%
--------------------------------------------------          ----
Pioneer High Yield Fund                                     0-30%
--------------------------------------------------          ----
Pioneer Global Aggregate Bond Fund                          0-30%
--------------------------------------------------          ----
Pioneer Global High Yield Fund                              0-30%
--------------------------------------------------          ----
Pioneer Bond Fund                                           0-30%
--------------------------------------------------          ----
Pioneer Strategic Income Fund                               0-30%
--------------------------------------------------          ----
Pioneer Absolute Return Credit Fund                         0-30%
--------------------------------------------------          ----
Pioneer Multi-Asset Ultrashort Income Fund                  0-30%
--------------------------------------------------          ----
Pioneer Floating Rate Fund                                  0-30%
--------------------------------------------------          ----
Pioneer Short Term Income Fund                              0-30%
--------------------------------------------------          ----
Pioneer Cash Reserves Fund                                  0-30%
--------------------------------------------------          ----
Invesco International Growth Fund                           0-30%
--------------------------------------------------          ----
Invesco Global Small & Mid Cap Growth Fund                  0-30%
--------------------------------------------------          ----
Invesco Global Real Estate Fund                             0-30%
--------------------------------------------------          ----
Invesco Select Companies Fund                               0-30%
--------------------------------------------------          ----
BlackRock Capital Appreciation Fund, Inc.                   0-30%
--------------------------------------------------          ----
BlackRock International Index Fund                          0-30%
--------------------------------------------------          ----
BlackRock Value Opportunities Fund, Inc.                    0-30%
--------------------------------------------------          ----
Oppenheimer Main Street Small- & Mid-Cap Fund               0-30%
--------------------------------------------------          ----
Oppenheimer Commodity Strategy Total Return Fund             0-4%
--------------------------------------------------          ----


PRINCIPAL INVESTMENTS BY UNDERLYING FUNDS
The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. For purposes of this section, "the portfolio" means the portfolio and, where applicable, an underlying fund.


INVESTMENTS IN EQUITY SECURITIES
     EQUITY SECURITIES

 The portfolio may invest in equity securities. Equity securities in which the portfolio invests include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


     INVESTMENTS IN REITS
 REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.

INVESTMENTS IN FIXED INCOME SECURITIES
     DEBT SECURITIES
 The portfolio may invest in debt securities. Debt securities in which the portfolio invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. The portfolio may acquire debt securities that are investment grade and may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

     U.S. GOVERNMENT AGENCY SECURITIES
 The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

     MORTGAGE-BACKED SECURITIES
 The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

 The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

     ASSET-BACKED SECURITIES
 The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

 The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

More on the portfolio's investment objectives and strategies

     SUBORDINATED SECURITIES
 The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

     BELOW INVESTMENT GRADE SECURITIES
 The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

     DEBT RATING CONSIDERATIONS
 For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.

     EVENT-LINKED BONDS
 The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

 Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

 Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

     FLOATING RATE LOANS
 Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

     INVERSE FLOATING RATE OBLIGATIONS
 The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EQUITY AND FIXED INCOME INVESTMENTS
     NON-U.S. INVESTMENTS
 The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

     DERIVATIVES
 The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
  - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
  - As a substitute for purchasing or selling securities

  - To attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
  - To manage portfolio characteristics (for example the portfolio's currency exposure)


 The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


 The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


     CASH MANAGEMENT AND TEMPORARY INVESTMENTS

 Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser or subadviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio and each underlying fund may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary

More on the portfolio's investment objectives and strategies purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the portfolio's transactions in shares of the underlying funds.


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Currently, Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS


RISKS OF EQUITY INVESTMENTS
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

   RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
    -The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
    -Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
    -The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
    -A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

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   Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

   Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.


RISKS OF FIXED INCOME INVESTMENTS
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgage-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases. Risks of investing in underlying fixed income funds may include:

   INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

   Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

   PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the



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   proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.


   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

   Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

   These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

   Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other


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

   mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

   Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

   The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

   The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

   The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest


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   and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.


   RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


   INFLATION-LINKED SECURITY RISK. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the portfolio`s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The non-seasonally adjusted index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the non-seasonally adjusted index.

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio's reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.



RISKS OF EQUITY AND FIXED INCOME INVESTMENTS
Risks of investing in underlying equity and fixed income funds may include:

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   PORTFOLIO SELECTION RISK. The adviser or subadviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

   LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

    -Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

    -Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable


    -Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

    -The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
    -Economic, political, regulatory and social developments may adversely affect the securities markets

    -It may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country
    -Withholding and other non-U.S. taxes may decrease the portfolio's return

    -Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

    -A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms


     Additional risks of investing in emerging markets include:
    -The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
    -Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

    -The portfolio could experience a loss from settlement and custody practices in some emerging markets

    -The possibility that a counterparty may not complete a currency or securities transaction

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    -Low trading volumes may result in a lack of liquidity, and in extreme price volatility

   CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.


   DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.


   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

   CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



INVESTMENT SUBADVISER

Ibbotson Associates, Inc. is the subadviser to the portfolio and allocates, subject to Pioneer's supervision, the portfolio's assets among asset classes and among the underlying funds. Ibbotson Associates, Inc., is a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. As of December 31, 2012, Ibbotson Associates, Inc. had approximately $25.7 billion in assets under management. Ibbotson is located at 22 West Washington Street, Chicago, Illinois 60602.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of a team of portfolio managers. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team and has served as a portfolio manager of the portfolio since 2005. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Mr. Huckstep has served as a portfolio manager of the portfolio since 2005. Paul Arnold, senior consultant, is responsible for developing and implementing asset class models in addition to fund-of-funds portfolio construction, manager due diligence and fund classification. Prior to joining Ibbotson in 2007, Mr. Arnold worked for two years at Bank of America in its Principal Investing Group. Mr. Arnold has served as a portfolio manager of the portfolio since 2012.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2012, the portfolio paid management fees to Pioneer, after waivers and expense reimbursements, equal to 0.14% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Ibbotson as compensation for Ibbotson's services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

The portfolio invests in shares of other mutual funds that are not traded on an exchange. Such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays dividends from any net investment income and any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO


CLASS I




                                                                                 YEAR        YEAR
                                                                                ENDED        ENDED
                                                                               12/31/12    12/31/11
                                                                             ----------- ------------
Net asset value, beginning of year                                             $ 10.19     $ 10.68
                                                                               -------     -------
Increase (decrease) from investment operations:
 Net investment income (a)                                                     $  0.27     $  0.23
 Net realized and unrealized gain (loss) on investments (a)                       0.90       (0.43)
                                                                               -------     -------
  Net increase (decrease) from investment operations                           $  1.17     $ (0.20)
Distributions to shareowners:
 Net investment income                                                         $ (0.29)    $ (0.29)
 Net realized gain                                                                   -           -
                                                                               -------     -------
Total distributions to shareowners                                             $ (0.29)    $ (0.29)
                                                                               -------     -------
Net increase (decrease) in net asset value                                     $  0.88     $ (0.49)
                                                                               -------     -------
Net asset value, end of year                                                   $ 11.07     $ 10.19
                                                                               -------     -------
Total return*                                                                    11.77%      (1.95)%
Ratio of net expenses to average net assets+                                      0.24%       0.24%
Ratio of net investment income to average net assets+                             2.53%       2.14%
Portfolio turnover rate                                                              9%         13%
Net assets, end of year (in thousands)                                         $10,955     $11,339
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                    0.26%       0.26%
 Net investment income                                                            2.50%       2.13%



                                                                                 YEAR        YEAR         YEAR
                                                                                ENDED       ENDED        ENDED
                                                                               12/31/10    12/31/09     12/31/08
                                                                             ----------- ----------- -------------
Net asset value, beginning of year                                             $  9.62     $  7.61     $   12.04
                                                                               -------     -------     ---------
Increase (decrease) from investment operations:
 Net investment income (a)                                                     $  0.24     $  0.25     $    0.34
 Net realized and unrealized gain (loss) on investments (a)                       1.09        2.07         (3.78)
                                                                               -------     -------     ---------
  Net increase (decrease) from investment operations                           $  1.33     $  2.32     $   (3.44)
Distributions to shareowners:
 Net investment income                                                         $ (0.27)    $ (0.31)    $   (0.33)
 Net realized gain                                                                   -           -         (0.66)
                                                                               -------     -------     ---------
Total distributions to shareowners                                             $ (0.27)    $ (0.31)    $   (0.99)
                                                                               -------     -------     ---------
Net increase (decrease) in net asset value                                     $  1.06     $  2.01     $   (4.43)
                                                                               -------     -------     ---------
Net asset value, end of year                                                   $ 10.68     $  9.62     $    7.61
                                                                               -------     -------     ---------
Total return*                                                                    14.24%      31.29%       (30.81)%
Ratio of net expenses to average net assets+                                      0.21%       0.16%         0.15%
Ratio of net investment income to average net assets+                             2.44%       3.07%         3.35%
Portfolio turnover rate                                                             10%         38%           40%
Net assets, end of year (in thousands)                                         $15,542     $13,450     $  12,105
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                    0.27%       0.29%         0.31%
 Net investment income                                                            2.38%       2.94%         3.19%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Appendix A

INFORMATION ABOUT THE UNDERLYING FUNDS
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website. The prospectus and statement of additional information for each Pioneer underlying fund is available as well on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

The underlying funds that invest primarily in equity securities are:


PIONEER FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests in a broad group of carefully selected securities that the fund's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests predominantly in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 15% of its net assets in REITs.


The fund may invest in initial public offerings of equity securities. The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INDEPENDENCE FUND


INVESTMENT OBJECTIVE
Capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund invests primarily in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers, including up to 10% of its assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest in initial public offerings of equity securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER RESEARCH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, from investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

The fund may invest up to 10% of its total assets in equity and debt securities of non-U.S. issuers, including up to 5% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash and other short-term investments.


The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research team. The adviser selects securities that are highly ranked by the research team and selling at reasonable prices or substantial discounts to their underlying values. From the universe of highly ranked securities, the research team constructs a portfolio that is reflective of overall sector weightings in the fund's benchmark index. A security will not be included in the portfolio simply because it is highly ranked by the research team. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

The adviser's research team evaluates a security's potential value based on the company's assets and prospects for earning growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The research team focuses on the quality and price of individual issuers. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research team.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oResearch - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oValuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER FUNDAMENTAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the "index") is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On June 30, 2012, securities in the index had market capitalizations of approximately $1.3 billion or greater. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.

For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities and securities of issuers that are in default.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a "growth" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, the adviser employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER VALUE FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to invest in a broad group of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.


The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. In selecting securities, the adviser also considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER FUNDAMENTAL VALUE FUND



INVESTMENT OBJECTIVES
Capital appreciation. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies (generally, market capitalizations of $1.5 billion or more). The fund may invest up to 30% of its total assets in securities of non-U.S. issuers, including up to 10% of its total assets in securities of emerging market issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide current income. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.



INVESTMENT ADVISER

Pioneer

Appendix A

PIONEER SELECT MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers, and securities in default.


The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund's investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MID CAP VALUE FUND


INVESTMENT OBJECTIVE
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($4.66 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.23 billion as of December 31, 2012) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in the Index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oResearch - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oValuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER GLOBAL EQUITY FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund's principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States.


The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers, including up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and cash and cash equivalents.


The fund may, but is not required to, use derivatives, including forward foreign currency exchange contracts and equity-based volatility indices. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INTERNATIONAL VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, from time to time, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro.


The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country. Emerging economies or securities markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EMERGING MARKETS FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The fund considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The fund invests in at least six emerging markets. The fund considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the fund may invest in other emerging markets. The fund does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the fund's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may invest in initial public offerings of equity securities. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may invest in debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The fund may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts and stock index futures, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

Appendix A

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER REAL ESTATE SHARES


INVESTMENT OBJECTIVES
Long-term growth of capital. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The fund may at times emphasize particular sub-sectors of the real estate industry. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.


The fund may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in the securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities.


The fund uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.


INVESTMENT ADVISER
Pioneer (adviser); AEW Capital Management, L.P. (subadviser)

Appendix A

PIONEER GROWTH OPPORTUNITIES FUND


INVESTMENT OBJECTIVE
Growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in equity securities of companies that the fund's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest in securities of any market capitalization, although the fund may invest a significant portion of its assets in equity securities of small companies. The fund defines small companies as those within the market capitalization range of the Russell 2000 Growth Index (approximately $2.7 million to $3.8 billion as of March 31, 2013). The size of the companies in the index changes constantly with market conditions and the composition of the index. The fund may continue to hold a security if its market capitalization changes after investment.


The fund may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and below investment grade convertible debt securities.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The fund uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style which focuses on specific securities rather than industries. The adviser may also use quantitative analysis. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the factors used to select an investment have deteriorated. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EQUITY INCOME FUND


INVESTMENT OBJECTIVE
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the fund acquires are expected to be securities convertible into common stocks.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

The underlying funds that invest primarily in debt securities are:

Appendix A

PIONEER GOVERNMENT INCOME FUND


INVESTMENT OBJECTIVE
Current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to U.S. government securities. U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie
Mac) and Federal National Mortgage Association (Fannie Mae). The fund may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. The fund also may invest in asset-backed securities and subordinated debt securities, and enter into mortgage dollar roll transactions.


The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.


The fund may, but is not required to, use derivatives, such as futures. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield and sector diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).


The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers.

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL AGGREGATE BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located throughout the world. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund invests primarily in debt securities of U.S. and non-U.S. issuers that are rated investment grade. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds"). The fund may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps and forward foreign currency exchange contracts, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments to buy and sell. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund may invest in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 10% of its total assets in equity securities, including common stocks, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. The adviser also considers a security's potential to provide income.

Appendix A

INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds.

The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER STRATEGIC INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund's investment adviser allocates the fund's investments among the following three segments of the debt markets: oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

The adviser's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.

The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Depending upon the adviser's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund may also invest in securities that are in default, subordinated debt securities, event-linked bonds and Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.


Up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).


The fund may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

Appendix A

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER ABSOLUTE RETURN CREDIT FUND


INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund selects investments from a broad spectrum of debt securities. The fund is managed using an absolute return approach, which means that it is not managed relative to an index. Accordingly, the fund does not seek to generate returns consistent with broader financial market movements, instead seeking to generate positive total returns over the course of different market environments. Total return is a combination of current income and capital appreciation. As part of its overall strategy, the fund uses derivatives in an effort to limit the effect of market volatility on its portfolio of securities. The fund also may use derivatives for a variety of other hedging and non-hedging purposes.


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The adviser allocates the fund's debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit quality, including those rated below investment grade (known as "junk bonds") or, if unrated, of equivalent credit quality as determined by the fund's investment adviser. The fund's investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in securities of issuers located in emerging markets.


The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity that varies based upon the judgment of the adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer or when the adviser believes the securities offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.


The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into

Appendix A

account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. In making these portfolio decisions, the adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. In selecting among market segments and instruments, the adviser considers the relative value of particular investments. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

In addition to managing portfolio risk through conventional means, including through in-depth credit analysis and diversification, the adviser employs a disciplined, two-fold derivatives strategy designed to limit the effects of near-term volatility and severe market events. This strategy, which relies on proprietary, quantitative techniques, incorporates the adviser's macroeconomic views as well as its view of quantitative market indicators of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to U.S. Treasury bonds. Widening credit spreads can indicate higher levels of uncertainty or distress in financial markets. Over time, the adviser uses derivatives to maintain a "dynamic" hedge against near-term market volatility through exposure to market-, volatility- and/or credit-oriented derivatives, which it may adjust as credit spreads widen and narrow or as other indicators of market volatility change. As a second measure, when indicators signal severe market distress, the investment adviser may employ derivatives techniques designed to help limit the effects of that distress. Derivatives in which the fund may invest for these purposes include equity index futures, futures or swaps based on the Chicago Board of Exchange Volatility Index (VIX), credit default swaps and Treasury futures. The VIX is an index of market sentiment derived from S&P 500 Index option prices that is designed to reflect investors' consensus view of expected stock market volatility over future periods. In combination, the two elements of this strategy are intended to help limit the effect of market volatility on the fund's returns and generate positive returns over time. However, there can be no guarantee that such results will be achieved.

The fund also may use derivatives for a variety of other purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may establish, through derivatives, net short positions for individual sectors, markets, currencies or securities, or as a means of adjusting the fund's portfolio duration or other portfolio characteristics. The fund may invest without limit in derivative instruments. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MULTI-ASSET ULTRASHORT INCOME FUND



INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans; debt issued by banks and other corporate, governmental and non-governmental entities; corporate bonds; mortgage-backed and asset-backed securities; event-linked bonds (also known as "catastrophe bonds"); and preferred stock. The fund also considers as floating rate instruments, and the fund may invest without limit in, adjustable rate securities, fixed rate securities with durations of less than or equal to one year, funds that invest primarily in floating rate instruments, and fixed rate securities with respect to which the fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The fund considers these investments as economic equivalents of floating rate instruments. The fund also may invest in other derivative instruments that are related to floating rate instruments or have economic characteristics similar to floating rate instruments for purposes of satisfying the 80% requirement.

Under normal circumstances, the fund's average portfolio duration will be less than two years. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. If the fund's average portfolio duration exceeds two years, the fund will take action to bring it within its expected range within a reasonable period of time. The assumptions that are made about a security's features and options when calculating duration may prove to be incorrect. Duration is not an exact measurement and may not reliably predict a security's price sensitivity to changes in yield or interest rates.

The fund does not have a targeted maturity range for its portfolio. The fund may invest in securities with a broad range of maturities.


The fund may invest up to 20% of its net assets in debt securities that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the fund's investment adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The fund does not have a policy of maintaining a specific average credit quality of its portfolio.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

In addition to its investments in floating rate instruments, the fund also may invest in other securities, including debt of U.S. and non-U.S. governmental, corporate and other non-governmental issuers; mortgage-backed and asset-backed securities; convertible securities; bonds not paying current income; bonds that do not make regular interest payments; zero coupon securities; money market instruments; and other short-term investments, including cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may invest without

Appendix A

limit in derivative instruments. However, the fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer, when the adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.


The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate duration, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER FLOATING RATE FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such floating rate securities. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short term bond funds. Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds"). The fund's investments in floating rate loans typically hold a senior position in the borrower's capital structure.

The fund also may invest in other securities, including unsecured or subordinated loans, revolving credit facility loans, high yield corporate bonds, investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

The fund may invest without limit in securities of any rating, including those that are in default. The fund does not have a targeted maturity range for its portfolio. The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may invest in mortgage-related securities, including "sub-prime" mortgages and asset-backed securities. The fund also may invest in U.S. government securities, zero coupon securities, subordinated debt securities and event-linked bonds. The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash and other short-term investments.


The investment adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. The adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and exposure to particular issuers and sectors. The adviser also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

Appendix A

INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER SHORT TERM INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income to the extent consistent with a relatively high level of stability of principal.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade debt securities (including convertible debt) of U.S. and non-U.S. corporate and other issuers, mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities of U.S. and non-U.S. issuers and short-term money market instruments of U.S. and non-U.S. issuers.

Normally, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to investment grade debt securities. The fund may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"). The fund may invest in securities that are in default, subordinated debt securities and event-linked bonds.

The fund will normally maintain a dollar-weighted average portfolio maturity of no more than 3 years. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in debt securities of emerging market issuers.

The fund may invest a substantial portion of its assets in mortgage-related securities, including mortgage-related securities issued by private issuers.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER CASH RESERVES FUND


INVESTMENT OBJECTIVE
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:
oU.S. and non-U.S. banks
oU.S. and non-U.S. corporate or private issuers
oThe U.S. government and its agencies and instrumentalities
oNon-U.S. governments
oMultinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, banker's acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The fund's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

The fund invests in U.S. government obligations and money market securities that at the time of purchase are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund's investment adviser. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If, after purchase, the quality rating assigned to one or more of the fund's securities is downgraded, or the credit quality deteriorates, or if the maturity on a security is extended, the adviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less.


INVESTMENT ADVISER
Pioneer

Appendix A

INVESCO INTERNATIONAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries outside of the U.S. The Fund may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI ACWI ex USA Growth Index. Emerging markets countries are those countries that are in the initial stages of their industrial cycles.

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.


The Fund can invest in derivative instruments including forward foreign currency contracts and futures.


The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.



INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small- and/or mid-capitalization issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000(Reg. TM) Index during the most recent 11-month period (based on month end data) plus the most recent data during the current month. As of October 31, 2012, the capitalization of companies in the Russell 2000(Reg. TM) Index ranged from $24.5 million to $5.2 billion.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap(Reg. TM) Index during the most recent 11-month period (based on the month-end data) plus the most recent data during the current month. As of October 31, 2012, the capitalization of companies in the Russell Midcap(Reg. TM) Index ranged from $309.8 million to $20 billion.

The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the U.S. The Fund may also invest up to 35% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.



INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL REAL ESTATE FUND


INVESTMENT OBJECTIVE
Total return through growth of capital and current income.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes.


In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund's direct investments counted toward the 80% investment requirement.


The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property,
(b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality.


The Fund invests, under normal circumstances, in issuers located in at least three different countries, including the U.S. As of February 29, 2012, the principal countries in which the Fund invested were the United States, Hong Kong, Japan, Australia and the United Kingdom.


The Fund may invest in non-investment grade debt securities (commonly known as "junk bonds") of real estate and real estate-related issuers.

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's net assets.


When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives. The portfolio managers and investment team focus on equity REITs and real estate operating issuers. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes and cash flow generating capacity of an issuer's properties and calculating relative return potential, asset quality, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The issuers that are believed to have the most attractive fundamental attributes are then screened according to pricing factors that allow the management team to assess security valuations

Appendix A

relative to one another and relative to the investment teams' assessment of underlying asset value. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Developed Real Estate Index (the benchmark index). The Fund seeks to limit risk through various controls such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. Various factors may lead to overweighting or underweighting of particular property types and/or geographic areas from time to time.

The portfolio managers will consider selling a security if they conclude (1) its relative valuation falls below desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.


INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser), Invesco Asset Management Limited
(sub-adviser)

Appendix A

INVESCO SELECT COMPANIES FUND
(formerly known as Invesco Small Companies Fund)



INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests in equity securities of small-capitalization issuers. The principal type of equity security in which the Fund invests is common stock.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities.


The Fund may invest up to 25% of its net assets in foreign securities.

The Fund invests in securities that the portfolio managers believe are undervalued based on various valuation measures. In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer's management team, their commitment to securing a competitive advantage, and the issuer's sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified,
2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in the management strategy of the issuer, or 4) there has been a fundamental negative change in the competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents, including money market funds, if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.



INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser); Invesco Canada Ltd. (sub-adviser)

Appendix A

BLACKROCK CAPITAL APPRECIATION FUND, INC.


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. In other words, Fund management tries to choose investments that will increase in value over the long term.

The Fund will generally invest at least 65% of its total assets in the following equity securities:
oCommon stock;
oConvertible preferred stock;
oSecurities convertible into common stock; and oRights to subscribe to common stock.

Of these securities the Fund will generally invest in common stock.

The Fund may invest in companies of any size but emphasizes investments in companies that have medium to large stock market capitalizations (currently, approximately $2 billion or more).


Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible's value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.


INVESTMENT ADVISER
BlackRock Advisors, LLC (adviser); BlackRock Investment Management, LLC (sub-adviser)

Appendix A

BLACKROCK INTERNATIONAL INDEX FUND


INVESTMENT OBJECTIVE
The investment objective of BlackRock International Index Fund ("International Index Fund" or the "Fund"), a series of BlackRock Index Funds, Inc., (the "Corporation"), is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the "MSCI EAFE Index") in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.


PRINCIPAL INVESTMENT STRATEGIES
International Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The Fund will be substantially invested in securities in the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

International Index Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index.

The Fund is a "feeder" fund that invests all of its assets in Master International Index Series, a series of Quantitative Master Series LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. All investments are made at the Master International Index Series level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of Master International Index Series. For simplicity, this prospectus uses the terms "International Index Fund" or "Fund" to include Master International Index Series.


INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

BLACKROCK VALUE OPPORTUNITIES FUND, INC.


INVESTMENT OBJECTIVE
The investment objective of the BlackRock Value Opportunities Fund, Inc. (the "Fund") is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

The Fund is a "feeder" fund that invests all of its assets in a "master" portfolio, Master Value Opportunities LLC (the "Master LLC"), that has the same investment objective and strategies as the Fund. All investments will be made at the Master LLC level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master LLC. For simplicity, this prospectus uses the term "Fund" to include the Master LLC.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stock of small companies and emerging growth companies that Fund management believes have special investment value. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company's stock is undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.


For these purposes, small companies are defined as companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000T or the S&P SmallCap 600T at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2012, the Russell 2000T included companies with capitalizations up to $3.623 billion and the S&P SmallCap 600T included companies with capitalizations up to $3.186 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. Emerging growth companies are defined as companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, and index securities that are based on a group of common stocks. The Fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The Fund may use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investments. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, and indexed securities.


The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies.


The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.



INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(Reg. TM)


INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. The Fund considers small-cap and mid-cap companies to be those having a market capitalization in the range of the Russell 2500(TM) Index and the Russell Midcap(Reg. TM) Index, measures of small- to mid-cap issuers. The capitalization ranges of those indices are subject to change at any time due to market activity or changes in the composition of the indices. The ranges of the Russell 2500(TM) Index and the Russell Midcap(Reg. TM) Index generally widen over time and are reconstituted annually to preserve their small- and mid-cap characteristics. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.


The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:
oaims to maintain broad diversification across all major economic sectors; ouses quantitative models, including sector-specific factors, to rank securities within each economic sector;
ouses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
oconsiders market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.


INVESTMENT ADVISER

OFI Global Asset Management, Inc. (adviser); OppenheimerFunds, Inc.
(subadviser)

Appendix A

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND


INVESTMENT OBJECTIVE
The Fund seeks total return.


PRINCIPAL INVESTMENT STRATEGIES

The Fund mainly invests in a combination of commodity-linked derivatives and corporate and governmental fixed-income securities. Derivatives are investments whose value depends on (or is "derived" from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative's value is generally linked to the price movement of a particular commodity, commodity index, or commodity option or futures contract. Some commodity-linked derivatives may be based on a multiple of those price movements.

Commodity-linked derivatives provide exposure to the commodities markets without investing directly in physical commodities. They include commodity-linked notes, swaps, futures and options that are linked to the price movements of a physical commodity such as heating oil, livestock, or agricultural products; a commodity index such as the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Commodity Index"); a commodity option or futures contract; or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets.

The Fund's commodity-linked investments are generally allocated to five different commodities "sectors" (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the DJ-UBS Commodity Index. The DJ-UBS Commodity Index represents 22 commodities and five commodity sectors, which are currently weighted annually for diversification purposes so that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. The Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the DJ-UBS Commodity Index. Under normal circumstances, the Fund will invest 25% or more of its total assets in investments linked to these sectors as a group. At times the Fund may emphasize investments in some industries or sectors more than others.

The Fund uses a team approach to construct a portfolio of fixed-income securities for liquidity purposes, for collateral management or to seek income. The Fund's fixed-income securities may be of any maturity and may include, but are not limited to, U.S. Government securities, repurchase agreements, money market securities and shares of affiliated money market funds. The Fund may purchase investment-grade securities and can invest up to 10% of its total assets in below investment-grade securities (also referred to as "junk bonds").


The Fund may invest in other types of derivative instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Some of the other derivatives the Fund may invest in are forwards, options, futures and swaps relating to debt securities, interest rates or currencies. The Fund may invest in U.S. or foreign instruments.

The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality and value between two commodities or contracts with the intent of identifying opportunities. The portfolio managers incorporate both fundamental and technical factors intended to identify mispricings for individual commodities or sectors and catalysts that may potentially eliminate those particular mispricings.

The portfolio managers also consider which instrument or form of investment seems best suited to provide the desired commodities exposure: investing in a commodity-linked note, a commodity futures contract, a swap, or an option on a futures contract. The Fund might enter into an investment directly or it can also invest up to 25% of its total assets indirectly through its wholly-owned and controlled subsidiary, as described below.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary

Appendix A

may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary.



INVESTMENT ADVISER

OFI Global Asset Management, Inc. (adviser); OppenheimerFunds, Inc.
(sub-adviser)

Pioneer Variable Contracts Trust
PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   20540-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies......................................... 10
More on the risks of investing in the portfolio........ 17
Management............................................. 26
Pricing of shares...................................... 28
Shareholder information................................ 30
Distributions and taxes................................ 33
Financial highlights................................... 34


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Long-term capital growth and current income.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES PAID
(expenses that you pay each year as a percentage of the value of your investment)          CLASS II
------------------------------------------------------------------------------------------ ---------
Management Fees                                                                               0.14%
------------------------------------------------------------------------------------------    -----
Distribution and Service (12b-1) Fees                                                         0.25%
------------------------------------------------------------------------------------------    -----
Other Expenses                                                                                0.11%
------------------------------------------------------------------------------------------    -----
Acquired Fund Fees and Expenses /1/                                                           0.80%
------------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses /1/            1.30%
------------------------------------------------------------------------------------------    -----
Fee Waiver and Expense Reimbursement /2/                                                     -0.02%
------------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement Plus     1.28%
------------------------------------------------------------------------------------------    -----
  Acquired Fund Fees and Expenses1,2
------------------------------------------------------------------------------------------


1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.


2 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce portfolio expenses to 0.48% of the average daily net assets attributable to Class II shares. Acquired fund fees and expenses are not included in the expense limitation noted above. This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.



EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $130    $410    $711    $1,566
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 9% of the average value of the portfolio.

Portfolio summary

PRINCIPAL INVESTMENT STRATEGIES

The portfolio is a "fund of funds." The portfolio seeks to achieve its investment objective by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset backed securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps.


Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                       EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
                                                        ALLOCATION          ALLOCATION                ALLOCATION
                                                     ------------- ------------------- -------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio        50-70%              30-50%                       0-4%
----------------------------------------------------       -----               -----                        ---

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the portfolio's assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to the portfolio's target allocation.

From time to time the portfolio's investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. Each of the underlying funds has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the portfolio. In addition to the portfolio's operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the portfolio's transactions in shares of the underlying funds.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
 RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio summary

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

   RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

     RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:


   INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

   PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.


   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie
   Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

   RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

   INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Portfolio summary

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds and payment in kind securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.


 RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

   PORTFOLIO SELECTION RISK. The adviser or subadviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

   LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.


   CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.


   DERIVATIVES RISK. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.


   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

Portfolio summary

ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'06       '07    '08      '09     '10     '11     '12
  10.62   5.77   -30.99   31.10   14.03   -2.18   11.59






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 16.36% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -18.21% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                   SINCE
                                                                                                               INCEPTION
                                                                                             1 YEAR   5 YEARS  (3/18/05)
                                                                                           -------- --------- ----------

------------------------------------------------------------------------------------------ -----    ----      ----
Class II                                                                                    11.59      2.40        4.42
------------------------------------------------------------------------------------------ ------      ----        ----
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)             16.00      1.66        4.52
------------------------------------------------------------------------------------------ ------      ----        ----
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)    4.22      5.95        5.62
------------------------------------------------------------------------------------------ ------      ----        ----


MANAGEMENT



INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   Ibbotson Associates, Inc.
PORTFOLIO MANAGEMENT    Scott Wentsel, vice president and senior portfolio manager at Ibbotson
                        (portfolio manager of the portfolio since 2005); Brian Huckstep, portfolio manager at Ibbotson (portfolio manager of the portfolio since 2005); Paul
                        Arnold, senior consultant at Ibbotson (portfolio manager of the portfolio since
                            2012)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Long-term capital growth and current income.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES
The portfolio seeks to achieve its investment objectives by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities.


ASSET ALLOCATION PROCESS
Pioneer Investment Management, Inc, (Pioneer) the portfolio's investment adviser, allocates the portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates, Inc. (Ibbotson) to act as subadviser to the portfolio and allocate, subject to Pioneer's supervision, the portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The goal of this process is to identify a combination of investments in different asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets in underlying funds that invest in those asset classes. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given the portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, the portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of the portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate the portfolio's target asset allocation and may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. The portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.

The following is a general guide regarding the anticipated allocation of assets of the portfolio among broad asset classes. Pioneer may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes the portfolio's investments in cash, cash equivalents, or money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                       EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
                                                        ALLOCATION          ALLOCATION                ALLOCATION
                                                     ------------- ------------------- -------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio        50-70%              30-50%                       0-4%
----------------------------------------------------       -----               -----                        ---

Based upon the analysis described above under "Asset allocation process," the portfolio expects to invest its assets in underlying mutual funds within the ranges set forth below. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is attached as Appendix A at the end of, and is considered part of, this prospectus.

Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the portfolio may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Pioneer and Ibbotson may add other funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of the portfolio's investments.




                                              PIONEER IBBOTSON
                                           MODERATE ALLOCATION
UNDERLYING FUND NAME                             VCT PORTFOLIO
----------------------------------------- --------------------
Pioneer Fund                                            0-30%
-----------------------------------------                ----
Pioneer Independence Fund                               0-30%
-----------------------------------------                ----
Pioneer Research Fund                                   0-30%
-----------------------------------------                ----
Pioneer Oak Ridge Large Cap Growth Fund                 0-30%
-----------------------------------------                ----
Pioneer Fundamental Growth Fund                         0-30%
-----------------------------------------                ----
Pioneer Disciplined Growth Fund                         0-30%
-----------------------------------------                ----
Pioneer Disciplined Value Fund                          0-30%
-----------------------------------------                ----
Pioneer Value Fund                                      0-30%
-----------------------------------------                ----
Pioneer Fundamental Value Fund                          0-30%
-----------------------------------------                ----
Pioneer Select Mid Cap Growth Fund                      0-30%
-----------------------------------------                ----
Pioneer Mid Cap Value Fund                              0-30%
-----------------------------------------                ----
Pioneer Oak Ridge Small Cap Growth Fund                 0-30%
-----------------------------------------                ----

More on the portfolio's investment objectives and strategies



                                                       PIONEER IBBOTSON
                                                    MODERATE ALLOCATION
UNDERLYING FUND NAME                                      VCT PORTFOLIO
-------------------------------------------------- --------------------
Pioneer Global Equity Fund                                  0-30%
--------------------------------------------------          ----
Pioneer International Value Fund                            0-30%
--------------------------------------------------          ----
Pioneer Emerging Markets Fund                               0-30%
--------------------------------------------------          ----
Pioneer Real Estate Shares                                  0-30%
--------------------------------------------------          ----
Pioneer Growth Opportunities Fund                           0-30%
--------------------------------------------------          ----
Pioneer Equity Income Fund                                  0-30%
--------------------------------------------------          ----
Pioneer Government Income Fund                              0-30%
--------------------------------------------------          ----
Pioneer High Yield Fund                                     0-30%
--------------------------------------------------          ----
Pioneer Global Aggregate Bond Fund                          0-30%
--------------------------------------------------          ----
Pioneer Global High Yield Fund                              0-30%
--------------------------------------------------          ----
Pioneer Bond Fund                                           0-30%
--------------------------------------------------          ----
Pioneer Strategic Income Fund                               0-30%
--------------------------------------------------          ----
Pioneer Absolute Return Credit Fund                         0-30%
--------------------------------------------------          ----
Pioneer Multi-Asset Ultrashort Income Fund                  0-30%
--------------------------------------------------          ----
Pioneer Floating Rate Fund                                  0-30%
--------------------------------------------------          ----
Pioneer Short Term Income Fund                              0-30%
--------------------------------------------------          ----
Pioneer Cash Reserves Fund                                  0-30%
--------------------------------------------------          ----
Invesco International Growth Fund                           0-30%
--------------------------------------------------          ----
Invesco Global Small & Mid Cap Growth Fund                  0-30%
--------------------------------------------------          ----
Invesco Global Real Estate Fund                             0-30%
--------------------------------------------------          ----
Invesco Select Companies Fund                               0-30%
--------------------------------------------------          ----
BlackRock Capital Appreciation Fund, Inc.                   0-30%
--------------------------------------------------          ----
BlackRock International Index Fund                          0-30%
--------------------------------------------------          ----
BlackRock Value Opportunities Fund, Inc.                    0-30%
--------------------------------------------------          ----
Oppenheimer Main Street Small- & Mid-Cap Fund               0-30%
--------------------------------------------------          ----
Oppenheimer Commodity Strategy Total Return Fund             0-4%
--------------------------------------------------          ----


PRINCIPAL INVESTMENTS BY UNDERLYING FUNDS
The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. For purposes of this section, "the portfolio" means the portfolio and, where applicable, an underlying fund.


INVESTMENTS IN EQUITY SECURITIES
     EQUITY SECURITIES

 The portfolio may invest in equity securities. Equity securities in which the portfolio invests include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


     INVESTMENTS IN REITS
 REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.

INVESTMENTS IN FIXED INCOME SECURITIES
     DEBT SECURITIES
 The portfolio may invest in debt securities. Debt securities in which the portfolio invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. The portfolio may acquire debt securities that are investment grade and may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

     U.S. GOVERNMENT AGENCY SECURITIES
 The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

     MORTGAGE-BACKED SECURITIES
 The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

 The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

     ASSET-BACKED SECURITIES
 The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

 The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

More on the portfolio's investment objectives and strategies

     SUBORDINATED SECURITIES
 The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

     BELOW INVESTMENT GRADE SECURITIES
 The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

     DEBT RATING CONSIDERATIONS
 For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.

     EVENT-LINKED BONDS
 The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

 Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

 Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

     FLOATING RATE LOANS
 Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

     INVERSE FLOATING RATE OBLIGATIONS
 The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EQUITY AND FIXED INCOME INVESTMENTS
     NON-U.S. INVESTMENTS
 The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

     DERIVATIVES
 The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
  - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
  - As a substitute for purchasing or selling securities

  - To attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
  - To manage portfolio characteristics (for example the portfolio's currency exposure)


 The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


 The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


     CASH MANAGEMENT AND TEMPORARY INVESTMENTS

 Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser or subadviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio and each underlying fund may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary

More on the portfolio's investment objectives and strategies purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the portfolio's transactions in shares of the underlying funds.

More on the risks of investing in the portfolio

Currently, Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS


RISKS OF EQUITY INVESTMENTS
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

   RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
    -The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
    -Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
    -The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
    -A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

   Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

   Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.


RISKS OF FIXED INCOME INVESTMENTS
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgage-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases. Risks of investing in underlying fixed income funds may include:

   INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

   Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

   PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the



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   proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.


   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

   Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

   These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

   Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

   Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

   The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

   The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

   The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest


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   and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.


   RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.


   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


   INFLATION-LINKED SECURITY RISK. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the portfolio`s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The non-seasonally adjusted index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the non-seasonally adjusted index.

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio's reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.



RISKS OF EQUITY AND FIXED INCOME INVESTMENTS
Risks of investing in underlying equity and fixed income funds may include:

   PORTFOLIO SELECTION RISK. The adviser or subadviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

   LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers or issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

    -Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

    -Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable


    -Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

    -The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
    -Economic, political, regulatory and social developments may adversely affect the securities markets

    -It may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country
    -Withholding and other non-U.S. taxes may decrease the portfolio's return

    -Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

    -A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms


     Additional risks of investing in emerging markets include:
    -The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
    -Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

    -The portfolio could experience a loss from settlement and custody practices in some emerging markets

    -The possibility that a counterparty may not complete a currency or securities transaction

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    -Low trading volumes may result in a lack of liquidity, and in extreme price volatility

   CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.


   DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.


   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

   CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



INVESTMENT SUBADVISER

Ibbotson Associates, Inc. is the subadviser to the portfolio and allocates, subject to Pioneer's supervision, the portfolio's assets among asset classes and among the underlying funds. Ibbotson Associates, Inc., is a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. As of December 31, 2012, Ibbotson Associates, Inc. had approximately $25.7 billion in assets under management. Ibbotson is located at 22 West Washington Street, Chicago, Illinois 60602.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of a team of portfolio managers. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team and has served as a portfolio manager of the portfolio since 2005. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Mr. Huckstep has served as a portfolio manager of the portfolio since 2005. Paul Arnold, senior consultant, is responsible for developing and implementing asset class models in addition to fund-of-funds portfolio construction, manager due diligence and fund classification. Prior to joining Ibbotson in 2007, Mr. Arnold worked for two years at Bank of America in its Principal Investing Group. Mr. Arnold has served as a portfolio manager of the portfolio since 2012.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2012, the portfolio paid management fees to Pioneer, after waivers and expense reimbursements, equal to 0.14% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Ibbotson as compensation for Ibbotson's services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

The portfolio invests in shares of other mutual funds that are not traded on an exchange. Such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays dividends from any net investment income and any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO


CLASS II




                                                                                 YEAR         YEAR
                                                                                 ENDED        ENDED
                                                                               12/31/12     12/31/11
                                                                             ------------ ------------
Net asset value, beginning of year                                             $  10.18     $ 10.67
                                                                               --------     -------
Increase (decrease) from investment operations:
 Net investment income (a)                                                     $   0.25     $  0.22
 Net realized and unrealized gain (loss) on investments (a)                        0.91       (0.44)
                                                                               --------     -------
  Net increase (decrease) from investment operations                           $   1.16     $ (0.22)
Distributions to shareowners:
 Net investment income                                                         $  (0.27)    $ (0.27)
 Net realized gain                                                                    -           -
                                                                               --------     -------
Total distributions to shareowners                                             $  (0.27)    $ (0.27)
                                                                               --------     -------
Net increase (decrease) in net asset value                                     $   0.89     $ (0.49)
                                                                               --------     -------
Net asset value, end of year                                                   $  11.07     $ 10.18
                                                                               --------     -------
Total return*                                                                     11.59%      (2.18)%
Ratio of net expenses to average net assets+                                       0.48%       0.48%
Ratio of net investment income to average net assets+                              2.31%       2.10%
Portfolio turnover rate                                                               9%         13%
Net assets, end of year (in thousands)                                         $143,247     $142,543
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                     0.50%       0.50%
 Net investment income                                                             2.29%       2.08%



                                                                                 YEAR         YEAR          YEAR
                                                                                 ENDED        ENDED        ENDED
                                                                               12/31/10     12/31/09      12/31/08
                                                                             ------------ ------------ -------------
Net asset value, beginning of year                                             $   9.61     $   7.59     $  12.01
                                                                               --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (a)                                                     $   0.21     $   0.24     $   0.31
 Net realized and unrealized gain (loss) on investments (a)                        1.10         2.07        (3.77)
                                                                               --------     --------     --------
  Net increase (decrease) from investment operations                           $   1.31     $   2.31     $  (3.46)
Distributions to shareowners:
 Net investment income                                                         $  (0.25)    $  (0.29)    $  (0.30)
 Net realized gain                                                                    -            -        (0.66)
                                                                               --------     --------     --------
Total distributions to shareowners                                             $  (0.25)    $  (0.29)    $  (0.96)
                                                                               --------     --------     --------
Net increase (decrease) in net asset value                                     $   1.06     $   2.02     $  (4.42)
                                                                               --------     --------     --------
Net asset value, end of year                                                   $  10.67     $   9.61     $   7.59
                                                                               --------     --------     --------
Total return*                                                                     14.03%       31.10%      (30.99)%
Ratio of net expenses to average net assets+                                       0.45%        0.39%        0.39%
Ratio of net investment income to average net assets+                              2.15%        2.87%        3.10%
Portfolio turnover rate                                                              10%          38%          40%
Net assets, end of year (in thousands)                                         $161,796     $153,547     $105,275
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses                                                                     0.51%        0.53%        0.55%
 Net investment income                                                             2.09%        2.73%        2.94%


(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Appendix A

INFORMATION ABOUT THE UNDERLYING FUNDS
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website. The prospectus and statement of additional information for each Pioneer underlying fund is available as well on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

The underlying funds that invest primarily in equity securities are:


PIONEER FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests in a broad group of carefully selected securities that the fund's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests predominantly in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 15% of its net assets in REITs.


The fund may invest in initial public offerings of equity securities. The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INDEPENDENCE FUND


INVESTMENT OBJECTIVE
Capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund invests primarily in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers, including up to 10% of its assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest in initial public offerings of equity securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER RESEARCH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, from investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

The fund may invest up to 10% of its total assets in equity and debt securities of non-U.S. issuers, including up to 5% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash and other short-term investments.


The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research team. The adviser selects securities that are highly ranked by the research team and selling at reasonable prices or substantial discounts to their underlying values. From the universe of highly ranked securities, the research team constructs a portfolio that is reflective of overall sector weightings in the fund's benchmark index. A security will not be included in the portfolio simply because it is highly ranked by the research team. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

The adviser's research team evaluates a security's potential value based on the company's assets and prospects for earning growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The research team focuses on the quality and price of individual issuers. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research team.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oResearch - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oValuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER FUNDAMENTAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the "index") is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On June 30, 2012, securities in the index had market capitalizations of approximately $1.3 billion or greater. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.

For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities and securities of issuers that are in default.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a "growth" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, the adviser employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER VALUE FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to invest in a broad group of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.


The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. In selecting securities, the adviser also considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER FUNDAMENTAL VALUE FUND



INVESTMENT OBJECTIVES
Capital appreciation. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies (generally, market capitalizations of $1.5 billion or more). The fund may invest up to 30% of its total assets in securities of non-U.S. issuers, including up to 10% of its total assets in securities of emerging market issuers.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide current income. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.



INVESTMENT ADVISER

Pioneer

Appendix A

PIONEER SELECT MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers, and securities in default.


The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund's investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MID CAP VALUE FUND


INVESTMENT OBJECTIVE
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks and depositary receipts, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($4.66 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.23 billion as of December 31, 2012) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in the Index. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term instruments.


The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oResearch - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFundamentals - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oValuation - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER GLOBAL EQUITY FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund's principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States.


The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers, including up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and cash and cash equivalents.


The fund may, but is not required to, use derivatives, including forward foreign currency exchange contracts and equity-based volatility indices. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INTERNATIONAL VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, from time to time, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro.


The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country. Emerging economies or securities markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index.


For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EMERGING MARKETS FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The fund considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The fund invests in at least six emerging markets. The fund considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the fund may invest in other emerging markets. The fund does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).


For purposes of the fund's investment policies, equity securities include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may invest in initial public offerings of equity securities. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may invest in debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The fund may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


The fund may, but is not required to, use derivatives. The fund may use derivatives, including forward foreign currency exchange contracts and stock index futures, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.


The fund's investment adviser uses a value approach to select the fund's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

Appendix A

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER REAL ESTATE SHARES


INVESTMENT OBJECTIVES
Long-term growth of capital. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The fund may at times emphasize particular sub-sectors of the real estate industry. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.


The fund may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in the securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities.


The fund uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.


INVESTMENT ADVISER
Pioneer (adviser); AEW Capital Management, L.P. (subadviser)

Appendix A

PIONEER GROWTH OPPORTUNITIES FUND


INVESTMENT OBJECTIVE
Growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in equity securities of companies that the fund's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest in securities of any market capitalization, although the fund may invest a significant portion of its assets in equity securities of small companies. The fund defines small companies as those within the market capitalization range of the Russell 2000 Growth Index (approximately $2.7 million to $3.8 billion as of March 31, 2013). The size of the companies in the index changes constantly with market conditions and the composition of the index. The fund may continue to hold a security if its market capitalization changes after investment.


The fund may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and below investment grade convertible debt securities.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as options and futures, for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The fund uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the fund's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style which focuses on specific securities rather than industries. The adviser may also use quantitative analysis. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the factors used to select an investment have deteriorated. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EQUITY INCOME FUND


INVESTMENT OBJECTIVE
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.


The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the fund acquires are expected to be securities convertible into common stocks.


The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

Appendix A

The underlying funds that invest primarily in debt securities are:


PIONEER GOVERNMENT INCOME FUND


INVESTMENT OBJECTIVE
Current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to U.S. government securities. U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie
Mac) and Federal National Mortgage Association (Fannie Mae). The fund may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. The fund also may invest in asset-backed securities and subordinated debt securities, and enter into mortgage dollar roll transactions.


The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.


The fund may, but is not required to, use derivatives, such as futures. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield and sector diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).


The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers.

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL AGGREGATE BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located throughout the world. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund invests primarily in debt securities of U.S. and non-U.S. issuers that are rated investment grade. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds"). The fund may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps and forward foreign currency exchange contracts, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments to buy and sell. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such high yield debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund may invest in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 10% of its total assets in equity securities, including common stocks, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.


The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.


The fund's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. The adviser also considers a security's potential to provide income.

Appendix A

INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds.

The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER STRATEGIC INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund's investment adviser allocates the fund's investments among the following three segments of the debt markets: oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

The adviser's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.

The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Depending upon the adviser's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund may also invest in securities that are in default, subordinated debt securities, event-linked bonds and Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.


Up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).


The fund may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

Appendix A

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER ABSOLUTE RETURN CREDIT FUND


INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund selects investments from a broad spectrum of debt securities. The fund is managed using an absolute return approach, which means that it is not managed relative to an index. Accordingly, the fund does not seek to generate returns consistent with broader financial market movements, instead seeking to generate positive total returns over the course of different market environments. Total return is a combination of current income and capital appreciation. As part of its overall strategy, the fund uses derivatives in an effort to limit the effect of market volatility on its portfolio of securities. The fund also may use derivatives for a variety of other hedging and non-hedging purposes.


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that have economic characteristics similar to such debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The adviser allocates the fund's debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit quality, including those rated below investment grade (known as "junk bonds") or, if unrated, of equivalent credit quality as determined by the fund's investment adviser. The fund's investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in securities of issuers located in emerging markets.


The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity that varies based upon the judgment of the adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer or when the adviser believes the securities offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.


The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into

Appendix A

account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. In making these portfolio decisions, the adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. In selecting among market segments and instruments, the adviser considers the relative value of particular investments. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

In addition to managing portfolio risk through conventional means, including through in-depth credit analysis and diversification, the adviser employs a disciplined, two-fold derivatives strategy designed to limit the effects of near-term volatility and severe market events. This strategy, which relies on proprietary, quantitative techniques, incorporates the adviser's macroeconomic views as well as its view of quantitative market indicators of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to U.S. Treasury bonds. Widening credit spreads can indicate higher levels of uncertainty or distress in financial markets. Over time, the adviser uses derivatives to maintain a "dynamic" hedge against near-term market volatility through exposure to market-, volatility- and/or credit-oriented derivatives, which it may adjust as credit spreads widen and narrow or as other indicators of market volatility change. As a second measure, when indicators signal severe market distress, the investment adviser may employ derivatives techniques designed to help limit the effects of that distress. Derivatives in which the fund may invest for these purposes include equity index futures, futures or swaps based on the Chicago Board of Exchange Volatility Index (VIX), credit default swaps and Treasury futures. The VIX is an index of market sentiment derived from S&P 500 Index option prices that is designed to reflect investors' consensus view of expected stock market volatility over future periods. In combination, the two elements of this strategy are intended to help limit the effect of market volatility on the fund's returns and generate positive returns over time. However, there can be no guarantee that such results will be achieved.

The fund also may use derivatives for a variety of other purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may establish, through derivatives, net short positions for individual sectors, markets, currencies or securities, or as a means of adjusting the fund's portfolio duration or other portfolio characteristics. The fund may invest without limit in derivative instruments. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MULTI-ASSET ULTRASHORT INCOME FUND



INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans; debt issued by banks and other corporate, governmental and non-governmental entities; corporate bonds; mortgage-backed and asset-backed securities; event-linked bonds (also known as "catastrophe bonds"); and preferred stock. The fund also considers as floating rate instruments, and the fund may invest without limit in, adjustable rate securities, fixed rate securities with durations of less than or equal to one year, funds that invest primarily in floating rate instruments, and fixed rate securities with respect to which the fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The fund considers these investments as economic equivalents of floating rate instruments. The fund also may invest in other derivative instruments that are related to floating rate instruments or have economic characteristics similar to floating rate instruments for purposes of satisfying the 80% requirement.

Under normal circumstances, the fund's average portfolio duration will be less than two years. Duration seeks to measure the price sensitivity of a fixed income security to changes in interest rates. If the fund's average portfolio duration exceeds two years, the fund will take action to bring it within its expected range within a reasonable period of time. The assumptions that are made about a security's features and options when calculating duration may prove to be incorrect. Duration is not an exact measurement and may not reliably predict a security's price sensitivity to changes in yield or interest rates.

The fund does not have a targeted maturity range for its portfolio. The fund may invest in securities with a broad range of maturities.


The fund may invest up to 20% of its net assets in debt securities that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the fund's investment adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The fund does not have a policy of maintaining a specific average credit quality of its portfolio.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

In addition to its investments in floating rate instruments, the fund also may invest in other securities, including debt of U.S. and non-U.S. governmental, corporate and other non-governmental issuers; mortgage-backed and asset-backed securities; convertible securities; bonds not paying current income; bonds that do not make regular interest payments; zero coupon securities; money market instruments; and other short-term investments, including cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may invest without

Appendix A

limit in derivative instruments. However, the fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer, when the adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.


The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate duration, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.



INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER FLOATING RATE FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such floating rate securities. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short term bond funds. Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds"). The fund's investments in floating rate loans typically hold a senior position in the borrower's capital structure.

The fund also may invest in other securities, including unsecured or subordinated loans, revolving credit facility loans, high yield corporate bonds, investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

The fund may invest without limit in securities of any rating, including those that are in default. The fund does not have a targeted maturity range for its portfolio. The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.


The fund may invest in mortgage-related securities, including "sub-prime" mortgages and asset-backed securities. The fund also may invest in U.S. government securities, zero coupon securities, subordinated debt securities and event-linked bonds. The fund may, but is not required to, use derivatives. The fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash and other short-term investments.


The investment adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. The adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and exposure to particular issuers and sectors. The adviser also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objective. The adviser makes that determination based on the same criteria it uses to select portfolio securities.

Appendix A

INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER SHORT TERM INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income to the extent consistent with a relatively high level of stability of principal.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade debt securities (including convertible debt) of U.S. and non-U.S. corporate and other issuers, mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities of U.S. and non-U.S. issuers and short-term money market instruments of U.S. and non-U.S. issuers.

Normally, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to investment grade debt securities. The fund may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"). The fund may invest in securities that are in default, subordinated debt securities and event-linked bonds.

The fund will normally maintain a dollar-weighted average portfolio maturity of no more than 3 years. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in debt securities of emerging market issuers.

The fund may invest a substantial portion of its assets in mortgage-related securities, including mortgage-related securities issued by private issuers.


The fund may, but is not required to, use derivatives, such as credit default swaps. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. {Blank}


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER CASH RESERVES FUND


INVESTMENT OBJECTIVE
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:
oU.S. and non-U.S. banks
oU.S. and non-U.S. corporate or private issuers
oThe U.S. government and its agencies and instrumentalities
oNon-U.S. governments
oMultinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, banker's acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The fund's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

The fund invests in U.S. government obligations and money market securities that at the time of purchase are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund's investment adviser. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If, after purchase, the quality rating assigned to one or more of the fund's securities is downgraded, or the credit quality deteriorates, or if the maturity on a security is extended, the adviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less.


INVESTMENT ADVISER
Pioneer

Appendix A

INVESCO INTERNATIONAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries outside of the U.S. The Fund may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI ACWI ex USA Growth Index. Emerging markets countries are those countries that are in the initial stages of their industrial cycles.

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.


The Fund can invest in derivative instruments including forward foreign currency contracts and futures.


The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.



INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small- and/or mid-capitalization issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000(Reg. TM) Index during the most recent 11-month period (based on month end data) plus the most recent data during the current month. As of October 31, 2012, the capitalization of companies in the Russell 2000(Reg. TM) Index ranged from $24.5 million to $5.2 billion.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap(Reg. TM) Index during the most recent 11-month period (based on the month-end data) plus the most recent data during the current month. As of October 31, 2012, the capitalization of companies in the Russell Midcap(Reg. TM) Index ranged from $309.8 million to $20 billion.

The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the U.S. The Fund may also invest up to 35% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

The Fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.



INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL REAL ESTATE FUND


INVESTMENT OBJECTIVE
Total return through growth of capital and current income.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes.


In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund's direct investments counted toward the 80% investment requirement.


The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property,
(b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality.


The Fund invests, under normal circumstances, in issuers located in at least three different countries, including the U.S. As of February 29, 2012, the principal countries in which the Fund invested were the United States, Hong Kong, Japan, Australia and the United Kingdom.


The Fund may invest in non-investment grade debt securities (commonly known as "junk bonds") of real estate and real estate-related issuers.

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's net assets.


When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives. The portfolio managers and investment team focus on equity REITs and real estate operating issuers. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes and cash flow generating capacity of an issuer's properties and calculating relative return potential, asset quality, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The issuers that are believed to have the most attractive fundamental attributes are then screened according to pricing factors that allow the management team to assess security valuations

Appendix A

relative to one another and relative to the investment teams' assessment of underlying asset value. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Developed Real Estate Index (the benchmark index). The Fund seeks to limit risk through various controls such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. Various factors may lead to overweighting or underweighting of particular property types and/or geographic areas from time to time.

The portfolio managers will consider selling a security if they conclude (1) its relative valuation falls below desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.


INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser), Invesco Asset Management Limited
(sub-adviser)

Appendix A

INVESCO SELECT COMPANIES FUND
(formerly known as Invesco Small Companies Fund)



INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests in equity securities of small-capitalization issuers. The principal type of equity security in which the Fund invests is common stock.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities and longer-term U.S. Government securities.


The Fund may invest up to 25% of its net assets in foreign securities.

The Fund invests in securities that the portfolio managers believe are undervalued based on various valuation measures. In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer's management team, their commitment to securing a competitive advantage, and the issuer's sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified,
2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in the management strategy of the issuer, or 4) there has been a fundamental negative change in the competitive environment.

The Fund may at times invest a significant amount of its assets in cash and cash equivalents, including money market funds, if the portfolio managers are not able to find equity securities that meet their investment criteria. As a result, the Fund may not achieve its investment objective.



INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser); Invesco Canada Ltd. (sub-adviser)

Appendix A

BLACKROCK CAPITAL APPRECIATION FUND, INC.


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. In other words, Fund management tries to choose investments that will increase in value over the long term.

The Fund will generally invest at least 65% of its total assets in the following equity securities:
oCommon stock;
oConvertible preferred stock;
oSecurities convertible into common stock; and oRights to subscribe to common stock.

Of these securities the Fund will generally invest in common stock.

The Fund may invest in companies of any size but emphasizes investments in companies that have medium to large stock market capitalizations (currently, approximately $2 billion or more).


Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible's value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.


INVESTMENT ADVISER
BlackRock Advisors, LLC (adviser); BlackRock Investment Management, LLC (sub-adviser)

Appendix A

BLACKROCK INTERNATIONAL INDEX FUND


INVESTMENT OBJECTIVE
The investment objective of BlackRock International Index Fund ("International Index Fund" or the "Fund"), a series of BlackRock Index Funds, Inc., (the "Corporation"), is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the "MSCI EAFE Index") in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.


PRINCIPAL INVESTMENT STRATEGIES
International Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The Fund will be substantially invested in securities in the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

International Index Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index.

The Fund is a "feeder" fund that invests all of its assets in Master International Index Series, a series of Quantitative Master Series LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. All investments are made at the Master International Index Series level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of Master International Index Series. For simplicity, this prospectus uses the terms "International Index Fund" or "Fund" to include Master International Index Series.


INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

BLACKROCK VALUE OPPORTUNITIES FUND, INC.


INVESTMENT OBJECTIVE
The investment objective of the BlackRock Value Opportunities Fund, Inc. (the "Fund") is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

The Fund is a "feeder" fund that invests all of its assets in a "master" portfolio, Master Value Opportunities LLC (the "Master LLC"), that has the same investment objective and strategies as the Fund. All investments will be made at the Master LLC level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master LLC. For simplicity, this prospectus uses the term "Fund" to include the Master LLC.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stock of small companies and emerging growth companies that Fund management believes have special investment value. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company's stock is undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.


For these purposes, small companies are defined as companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000T or the S&P SmallCap 600T at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2012, the Russell 2000T included companies with capitalizations up to $3.623 billion and the S&P SmallCap 600T included companies with capitalizations up to $3.186 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. Emerging growth companies are defined as companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, and index securities that are based on a group of common stocks. The Fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The Fund may use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investments. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, and indexed securities.


The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies.


The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.



INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(Reg. TM)


INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. The Fund considers small-cap and mid-cap companies to be those having a market capitalization in the range of the Russell 2500(TM) Index and the Russell Midcap(Reg. TM) Index, measures of small- to mid-cap issuers. The capitalization ranges of those indices are subject to change at any time due to market activity or changes in the composition of the indices. The ranges of the Russell 2500(TM) Index and the Russell Midcap(Reg. TM) Index generally widen over time and are reconstituted annually to preserve their small- and mid-cap characteristics. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.


The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:
oaims to maintain broad diversification across all major economic sectors; ouses quantitative models, including sector-specific factors, to rank securities within each economic sector;
ouses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
oconsiders market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.


INVESTMENT ADVISER

OFI Global Asset Management, Inc. (adviser); OppenheimerFunds, Inc.
(subadviser)

Appendix A

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND


INVESTMENT OBJECTIVE
The Fund seeks total return.


PRINCIPAL INVESTMENT STRATEGIES

The Fund mainly invests in a combination of commodity-linked derivatives and corporate and governmental fixed-income securities. Derivatives are investments whose value depends on (or is "derived" from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative's value is generally linked to the price movement of a particular commodity, commodity index, or commodity option or futures contract. Some commodity-linked derivatives may be based on a multiple of those price movements.

Commodity-linked derivatives provide exposure to the commodities markets without investing directly in physical commodities. They include commodity-linked notes, swaps, futures and options that are linked to the price movements of a physical commodity such as heating oil, livestock, or agricultural products; a commodity index such as the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Commodity Index"); a commodity option or futures contract; or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets.

The Fund's commodity-linked investments are generally allocated to five different commodities "sectors" (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the DJ-UBS Commodity Index. The DJ-UBS Commodity Index represents 22 commodities and five commodity sectors, which are currently weighted annually for diversification purposes so that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. The Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the DJ-UBS Commodity Index. Under normal circumstances, the Fund will invest 25% or more of its total assets in investments linked to these sectors as a group. At times the Fund may emphasize investments in some industries or sectors more than others.

The Fund uses a team approach to construct a portfolio of fixed-income securities for liquidity purposes, for collateral management or to seek income. The Fund's fixed-income securities may be of any maturity and may include, but are not limited to, U.S. Government securities, repurchase agreements, money market securities and shares of affiliated money market funds. The Fund may purchase investment-grade securities and can invest up to 10% of its total assets in below investment-grade securities (also referred to as "junk bonds").


The Fund may invest in other types of derivative instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Some of the other derivatives the Fund may invest in are forwards, options, futures and swaps relating to debt securities, interest rates or currencies. The Fund may invest in U.S. or foreign instruments.

The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality and value between two commodities or contracts with the intent of identifying opportunities. The portfolio managers incorporate both fundamental and technical factors intended to identify mispricings for individual commodities or sectors and catalysts that may potentially eliminate those particular mispricings.

The portfolio managers also consider which instrument or form of investment seems best suited to provide the desired commodities exposure: investing in a commodity-linked note, a commodity futures contract, a swap, or an option on a futures contract. The Fund might enter into an investment directly or it can also invest up to 25% of its total assets indirectly through its wholly-owned and controlled subsidiary, as described below.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary

Appendix A

may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary.



INVESTMENT ADVISER

OFI Global Asset Management, Inc. (adviser); OppenheimerFunds, Inc.
(sub-adviser)

Pioneer Variable Contracts Trust
PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19091-08-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER MID CAP VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 15
Shareholder information................................ 17
Distributions and taxes................................ 20
Financial highlights................................... 21


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       0.65%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.07%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             0.72%
-----------------------------------------------------------------------------------    ----

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



           NUMBER OF YEARS YOU OWN YOUR
                      SHARES
           (WITH OR WITHOUT REDEMPTION)
          ------------------------------
             1      3       5       10
          ------ ------- ------- -------
Class I   $74    $230    $401    $894
--------- ---    ----    ----    ----

PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 103% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks and depositary receipts, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The portfolio may invest in initial public offerings of equity securities.

Portfolio summary

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.


The portfolio uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the

Portfolio summary

derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell Midcap Value Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05    '06     '07    '08      '09     '10     '11     '12
  37.48   22.12   7.88   12.59   5.58   -33.58   25.58   18.22   -5.64   11.11






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 17.33% (04/01/2003 TO 06/30/2003). THE LOWEST CALENDAR QUARTERLY RETURN WAS -21.55% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                     SINCE
                                                                                                                 INCEPTION
                                                                                   1 YEAR   5 YEARS   10 YEARS  (03/01/95)
                                                                                 -------- --------- ---------- -----------
Class I                                                                           11.11      0.67       8.33       8.84
--------------------------------------------------------------------------------  -----      ----       ----       ----
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)    18.51      3.79      10.63      10.92
--------------------------------------------------------------------------------  -----      ----      -----      -----

Portfolio summary

MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Edward T. Shadek Jr., senior vice president of Pioneer (portfolio manager of the portfolio since 2013), and Timothy Horan, portfolio manager at Pioneer
                       (portfolio manager of the portfolio since 2011, assistant portfolio manager of the portfolio from 2007 - 2011).


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks and depositary receipts, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The portfolio may invest in initial public offerings of equity securities. The portfolio may consider an ETF as a mid-size company for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in the equity securities of mid-size companies.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio's portfolio or for greater liquidity. The portfolio also may hold cash or other short-term investments.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style which focuses on specific securities rather than on industries. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
oFavorable expected returns relative to perceived risk

More on the portfolio's investment objective and strategies

oManagement with demonstrated ability and commitment to the company oLow market valuations relative to earnings forecast, book value, cash flow and sales
oTurnaround potential for companies that have been through difficult periods oEstimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
oIssuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, exposure to various market segments)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

More on the risks of investing in the portfolio

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Edward T. Shadek Jr., senior vice president of Pioneer (portfolio manager of the portfolio since 2013), and Timothy Horan, vice president of Pioneer (portfolio manager of the portfolio since 2011). Mr. Shadek and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Shadek joined Pioneer in January 2012. Prior to joining Pioneer, he was co-founder and portfolio manager at Shaylor Capital. From 1997 to 2009, Mr. Shadek was senior managing director and deputy head of investments at Putnam Investments. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004. Mr. Horan served as assistant portfolio manager of the portfolio from 2007 to 2011.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that

Pricing of shares

primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Shareholder information

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER MID CAP VALUE VCT PORTFOLIO


CLASS I




                                                                YEAR           YEAR         YEAR         YEAR          YEAR
                                                                ENDED          ENDED        ENDED        ENDED        ENDED
                                                              12/31/12       12/31/11     12/31/10     12/31/09      12/31/08
                                                          ---------------- ------------ ------------ ------------ -------------
Net asset value, beginning of period                         $  15.85        $ 16.93      $  14.48     $  11.72     $  19.22
                                                             --------        -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.24        $  0.23      $   0.18     $   0.20     $   0.23
 Net realized and unrealized gain (loss) on investments          1.50          (1.17)         2.43         2.76        (6.24)
                                                             --------        -------      --------     --------     --------
  Net increase (decrease) from investment operations         $   1.74        $ (0.94)     $   2.61     $   2.96     $  (6.01)
Distributions to shareowners:
 Net investment income                                          (0.17)         (0.14)        (0.16)       (0.20)       (0.19)
 Net realized gain                                                  -              -             -            -        (1.30)
                                                             --------        -------      --------     --------     --------
Net increase (decrease) in net asset value                   $   1.57        $ (1.08)     $   2.45     $   2.76     $  (7.50)
                                                             --------        -------      --------     --------     --------
Net asset value, end of period                               $  17.42        $ 15.85      $  16.93     $  14.48     $  11.72
                                                             --------        -------      --------     --------     --------
Total return*                                                   11.11%(a)      (5.64)%       18.22%       25.58%      (33.58)%
Ratio of net expenses to average net assets+                     0.72%          0.72%         0.74%        0.75%        0.77%
Ratio of net investment income to average net assets+            1.17%          1.23%         1.02%        1.39%        1.23%
Portfolio turnover rate                                           103%            88%           99%          88%          60%
Net assets, end of period (in thousands)                     $ 81,886        $92,100      $116,729     $113,962     $103,527


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.^

Pioneer Variable Contracts Trust
PIONEER MID CAP VALUE VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19093-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER MID CAP VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS II
----------------------------------------------------------------------------------- ---------
Management Fees                                                                        0.65%
-----------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                  0.25%
-----------------------------------------------------------------------------------     ----
Other Expenses                                                                         0.07%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating expenses                                              0.97%
-----------------------------------------------------------------------------------     ----

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           --------------------------------
              1      3       5        10
           ------ ------- ------- ---------
Class II   $99    $309    $536    $1,190
---------- ---    ----    ----    ------

PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 103% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks and depositary receipts, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The portfolio may invest in initial public offerings of equity securities.

Portfolio summary

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.


The portfolio uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the

Portfolio summary

derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Russell Midcap Value Index a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05    '06     '07    '08      '09     '10     '11     '12
  37.09   21.77   7.64   12.27   5.35   -33.76   25.26   17.89   -5.84   10.83






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 17.26% (04/01/2003 TO 06/30/2003). THE LOWEST CALENDAR QUARTERLY RETURN WAS -21.59% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                     SINCE
                                                                                                                 INCEPTION
                                                                                   1 YEAR   5 YEARS   10 YEARS  (03/01/95)
                                                                                 -------- --------- ---------- -----------
Class II                                                                          10.83      0.41       8.05       8.56
--------------------------------------------------------------------------------  -----      ----       ----       ----
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)    18.51      3.79      10.63      10.92
--------------------------------------------------------------------------------  -----      ----      -----      -----

Portfolio summary

MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Edward T. Shadek Jr., senior vice president of Pioneer (portfolio manager of the portfolio since 1997), and Timothy Horan, portfolio manager at Pioneer
                       (portfolio manager of the portfolio since 2011, assistant portfolio manager of the portfolio from 2007 - 2011).


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($22.60 billion as of December 31, 2012), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks and depositary receipts, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The portfolio may invest in initial public offerings of equity securities. The portfolio may consider an ETF as a mid-size company for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in the equity securities of mid-size companies.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio's portfolio or for greater liquidity. The portfolio also may hold cash or other short-term investments.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style which focuses on specific securities rather than on industries. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
oFavorable expected returns relative to perceived risk

More on the portfolio's investment objective and strategies

oManagement with demonstrated ability and commitment to the company oLow market valuations relative to earnings forecast, book value, cash flow and sales
oTurnaround potential for companies that have been through difficult periods oEstimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
oIssuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, exposure to various market segments)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

More on the risks of investing in the portfolio

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Edward T. Shadek Jr., senior vice president of Pioneer (portfolio manager of the portfolio since 2013), and Timothy Horan, vice president of Pioneer (portfolio manager of the portfolio since 2011). Mr. Shadek and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Shadek joined Pioneer in January 2012. Prior to joining Pioneer, he was co-founder and portfolio manager at Shaylor Capital. From 1997 to 2009, Mr. Shadek was senior managing director and deputy head of investments at Putnam Investments. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004. Mr. Horan served as assistant portfolio manager of the portfolio from 2007 to 2011.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER MID CAP VALUE VCT PORTFOLIO


CLASS II




                                                                YEAR           YEAR         YEAR         YEAR          YEAR
                                                                ENDED          ENDED        ENDED        ENDED        ENDED
                                                              12/31/12       12/31/11     12/31/10     12/31/09      12/31/08
                                                          ---------------- ------------ ------------ ------------ -------------
Net asset value, beginning of period                         $  15.75        $ 16.83      $  14.41     $  11.66     $  19.13
                                                             --------        -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.14        $  0.14      $   0.09     $   0.10     $   0.16
 Net realized and unrealized gain (loss) on investments          1.55          (1.11)         2.46         2.81        (6.18)
                                                             --------        -------      --------     --------     --------
  Net increase (decrease) from investment operations         $   1.69        $ (0.97)     $   2.55     $   2.91     $  (6.03)
Distributions to shareowners:
 Net investment income                                          (0.14)         (0.11)        (0.13)       (0.16)       (0.14)
 Net realized gain                                                  -              -             -            -        (1.30)
                                                             --------        -------      --------     --------     --------
Net increase (decrease) in net asset value                   $   1.55        $ (1.08)     $   2.42     $   2.75     $  (7.47)
                                                             --------        -------      --------     --------     --------
Net asset value, end of period                               $  17.30        $ 15.75      $  16.83     $  14.41     $  11.66
                                                             --------        -------      --------     --------     --------
Total return*                                                   10.83%(a)      (5.84)%       17.89%       25.26%      (33.76)%
Ratio of net expenses to average net assets+                     0.97%          0.97%         0.99%        1.00%        1.02%
Ratio of net investment income to average net assets+            0.94%          1.03%         0.79%        1.14%        1.00%
Portfolio turnover rate                                           103%            88%           99%          88%          60%
Net assets, end of period (in thousands)                     $259,448        $207,057     $179,212     $125,589     $ 78,419


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust
PIONEER MID CAP VALUE VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19094-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER FUND VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  6
More on the risks of investing in the portfolio........  9
Management............................................. 14
Pricing of shares...................................... 15
Shareholder information................................ 17
Distributions and taxes................................ 20
Financial highlights................................... 21


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Reasonable income and capital growth.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       0.65%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.09%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             0.74%
-----------------------------------------------------------------------------------    ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




           NUMBER OF YEARS YOU OWN YOUR
                      SHARES
           (WITH OR WITHOUT REDEMPTION)
          ------------------------------
             1      3       5       10
          ------ ------- ------- -------
Class I   $76    $237    $411    $918
--------- ---    ----    ----    ----


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 44% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 15% of its net assets in REITs.

Portfolio summary

The portfolio may invest in initial public offerings of equity securities. The portfolio may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.


The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise

Portfolio summary

have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's (S&P) 500 Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05    '06     '07    '08      '09     '10     '11          '12
  23.76   11.25   6.17   16.63   4.99   -34.27   25.20   16.02   -4.30        10.24






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 14.82% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -21.98% (10/01/2008 TO 12/31/2008).

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                      SINCE
                                                                                                                  INCEPTION
                                                                                    1 YEAR   5 YEARS   10 YEARS  (10/31/97)
                                                                                  -------- --------- ---------- -----------
Class I                                                                            10.24      0.15       6.07         4.78
---------------------------------------------------------------------------------  -----      ----       ----         ----
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)    16.00      1.66       7.10         4.85
---------------------------------------------------------------------------------  -----      ----       ----         ----


MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John A. Carey, portfolio manager of the portfolio since 1997, is an executive vice president of Pioneer. Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001, is a vice president of Pioneer.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 15% of its net assets in REITs.


The portfolio may invest in initial public offerings of equity securities. The portfolio may invest in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives of reasonable income and capital growth, to diversify the portfolio's portfolio or for greater liquidity.


Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
oFavorable expected returns relative to perceived risk oAbove average potential for earnings and revenue growth oLow market valuations relative to earnings forecast, book value, cash flow and sales
oA sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, exposure to various market segments)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary

More on the portfolio's investment objectives and strategies purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country


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More on the risks of investing in the portfolio

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers

RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

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More on the risks of investing in the portfolio

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio's portfolio is the responsibility of John A. Carey, portfolio manager of the portfolio since 1997, and Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited.


Mr. Carey, an executive vice president of Pioneer, joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in 2001 and has been an investment professional since 1985.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that

Pricing of shares

primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Shareholder information

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER FUND VCT PORTFOLIO


CLASS I




                                                                                  YEAR         YEAR
                                                                                  ENDED        ENDED
                                                                                12/31/12     12/31/11
                                                                              ------------ ------------
Net asset value, beginning of period                                            $  19.96     $ 22.43
                                                                                --------     -------
Increase (decrease) from investment operations:
 Net investment income                                                          $   0.33     $  0.33
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                      1.65       (1.22)
                                                                                --------     -------
  Net increase (decrease) from investment operations                            $   1.98     $ (0.89)
Distributions to shareowners:
 Net investment income                                                             (0.33)      (0.34)
 Net realized gain                                                                 (0.71)      (1.24)
                                                                                --------     -------
Net increase (decrease) in net asset value                                      $   0.94     $ (2.47)
                                                                                --------     -------
Net asset value, end of period                                                  $  20.90     $ 19.96
                                                                                --------     -------
Total return*                                                                      10.24%      (4.30)%
Ratio of net expenses to average net assets+                                        0.74%       0.73%
Ratio of net investment income to average net assets+                               1.50%       1.48%
Portfolio turnover rate                                                               44%         10%
Net assets, end of period (in thousands)                                        $178,900     $205,739



                                                                                  YEAR         YEAR          YEAR
                                                                                  ENDED        ENDED        ENDED
                                                                                12/31/10     12/31/09      12/31/08
                                                                              ------------ ------------ -------------
Net asset value, beginning of period                                            $  19.60     $  15.94     $  25.72
                                                                                --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                                          $   0.28     $   0.30     $   0.39
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                      2.83         3.66        (8.87)
                                                                                --------     --------     --------
  Net increase (decrease) from investment operations                            $   3.11     $   3.96     $  (8.48)
Distributions to shareowners:
 Net investment income                                                             (0.28)       (0.30)       (0.40)
 Net realized gain                                                                     -            -        (0.90)
                                                                                --------     --------     --------
Net increase (decrease) in net asset value                                      $   2.83     $   3.66     $  (9.78)
                                                                                --------     --------     --------
Net asset value, end of period                                                  $  22.43     $  19.60     $  15.94
                                                                                --------     --------     --------
Total return*                                                                      16.02%       25.20%      (34.27)%
Ratio of net expenses to average net assets+                                        0.72%        0.74%        0.74%
Ratio of net investment income to average net assets+                               1.39%        1.79%        1.78%
Portfolio turnover rate                                                               25%          21%          12%
Net assets, end of period (in thousands)                                        $257,193     $249,439     $218,622


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.^

Pioneer Variable Contracts Trust
PIONEER FUND VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19084-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER FUND VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  6
More on the risks of investing in the portfolio........  9
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Reasonable income and capital growth.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS II
----------------------------------------------------------------------------------- ---------
Management Fees                                                                        0.65%
-----------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                  0.25%
-----------------------------------------------------------------------------------     ----
Other Expenses                                                                         0.09%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses                                              0.99%
-----------------------------------------------------------------------------------     ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $101    $315    $547    $1,213
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 44% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 15% of its net assets in REITs.

Portfolio summary

The portfolio may invest in initial public offerings of equity securities. The portfolio may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.


The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise

Portfolio summary

have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's (S&P) 500 Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05    '06     '07    '08      '09     '10     '11         '12
  23.44   10.93   5.94   16.35   4.87   -34.41   24.91   15.72   -4.55        9.95






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 14.83% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -22.04% (10/01/2008 TO 12/31/2008).

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                      SINCE
                                                                                                                  INCEPTION
                                                                                    1 YEAR   5 YEARS   10 YEARS  (10/31/97)
                                                                                  -------- --------- ---------- -----------
Class II                                                                            9.95     -0.10       5.82         4.53
---------------------------------------------------------------------------------   ----     -----       ----         ----
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)    16.00      1.66       7.10         4.85
---------------------------------------------------------------------------------  -----     -----       ----         ----


MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   John A. Carey, portfolio manager of the portfolio since 1997, is an executive vice president of Pioneer. Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001, is a vice president of Pioneer.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 15% of its net assets in REITs.


The portfolio may invest in initial public offerings of equity securities. The portfolio may invest in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives of reasonable income and capital growth, to diversify the portfolio's portfolio or for greater liquidity.


Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
oFavorable expected returns relative to perceived risk oAbove average potential for earnings and revenue growth oLow market valuations relative to earnings forecast, book value, cash flow and sales
oA sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, exposure to various market segments)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary

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More on the portfolio's investment objectives
and strategies

purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

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More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

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More on the risks of investing in the portfolio

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers

RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

More on the risks of investing in the portfolio

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio's portfolio is the responsibility of John A. Carey, portfolio manager of the portfolio since 1997, and Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since 2001. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited.


Mr. Carey, an executive vice president of Pioneer, joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in 2001 and has been an investment professional since 1985.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER FUND VCT PORTFOLIO


CLASS II




                                                                                 YEAR        YEAR
                                                                                 ENDED       ENDED
                                                                               12/31/12    12/31/11
                                                                              ---------- ------------
Net asset value, beginning of period                                           $ 19.97     $ 22.42
                                                                               -------     -------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.27     $  0.32
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    1.66       (1.27)
                                                                               -------     -------
  Net increase (decrease) from investment operations                           $  1.93     $ (0.95)
Distributions to shareowners:
 Net investment income                                                           (0.27)      (0.26)
 Net realized gain                                                               (0.71)      (1.24)
                                                                               -------     -------
Net increase (decrease) in net asset value                                     $  0.95     $ (2.45)
                                                                               -------     -------
Net asset value, end of period                                                 $ 20.92     $ 19.97
                                                                               -------     -------
Total return*                                                                     9.95%      (4.55)%
Ratio of net expenses to average net assets+                                      0.99%       0.98%
Ratio of net investment income to average net assets+                             1.25%       1.16%
Portfolio turnover rate                                                             44%         10%
Net assets, end of period (in thousands)                                       $21,156     $24,393



                                                                                 YEAR       YEAR         YEAR
                                                                                 ENDED      ENDED       ENDED
                                                                               12/31/10   12/31/09     12/31/08
                                                                              ---------- ---------- -------------
Net asset value, beginning of period                                           $ 19.59    $ 15.93     $   25.68
                                                                               -------    -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                                         $  0.24    $  0.27     $    0.35
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    2.81       3.65         (8.87)
                                                                               -------    -------     ---------
  Net increase (decrease) from investment operations                           $  3.05    $  3.92     $   (8.52)
Distributions to shareowners:
 Net investment income                                                           (0.22)     (0.26)        (0.33)
 Net realized gain                                                                   -          -         (0.90)
                                                                               -------    -------     ---------
Net increase (decrease) in net asset value                                     $  2.83    $  3.66     $   (9.75)
                                                                               -------    -------     ---------
Net asset value, end of period                                                 $ 22.42    $ 19.59     $   15.93
                                                                               -------    -------     ---------
Total return*                                                                    15.72%     24.91%       (34.41)%
Ratio of net expenses to average net assets+                                      0.97%      0.99%         0.99%
Ratio of net investment income to average net assets+                             1.14%      1.56%         1.53%
Portfolio turnover rate                                                             25%        21%           12%
Net assets, end of period (in thousands)                                       $63,142    $68,112     $  71,276


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.^

                                   Notes 23

                                   Notes 24

                                     Notes

Pioneer Variable Contracts Trust
PIONEER FUND VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19085-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Long-term growth of capital. Current income is a secondary objective.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       0.80%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.22%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             1.02%
-----------------------------------------------------------------------------------    ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          ---------------------------------
             1       3       5        10
          ------- ------- ------- ---------
Class I   $104    $325    $563    $1,248
--------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 5% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The portfolio may at times emphasize particular sub-sectors of the real estate industry. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.


The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers.

Portfolio summary

The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term investments.

The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities.


The portfolio uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

ISSUER FOCUS RISK. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

RISKS OF INVESTMENTS IN REITS. The portfolio concentrates its investments in the real estate industry. The risks of investing in REITs and other equity securities of real estate industry issuers include declines in the real estate market due to adverse economic conditions, overbuilding or other causes; increases in interest rates; and declines in property values.

Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MORTGAGE-BACKED SECURITIES RISK. The value of mortgage-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Portfolio summary

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) REIT Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05     '06     '07      '08      '09     '10     '11     '12
  34.75   35.73   15.13   36.83   -18.88   -38.19   31.64   28.70   10.02   16.41






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 33.13% (07/01/2009 TO 09/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -39.29% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                             SINCE
                                                                                                                         INCEPTION
                                                                                           1 YEAR   5 YEARS   10 YEARS  (03/01/95)
                                                                                         -------- --------- ---------- -----------
Class I                                                                                   16.41      6.04      12.10        11.27
----------------------------------------------------------------------------------------  -----      ----      -----        -----
Morgan Stanley Capital International (MSCI) REIT Index (reflects no deduction for fees,
expenses or taxes)                                                                        17.77      5.58      11.58        11.13
----------------------------------------------------------------------------------------  -----      ----      -----        -----


MANAGEMENT


INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   AEW Capital Management, L.P.
PORTFOLIO MANAGEMENT    Matthew A. Troxell, CFA, managing director and senior portfolio manager at
                        AEW (portfolio manager of the portfolio since 2004); J. Hall Jones, Jr., CFA, director of AEW (portfolio manager of the portfolio since 2012); Roman
                        Ranocha, CFA, director of AEW (portfolio manager of the portfolio since 2012);
                        and Jeffrey P. Caira, director of AEW (portfolio manager of the portfolio since
                        2012)

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

Portfolio summary

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Long-term growth of capital. Current income is a secondary objective.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The portfolio may at times emphasize particular sub-sectors of the real estate industry. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks. The portfolio may consider an ETF as a REIT or other real estate industry issuer for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in the equity securities of REITs and other real estate industry issuers.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of REITs and other real estate industry issuers.

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives, to diversify the portfolio's portfolio or for greater liquidity.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.


The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities.


The portfolio uses a "growth at a reasonable price" style of management. Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, has engaged AEW Capital Management, L.P., to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:
oFavorable expected returns relative to perceived risk oIncreasing cash flow or favorable prospects for cash flow growth oLow market valuations relative to earnings forecast, net asset value and cash flow
oFavorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

More on the portfolio's investment objectives and strategies

INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


REAL ESTATE INDUSTRY ISSUERS
A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either:
othe ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or oproducts or services related to the real estate industry like building supplies or mortgage servicing.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser.


MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

ISSUER FOCUS RISK. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

RISKS OF INVESTMENTS IN REITS. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers. The portfolio concentrates its investments in the real estate industry. Risks associated with investments in the real estate industry may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MORTGAGE-BACKED SECURITIES RISK. The repayment of certain mortgage-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

More on the risks of investing in the portfolio

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



INVESTMENT SUBADVISER

AEW Capital Management, L.P. (AEW) is the portfolio's subadviser. AEW, which is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, provides real estate investment advice to public, corporate, union and government pension plans and endowments. As of December 31, 2012, AEW and its affiliates had approximately $48.2 billion in assets under management.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA (portfolio manager of the portfolio since 2004). Mr. Troxell is a managing director and senior portfolio manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994 and has over 29 years of experience in investment analysis and portfolio management. Mr. Troxell is supported by three portfolio managers: J. Hall Jones, Jr., CFA, director of AEW (co-portfolio manager of the portfolio since 2012); Roman Ranocha, CFA, director of AEW (co-portfolio manager of the portfolio since 2012); and Jeffrey P. Caira, director of AEW (co-portfolio manager of the portfolio since 2012).

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets up to $500 million and 0.75% on average daily net assets over $500 million. The fee is normally accrued daily and paid monthly.


For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.80% of the portfolio's average daily net assets.


Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to AEW as compensation for AEW's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER REAL ESTATE SHARES VCT PORTFOLIO


CLASS I




                                                             YEAR        YEAR        YEAR        YEAR          YEAR
                                                             ENDED       ENDED       ENDED       ENDED        ENDED
                                                           12/31/12    12/31/11    12/31/10    12/31/09      12/31/08
                                                          ----------  ----------  ----------  ----------  -------------
Net asset value, beginning of period                       $ 17.53     $ 16.34     $ 13.04     $ 10.41      $  23.49
                                                           -------     -------     -------     -------      --------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.25     $  0.44     $  0.24     $  0.35      $   0.49
 Net realized and unrealized gain (loss) on investments       2.61        1.18        3.46        2.76         (6.87)
                                                           -------     -------     -------     -------      --------
  Net increase (decrease) from investment operations       $  2.86     $  1.62     $  3.70     $  3.11      $  (6.38)
Distributions to shareowners:
 Net investment income                                       (0.25)      (0.43)      (0.40)      (0.35)        (0.49)
 Net realized gain                                           (0.21)          -           -           -         (5.96)
                                                           -------     -------     -------     -------      --------
Tax return of capital                                            -           -           -       (0.13)        (0.25)
Net increase (decrease) in net asset value                 $  2.40     $  1.19     $  3.30     $  2.63      $ (13.08)
                                                           -------     -------     -------     -------      --------
Net asset value, end of period                             $ 19.93     $ 17.53     $ 16.34     $ 13.04      $  10.41
                                                           -------     -------     -------     -------      --------
Total return*                                                16.41%      10.02%      28.70%      31.64%       (38.19)%
Ratio of net expenses to average net assets+                  1.02%       1.03%       1.03%       1.10%         1.04%
Ratio of net investment income to average net assets+         2.41%       2.48%       1.68%       3.48%         2.57%
Portfolio turnover rate                                          5%         10%         11%         30%           22%
Net assets, end of period (in thousands)                   $10,514     $10,428     $11,035     $10,151      $  9,513


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                   Notes 23

                                   Notes 24

                                     Notes

Pioneer Variable Contracts Trust
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19097-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES

Long-term growth of capital. Current income is a secondary objective.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS II
----------------------------------------------------------------------------------- ---------
Management Fees                                                                        0.80%
-----------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                  0.25%
-----------------------------------------------------------------------------------     ----
Other Expenses                                                                         0.21%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses                                              1.26%
-----------------------------------------------------------------------------------     ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $128    $400    $692    $1,523
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 5% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The portfolio may at times emphasize particular sub-sectors of the real estate industry. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.


The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers.

Portfolio summary

The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term investments.

The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities.


The portfolio uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

ISSUER FOCUS RISK. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

RISKS OF INVESTMENTS IN REITS. The portfolio concentrates its investments in the real estate industry. The risks of investing in REITs and other equity securities of real estate industry issuers include declines in the real estate market due to adverse economic conditions, overbuilding or other causes; increases in interest rates; and declines in property values.

Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MORTGAGE-BACKED SECURITIES RISK. The value of mortgage-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide

Portfolio summary

the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) REIT Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05     '06     '07      '08      '09     '10     '11    '12
  34.46   35.39   14.86   36.48   -19.09   -38.35   31.56   28.53   9.76   16.09






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 33.06% (07/01/2009 TO 09/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -39.32% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                                                             SINCE
                                                                                                                         INCEPTION
                                                                                           1 YEAR   5 YEARS   10 YEARS  (03/01/95)
                                                                                         -------- --------- ---------- -----------
Class II                                                                                  16.09      5.84      11.86        11.01
----------------------------------------------------------------------------------------  -----      ----      -----        -----
Morgan Stanley Capital International (MSCI) REIT Index (reflects no deduction for fees,
expenses or taxes)                                                                        17.77      5.58      11.58        11.13
----------------------------------------------------------------------------------------  -----      ----      -----        -----


MANAGEMENT


INVESTMENT ADVISER      Pioneer Investment Management, Inc.
INVESTMENT SUBADVISER   AEW Capital Management, L.P.
PORTFOLIO MANAGEMENT    Matthew A. Troxell, CFA, managing director and senior portfolio manager at
                        AEW (portfolio manager of the portfolio since 2004); J. Hall Jones, Jr., CFA, director of AEW (portfolio manager of the portfolio since 2012); Roman
                        Ranocha, CFA, director of AEW (portfolio manager of the portfolio since 2012);
                        and Jeffrey P. Caira, director of AEW (portfolio manager of the portfolio since
                        2012)

Portfolio summary

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Long-term growth of capital. Current income is a secondary objective.


The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objectives.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The portfolio may at times emphasize particular sub-sectors of the real estate industry. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks. The portfolio may consider an ETF as a REIT or other real estate industry issuer for purposes of satisfying the portfolio's 80% policy if the ETF invests at least 80% of its net assets in the equity securities of REITs and other real estate industry issuers.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of REITs and other real estate industry issuers.

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives, to diversify the portfolio's portfolio or for greater liquidity.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.


The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities.


The portfolio uses a "growth at a reasonable price" style of management. Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, has engaged AEW Capital Management, L.P., to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:
oFavorable expected returns relative to perceived risk oIncreasing cash flow or favorable prospects for cash flow growth oLow market valuations relative to earnings forecast, net asset value and cash flow
oFavorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

More on the portfolio's investment objectives and strategies

INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


REAL ESTATE INDUSTRY ISSUERS
A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either:
othe ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or oproducts or services related to the real estate industry like building supplies or mortgage servicing.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser.


MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

ISSUER FOCUS RISK. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

RISKS OF INVESTMENTS IN REITS. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers. The portfolio concentrates its investments in the real estate industry. Risks associated with investments in the real estate industry may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MORTGAGE-BACKED SECURITIES RISK. The repayment of certain mortgage-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

More on the risks of investing in the portfolio

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



INVESTMENT SUBADVISER

AEW Capital Management, L.P. (AEW) is the portfolio's subadviser. AEW, which is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, provides real estate investment advice to public, corporate, union and government pension plans and endowments. As of December 31, 2012, AEW and its affiliates had approximately $48.2 billion in assets under management.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA (portfolio manager of the portfolio since 2004). Mr. Troxell is a managing director and senior portfolio manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994 and has over 29 years of experience in investment analysis and portfolio management. Mr. Troxell is supported by three portfolio managers: J. Hall Jones, Jr., CFA, director of AEW (co-portfolio manager of the portfolio since 2012); Roman Ranocha, CFA, director of AEW (co-portfolio manager of the portfolio since 2012); and Jeffrey P. Caira, director of AEW (co-portfolio manager of the portfolio since 2012).

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets up to $500 million and 0.75% on average daily net assets over $500 million. The fee is normally accrued daily and paid monthly.


For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 80% of the portfolio's average daily net assets.


Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to AEW as compensation for AEW's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.



DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER REAL ESTATE SHARES VCT PORTFOLIO


CLASS II




                                                             YEAR        YEAR        YEAR        YEAR          YEAR
                                                             ENDED       ENDED       ENDED       ENDED        ENDED
                                                           12/31/12    12/31/11    12/31/10    12/31/09      12/31/08
                                                          ----------  ----------  ----------  ----------  -------------
Net asset value, beginning of period                       $ 17.54     $ 16.35     $ 13.03     $ 10.38      $  23.45
                                                           -------     -------     -------     -------      --------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.21     $  0.40     $  0.19     $  0.33      $   0.45
 Net realized and unrealized gain (loss) on investments       2.60        1.18        3.49        2.78         (6.86)
                                                           -------     -------     -------     -------      --------
  Net increase (decrease) from investment operations       $  2.81     $  1.58     $  3.68     $  3.11      $  (6.41)
Distributions to shareowners:
 Net investment income                                       (0.21)      (0.39)      (0.36)      (0.33)        (0.45)
 Net realized gain                                           (0.21)          -           -           -         (5.96)
                                                           -------     -------     -------     -------      --------
Tax return of capital                                            -           -           -       (0.13)        (0.25)
Net increase (decrease) in net asset value                 $  2.39     $  1.19     $  3.32     $  2.65      $ (13.07)
                                                           -------     -------     -------     -------      --------
Net asset value, end of period                             $ 19.93     $ 17.54     $ 16.35     $ 13.03      $  10.38
                                                           -------     -------     -------     -------      --------
Total return*                                                16.09%       9.76%      28.53%      31.56%       (38.35)%
Ratio of net expenses to average net assets+                  1.26%       1.28%       1.27%       1.33%         1.30%
Ratio of net investment income to average net assets+         2.16%       2.24%       1.45%       3.21%         2.41%
Portfolio turnover rate                                          5%         10%         11%         30%           22%
Net assets, end of period (in thousands)                   $35,500     $35,435     $38,057     $39,638      $ 32,712


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                   Notes 23

                                   Notes 24

                                     Notes

Pioneer Variable Contracts Trust
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19098-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO

(formerly Pioneer Growth Opportunities VCT Portfolio)

--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares


                                                         Prospectus, May 1, 2013

CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  8
More on the risks of investing in the portfolio........ 11
Management............................................. 16
Pricing of shares...................................... 18
Shareholder information................................ 20
Distributions and taxes................................ 23
Financial highlights................................... 24


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Long-term capital growth.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)      CLASS I
-------------------------------------------------------------------------------------- --------
Management Fees                                                                          0.74%
--------------------------------------------------------------------------------------   -----
Distribution and Service (12b-1) Fees                                                    0.00%
--------------------------------------------------------------------------------------   -----
Other Expenses                                                                           0.13%
--------------------------------------------------------------------------------------   -----
Total Annual Portfolio Operating Expenses                                                0.87%
--------------------------------------------------------------------------------------   -----
Fee Waiver and Expense Limitation/1/                                                    -0.02%
--------------------------------------------------------------------------------------   -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation/1/     0.85%
--------------------------------------------------------------------------------------   -----

1 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          --------------------------------
             1      3       5        10
          ------ ------- ------- ---------
Class I   $87    $276    $480    $1,071
--------- ---    ----    ----    ------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 135% of the average value of the portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index

Portfolio summary

($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in the index. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. To the extent consistent with its investment objective, the portfolio may invest in initial public offerings of equity securities.

The portfolio may invest up to 20% of its total assets in debt securities. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers, and securities in default.


The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term instruments.


The portfolio uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the portfolio's investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.

MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Portfolio summary

RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

WARRANTS RISK. A warrant gives the portfolio the right to buy stock. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Growth Index and the Russell Midcap Growth Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.


The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. The performance of Class I shares of the portfolio reflects the performance of the predecessor portfolio prior to the reorganization. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor portfolio's investment adviser.


The portfolio's name, investment objective and principal investment strategies have changed effective May 1, 2013. Prior to May 1, 2013, the portfolio focused mainly on small cap growth stocks. Certain performance information shown below reflects the performance of the portfolio prior to these changes.

Effective May 1, 2013, the portfolio's benchmark index changed from the Russell 2000 Growth Index to the Russell Midcap Growth Index in connection with changes to the portfolio's investment objective and principal investment strategies.


The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

Portfolio summary

ANNUAL RETURN CLASS I SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]





'03       '04     '05    '06    '07     '08      '09     '10     '11      '12
  42.94   22.32   6.69   5.60   -3.86   -35.49   44.56   20.22   -2.26    7.02



For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 30.29% (04/01/2003 TO 06/30/2003). THE LOWEST CALENDAR QUARTERLY RETURN WAS -21.43% (07/01/2011 TO 09/30/2011).


AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2012)




                                                                                                                       SINCE
                                                                                                                   INCEPTION
                                                                                    1 YEAR   5 YEARS   10 YEARS  (1/31/1993)
                                                                                  -------- --------- ---------- ------------
Class I                                                                             7.02      3.24       8.31      10.09
---------------------------------------------------------------------------------   ----      ----       ----      -----
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)      14.59      3.49       9.80       6.11
---------------------------------------------------------------------------------  -----      ----       ----      -----
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)    15.81      3.23      10.32       8.47
---------------------------------------------------------------------------------  -----      ----      -----      -----


MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Ken Winston, Vice President of Pioneer (portfolio manager of the portfolio since 2013); Shaji John, Vice President of Pioneer (portfolio manager of the portfolio since 2013) and Jon Stephenson, Vice President of Pioneer (portfolio manager of the portfolio since 2013)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Long-term capital growth.

The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in the index. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may consider an ETF as a mid-size company for purposes of satisfying the fund's 80% policy if the ETF invests at least 80% of its net assets in the equity securities of mid-size companies. To the extent consistent with its investment objective, the portfolio may invest in initial public offerings of equity securities.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.


The portfolio may invest up to 20% of its total assets in debt securities. The portfolio invests in debt securities when Pioneer Investment Management, Inc., (Pioneer) the portfolio's investment adviser, believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio's portfolio or for greater liquidity. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers.


The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Pioneer employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
oMarket leadership in a company's primary products and services oCompanies expected to benefit from long-term trends in the economy and society oLow market valuations relative to earnings forecast, book value, cash flow and sales compared to historic standards
oIncreasing earnings forecast

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.


INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics (for example, exposure to various market segments)


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes


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More on the portfolio's investment objective
and strategies

securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

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More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

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More on the risks of investing in the portfolio

RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets
oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.


RISKS OF CONVERTIBLE SECURITIES. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

More on the risks of investing in the portfolio

WARRANTS RISK. A warrant gives the fund the right to buy stock. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.


DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.


CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.


PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Ken Winston, Shaji John and Jon Stephenson. The portfolio managers are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Winston, a vice president, joined Pioneer in 2007 from Hartford Investment Management Company where he was senior vice president with portfolio management and analyst responsibilities for small and mid cap growth portfolios. From 2000 to 2006 he worked at Lee Munder Capital Group as partner and portfolio manager for small and mid cap growth portfolios. Mr. Winston has served as portfolio manager of the portfolio since 2013. Mr. John, a vice president, joined Pioneer in 2011 from JT Venture Partners, LLC where he was managing general partner from 2000 to 2011. Mr. John has served as portfolio manager of the portfolio since 2013. Mr. Stephenson, a vice president, joined Pioneer in 2011 from Summer Street Research where he was a Director of Research and Senior Biopharmaceuticals Analyst from 2008 to 2011. Mr. Stephenson has served as portfolio manager of the portfolio since 2013.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO


CLASS I




                                                                                   YEAR              YEAR
                                                                                   ENDED             ENDED
                                                                                 12/31/12          12/31/11
                                                                             ---------------- ------------------
Net asset value, beginning of period                                             $ 22.49         $    23.01
                                                                                 --------        ----------
Increase (decrease) from investment operations:
 Net investment loss                                                             $ (0.09)        $    (0.13)
 Net realized and unrealized gain (loss) on investments                             1.67              (0.39)
                                                                                 --------        ----------
  Net increase (decrease) from investment operations                             $  1.58         $    (0.52)
Distributions to shareowners:
 Net realized gain                                                                     -                  -
                                                                                 --------        ----------
Net increase (decrease) in net asset value                                       $  1.58         $    (0.52)
                                                                                 --------        ----------
Net asset value, end of period                                                   $ 24.07         $    22.49
                                                                                 --------        ----------
Total return*                                                                       7.02%(c)          (2.26)%(b)
Ratio of net expenses to average net assets+                                        0.85%              0.84%
Ratio of net investment loss to average net assets+                                (0.34)%            (0.54)%
Portfolio turnover rate                                                              135%               111%
Net assets, end of period (in thousands)                                         $110,170        $  121,377
Ratios with no waiver of fees and assumption of expenses the Adviser and no reduction for fees paid indirectly:
 Total expenses                                                                     0.87%              0.84%
 Net investment loss                                                               (0.36)%            (0.54)%



                                                                                  YEAR          YEAR            YEAR
                                                                                 ENDED         ENDED           ENDED
                                                                                12/31/10      12/31/09        12/31/08
                                                                             ------------- ------------- -----------------
Net asset value, beginning of period                                            $ 19.14       $ 13.24        $  22.44
                                                                                -------       -------        --------
Increase (decrease) from investment operations:
 Net investment loss                                                            $ (0.09)      $ (0.03)       $  (0.00)(a)
 Net realized and unrealized gain (loss) on investments                            3.96          5.93           (7.40)
                                                                                -------       -------        --------
  Net increase (decrease) from investment operations                            $  3.87       $  5.90        $  (7.40)
Distributions to shareowners:
 Net realized gain                                                                    -             -           (1.80)
                                                                                -------       -------        --------
Net increase (decrease) in net asset value                                      $  3.87       $  5.90        $  (9.20)
                                                                                -------       -------        --------
Net asset value, end of period                                                  $ 23.01       $ 19.14        $  13.24
                                                                                -------       -------        --------
Total return*                                                                     20.22%        44.56%         (35.49)%
Ratio of net expenses to average net assets+                                       0.85%         0.85%           0.85%
Ratio of net investment loss to average net assets+                               (0.44)%       (0.15)%         (0.04)%
Portfolio turnover rate                                                             119%          134%            231%
Net assets, end of period (in thousands)                                        $141,034      $134,090       $105,666
Ratios with no waiver of fees and assumption of expenses the Adviser and no reduction for fees paid indirectly:
 Total expenses                                                                    0.87%         0.88%           0.91%
 Net investment loss                                                              (0.46)%       (0.18)%         (0.10)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a)        Amount rounds to less than $0.01 per share.
(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

Pioneer Variable Contracts Trust
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19087-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO

(formerly Pioneer Growth Opportunities VCT Portfolio)

--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares


                                                         Prospectus, May 1, 2013

CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  8
More on the risks of investing in the portfolio........ 11
Management............................................. 16
Pricing of shares...................................... 18
Shareholder information................................ 20
Distributions and taxes................................ 23
Financial highlights................................... 24


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

Long-term capital growth.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)      CLASS II
-------------------------------------------------------------------------------------- ---------
Management Fees                                                                           0.74%
--------------------------------------------------------------------------------------    -----
Distribution and Service (12b-1) Fees                                                     0.25%
--------------------------------------------------------------------------------------    -----
Other Expenses/1/                                                                         0.13%
--------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses                                                 1.12%
--------------------------------------------------------------------------------------    -----
Fee Waiver and Expense Limitation/2/                                                     -0.02%
--------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation/2/      1.10%
--------------------------------------------------------------------------------------    -----

1  Other expenses are based on estimated amounts for the current fiscal year.

2 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) of Class II shares, based on the amount such expenses are reduced for another class of shares of the portfolio (0.02% for the fiscal year ended December 31, 2012). This expense limitation is in effect through May 1, 2014. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $112    $354    $615    $1,361
---------- ----    ----    ----    ------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 135% of the average value of the portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year

Portfolio summary

rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in the index. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. To the extent consistent with its investment objective, the portfolio may invest in initial public offerings of equity securities.

The portfolio may invest up to 20% of its total assets in debt securities. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers, and securities in default.


The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term instruments.


The portfolio uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the portfolio's investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.

MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments. (This risk may be greater in the short term.) High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.

Portfolio summary

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.

RISKS OF CONVERTIBLE SECURITIES. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

WARRANTS RISK. A warrant gives the portfolio the right to buy stock. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.


DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Growth Index and the Russell Midcap Growth Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

Since Class II shares have not yet commenced operations and do not have a performance record, the returns shown are for the portfolio's Class I shares, which would have substantially similar returns because the shares are invested in the same portfolio of securities. Returns for Class II shares would differ only to the extent that the classes have different expenses, including Rule 12b-1 fees applicable to Class II shares. Class I shares are offered in a separate prospectus. The returns shown would have been lower if all of the expenses applicable to Class II shares had been reflected in the returns.


The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. The performance of Class I shares of the portfolio reflects the performance of the predecessor portfolio prior to the reorganization. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor portfolio's investment adviser.


The portfolio's name, investment objective and principal investment strategies have changed effective May 1, 2013. Prior to May 1, 2013, the portfolio focused mainly on small cap growth stocks. Certain performance information shown below reflects the performance of the portfolio prior to these changes.

Effective May 1, 2013, the portfolio's benchmark index changed from the Russell 2000 Growth Index to the Russell Midcap Growth Index in connection with changes to the portfolio's investment objective and principal investment strategies.


The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

Portfolio summary

ANNUAL RETURN CLASS II SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]





'03       '04     '05    '06    '07     '08      '09     '10     '11     '12
  42.94   22.32   6.69   5.60   -3.86   -35.49   44.56   20.22   -2.26    7.02



For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 30.29% (04/01/2003 TO 06/30/2003).

THE LOWEST CALENDAR QUARTERLY RETURN WAS -21.43% (07/01/2011 TO 09/30/2011).



AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2012)




                                                                                                                       SINCE
                                                                                                                   INCEPTION
                                                                                    1 YEAR   5 YEARS   10 YEARS  (1/31/1993)
                                                                                  -------- --------- ---------- ------------
Class I                                                                             7.02      3.24       8.31      10.09
---------------------------------------------------------------------------------   ----      ----       ----      -----
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)      14.59      3.49       9.80       6.11
---------------------------------------------------------------------------------  -----      ----       ----      -----
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)    15.81      3.23      10.32       8.47
---------------------------------------------------------------------------------  -----      ----      -----      -----


MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Ken Winston, Vice President of Pioneer (portfolio manager of the portfolio since 2013); Shaji John, Vice President of Pioneer (portfolio manager of the portfolio since 2013) and Jon Stephenson, Vice President of Pioneer (portfolio manager of the portfolio since 2013)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Long-term capital growth.

The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in the index. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may consider an ETF as a mid-size company for purposes of satisfying the fund's 80% policy if the ETF invests at least 80% of its net assets in the equity securities of mid-size companies. To the extent consistent with its investment objective, the portfolio may invest in initial public offerings of equity securities.


The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.


The portfolio may invest up to 20% of its total assets in debt securities. The portfolio invests in debt securities when Pioneer Investment Management, Inc., (Pioneer) the portfolio's investment adviser, believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio's portfolio or for greater liquidity. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers.


The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Pioneer employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
oMarket leadership in a company's primary products and services oCompanies expected to benefit from long-term trends in the economy and society oLow market valuations relative to earnings forecast, book value, cash flow and sales compared to historic standards
oIncreasing earnings forecast

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.


INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative

oTo manage portfolio characteristics (for example, exposure to various market segments)


The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes

More on the portfolio's investment objective and strategies

securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF INVESTMENTS IN REITS. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:

More on the risks of investing in the portfolio

oThe U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
oInterest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
oThe values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
oA REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets
oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.


RISKS OF CONVERTIBLE SECURITIES. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

ETF RISKS. Because the portfolio may invest a portion of its assets in ETFs, its ability to achieve its investment objective may depend on the performance of the ETFs in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the ETFs. There can be no assurance that the investment objective of any ETF will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the ETFs in which it invests, and it is subject to business and regulatory developments affecting the ETFs.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

WARRANTS RISK. A warrant gives the fund the right to buy stock. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

More on the risks of investing in the portfolio

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio's portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.


CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.


PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Ken Winston, Shaji John and Jon Stephenson. The portfolio managers are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Winston, a vice president, joined Pioneer in 2007 from Hartford Investment Management Company where he was senior vice president with portfolio management and analyst responsibilities for small and mid cap growth portfolios. From 2000 to 2006 he worked at Lee Munder Capital Group as partner and portfolio manager for small and mid cap growth portfolios. Mr. Winston has served as portfolio manager of the portfolio since 2013. Mr. John, a vice president, joined Pioneer in 2011 from JT Venture Partners, LLC where he was managing general partner from 2000 to 2011. Mr. John has served as portfolio manager of the portfolio since 2013. Mr. Stephenson, a vice president, joined Pioneer in 2011 from Summer Street Research where he was a Director of Research and Senior Biopharmaceuticals Analyst from 2008 to 2011. Mr. Stephenson has served as portfolio manager of the portfolio since 2013.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated.


The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Class I share information is presented because Class II shares have no operating history. Class II shares will have different performance and different annual operating expenses. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO


CLASS I




                                                                                   YEAR              YEAR
                                                                                   ENDED             ENDED
                                                                                 12/31/12          12/31/11
                                                                             ---------------- ------------------
Net asset value, beginning of period                                             $ 22.49         $    23.01
                                                                                 --------        ----------
Increase (decrease) from investment operations:
 Net investment loss                                                             $ (0.09)        $    (0.13)
 Net realized and unrealized gain (loss) on investments                             1.67              (0.39)
                                                                                 --------        ----------
  Net increase (decrease) from investment operations                             $  1.58         $    (0.52)
Distributions to shareowners:
 Net realized gain                                                                     -                  -
                                                                                 --------        ----------
Net increase (decrease) in net asset value                                       $  1.58         $    (0.52)
                                                                                 --------        ----------
Net asset value, end of period                                                   $ 24.07         $    22.49
                                                                                 --------        ----------
Total return*                                                                       7.02%(c)          (2.26)%(b)
Ratio of net expenses to average net assets+                                        0.85%              0.84%
Ratio of net investment loss to average net assets+                                (0.34)%            (0.54)%
Portfolio turnover rate                                                              135%               111%
Net assets, end of period (in thousands)                                         $110,170        $  121,377
Ratios with no waiver of fees and assumption of expenses the Adviser and no reduction for fees paid indirectly:
 Total expenses                                                                     0.87%              0.84%
 Net investment loss                                                               (0.36)%            (0.54)%



                                                                                  YEAR          YEAR            YEAR
                                                                                 ENDED         ENDED           ENDED
                                                                                12/31/10      12/31/09        12/31/08
                                                                             ------------- ------------- -----------------
Net asset value, beginning of period                                            $ 19.14       $ 13.24        $  22.44
                                                                                -------       -------        --------
Increase (decrease) from investment operations:
 Net investment loss                                                            $ (0.09)      $ (0.03)       $  (0.00)(a)
 Net realized and unrealized gain (loss) on investments                            3.96          5.93           (7.40)
                                                                                -------       -------        --------
  Net increase (decrease) from investment operations                            $  3.87       $  5.90        $  (7.40)
Distributions to shareowners:
 Net realized gain                                                                    -             -           (1.80)
                                                                                -------       -------        --------
Net increase (decrease) in net asset value                                      $  3.87       $  5.90        $  (9.20)
                                                                                -------       -------        --------
Net asset value, end of period                                                  $ 23.01       $ 19.14        $  13.24
                                                                                -------       -------        --------
Total return*                                                                     20.22%        44.56%         (35.49)%
Ratio of net expenses to average net assets+                                       0.85%         0.85%           0.85%
Ratio of net investment loss to average net assets+                               (0.44)%       (0.15)%         (0.04)%
Portfolio turnover rate                                                             119%          134%            231%
Net assets, end of period (in thousands)                                        $141,034      $134,090       $105,666
Ratios with no waiver of fees and assumption of expenses the Adviser and no reduction for fees paid indirectly:
 Total expenses                                                                    0.87%         0.88%           0.91%
 Net investment loss                                                              (0.46)%       (0.18)%         (0.10)%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(a)        Amount rounds to less than $0.01 per share.
(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

Pioneer Variable Contracts Trust
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   190xx-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER STRATEGIC INCOME VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  8
More on the risks of investing in the portfolio........ 13
Management............................................. 20
Pricing of shares...................................... 22
Shareholder information................................ 24
Distributions and taxes................................ 27
Financial highlights................................... 28


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

A high level of current income.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       0.65%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.62%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             1.27%
-----------------------------------------------------------------------------------    ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          ---------------------------------
             1       3       5        10
          ------- ------- ------- ---------
Class I   $129    $403    $697    $1,534
--------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The portfolio's investment adviser allocates the portfolio's investments among the following three segments of the debt markets:
oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

The adviser's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the portfolio may have a substantial amount of its assets in any one of such segments.

Portfolio summary

The portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The portfolio invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Depending upon the adviser's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The portfolio may also invest in securities that are in default, subordinated debt securities, event-linked bonds and Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.

Up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.


The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).


The portfolio may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments. (This risk may be greater in the short term.) High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations

Portfolio summary

and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


EQUITY SECURITIES RISK. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

INFLATION-LINKED SECURITIES RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index.

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Portfolio summary

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Barclays Capital U.S. Universal Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS I SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04     '05    '06    '07    '08      '09     '10     '11          '12
  21.24   10.25   2.74   6.48   6.43   -11.57   29.73   11.61   1.90         11.43






For the period covered by the bar chart:
THE HIGHEST CALENDAR QUARTERLY RETURN WAS 12.46% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -9.42% (10/01/2008 TO 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2012)





                                                                                             1 YEAR   5 YEARS
                                                                                           -------- ---------
Class I                                                                                     11.43      7.77
------------------------------------------------------------------------------------------  -----      ----
Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses or taxes)    5.53   6.19
------------------------------------------------------------------------------------------  -----   ----



                                                                                                            SINCE
                                                                                                        INCEPTION
                                                                                             10 YEARS  (07/29/99)
                                                                                           ---------- -----------
Class I                                                                                        8.51         8.03
-------------------------------------------------------------------------------------------    ----         ----
Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses or taxes)      5.59         6.35
-------------------------------------------------------------------------------------------    ----         ----

MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S.
                       of Pioneer (portfolio manager of the portfolio since 1999), Andrew Feltus,
                       Senior Vice President of Pioneer (portfolio manager of the portfolio since
                       2012), and Charles Melchreit, Vice President of Pioneer (portfolio manager of the portfolio since 2012)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
A high level of current income.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc. ("Pioneer"), the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

Pioneer's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the portfolio may have a substantial amount of its assets in any one of such segments.

The portfolio invests primarily in:
oDebt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities oDebt securities of U.S. and non-U.S. corporate issuers, including convertible debt
oMortgage-related securities, including "sub-prime" mortgages, and asset-backed securities

The portfolio invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. The portfolio's investments in debt securities rated below investment grade may include securities that are in default. The portfolio may also invest in Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.


Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The portfolio may invest in equity securities as a consequence of holding debt of the same issuer or when Pioneer believes they offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income.

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Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DEBT RATING CONSIDERATIONS
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. An investor can still lose significant amounts when investing in investment grade securities.


U.S. GOVERNMENT SECURITIES
The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.


MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or


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More on the portfolio's investment objective
and strategies

indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


ASSET-BACKED SECURITIES
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.


SUBORDINATED SECURITIES
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.



NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.


EVENT-LINKED BONDS
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an


                                       10
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earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, bond and interest rate futures, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.



INVERSE FLOATING RATE OBLIGATIONS
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


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More on the portfolio's investment objective
and strategies

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


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More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.


MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Interest rates in the U.S. recently have been historically low.


Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


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CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.


U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.


Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.


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The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers


Additional risks of investing in emerging markets include:
oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation oThe portfolio could experience a loss from settlement and custody practices in some emerging markets
oThe possibility that a counterparty may not complete a currency or securities transaction
oLow trading volumes may result in a lack of liquidity and in extreme price volatility

EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

INFLATION-LINKED SECURITIES RISK. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the portfolio's income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The non-seasonally adjusted index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the non-seasonally adjusted index.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment.

More on the risks of investing in the portfolio

If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.


EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by portfolio managers Andrew Feltus and Charles Melchreit and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the portfolio since 1999.

Mr. Feltus, a Senior Vice President, joined Pioneer in 1994 and has served as a portfolio manager of the portfolio since 2012.

Mr. Melchreit, Vice President, joined Pioneer in 2006 and has served as a portfolio manager of the portfolio since 2012.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income other than net short-term and long-term capital gains. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER STRATEGIC INCOME VCT PORTFOLIO


CLASS I




                                                                               YEAR          YEAR
                                                                               ENDED        ENDED
                                                                             12/31/12      12/31/11
                                                                            ---------- ---------------
Net asset value, beginning of period                                         $ 10.24      $  10.63
                                                                             -------      --------
Increase (decrease) from investment operations:
 Net investment income                                                       $  0.48      $   0.63
 Net realized and unrealized gain (loss) on investments, futures contracts
  and foreign currency transactions                                             0.67         (0.43)
                                                                             -------      --------
  Net increase (decrease) from investment operations                         $  1.15      $   0.20
Distributions to shareowners:
 Net investment income                                                         (0.53)        (0.54)
 Net realized gain                                                             (0.10)        (0.05)
                                                                             -------      --------
Net increase (decrease) in net asset value                                   $  0.52      $  (0.39)
                                                                             -------      --------
Net asset value, end of period                                               $ 10.76      $  10.24
                                                                             -------      --------
Total return*                                                                  11.43%         1.90%(b)
Ratio of net expenses to average net assets+                                    1.27%         1.22%
Ratio of net investment income to average net assets+                           4.24%         5.30%
Portfolio turnover rate                                                           25%           43%
Net assets, end of period (in thousands)                                     $10,931      $ 11,312



                                                                               YEAR         YEAR           YEAR
                                                                               ENDED        ENDED         ENDED
                                                                             12/31/10     12/31/09       12/31/08
                                                                            ---------- -------------- -------------
Net asset value, beginning of period                                         $ 10.07      $  8.91       $   10.83
                                                                             -------      -------       ---------
Increase (decrease) from investment operations:
 Net investment income                                                       $  0.55      $  0.61(a)    $    0.68
 Net realized and unrealized gain (loss) on investments, futures contracts
  and foreign currency transactions                                             0.59         1.85           (1.86)
                                                                             -------      -------       ---------
  Net increase (decrease) from investment operations                         $  1.14      $  2.46       $   (1.18)
Distributions to shareowners:
 Net investment income                                                         (0.58)       (0.78)          (0.72)
 Net realized gain                                                                 -        (0.52)          (0.02)
                                                                             -------      -------       ---------
Net increase (decrease) in net asset value                                   $  0.56      $  1.16       $   (1.92)
                                                                             -------      -------       ---------
Net asset value, end of period                                               $ 10.63      $ 10.07       $    8.91
                                                                             -------      -------       ---------
Total return*                                                                  11.61%       29.73%         (11.57)%
Ratio of net expenses to average net assets+                                    1.23%        1.28%           0.89%
Ratio of net investment income to average net assets+                           5.25%        6.43%           6.49%
Portfolio turnover rate                                                           92%          71%             66%
Net assets, end of period (in thousands)                                     $15,494      $15,096       $  12,822


(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

Pioneer Variable Contracts Trust
PIONEER STRATEGIC INCOME VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   20538-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER STRATEGIC INCOME VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares



                                                         Prospectus, May 1, 2013


CONTENTS
--------------------------------------------------------------------------------


Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  8
More on the risks of investing in the portfolio........ 13
Management............................................. 20
Pricing of shares...................................... 22
Shareholder information................................ 24
Distributions and taxes................................ 27
Financial highlights................................... 28


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE

A high level of current income.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS II
----------------------------------------------------------------------------------- ---------
Management Fees                                                                        0.65%
-----------------------------------------------------------------------------------     ----
Distribution and Service (12b-1) Fees                                                  0.25%
-----------------------------------------------------------------------------------     ----
Other Expenses                                                                         0.63%
-----------------------------------------------------------------------------------     ----
Total Annual Portfolio Operating Expenses                                              1.53%
-----------------------------------------------------------------------------------     ----


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $156    $483    $834    $1,824
---------- ----    ----    ----    ------


PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The portfolio's investment adviser allocates the portfolio's investments among the following three segments of the debt markets:

oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

The adviser's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the portfolio may have a substantial amount of its assets in any one of such segments.

Portfolio summary

The portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The portfolio invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Depending upon the adviser's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The portfolio may also invest in securities that are in default, subordinated debt securities, event-linked bonds and Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.

Up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.


The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).


The portfolio may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term investments.


The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.

MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments. (This risk may be greater in the short term.) High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk generally will be greater for securities with longer maturities). Interest rates in the U.S. recently have been historically low.


CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.


PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.


EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.


U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations

Portfolio summary

and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.


EQUITY SECURITIES RISK. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.


RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

INFLATION-LINKED SECURITIES RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index.

DERIVATIVES RISK. Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the portfolio.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Portfolio summary

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Barclays Capital U.S. Universal Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The performance shown for Class II shares for periods prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS II SHARES (%)

(Year ended December 31)
[GRAPHIC APPEARS HERE]







'03       '04    '05    '06    '07    '08      '09     '10     '11          '12
  20.92   9.95   2.49   6.24   6.17   -11.69   29.35   11.37   1.56         11.18






For the period covered by the bar chart:

THE HIGHEST CALENDAR QUARTERLY RETURN WAS 12.55% (04/01/2009 TO 06/30/2009). THE LOWEST CALENDAR QUARTERLY RETURN WAS -9.38% (10/01/2008 TO 12/31/2008).

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2012)





                                                                                             1 YEAR   5 YEARS
                                                                                           -------- ---------
Class II                                                                                    11.18      7.51
------------------------------------------------------------------------------------------  -----      ----
Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses or taxes)    5.53   6.19
------------------------------------------------------------------------------------------  -----   ----



                                                                                                            SINCE
                                                                                                        INCEPTION
                                                                                             10 YEARS  (07/29/99)
                                                                                           ---------- -----------
Class II                                                                                       8.24         7.76
-------------------------------------------------------------------------------------------    ----         ----
Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses or taxes)      5.59         6.35
-------------------------------------------------------------------------------------------    ----         ----


MANAGEMENT



INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S.
                       of Pioneer (portfolio manager of the portfolio since 1999), Andrew Feltus,
                       Senior Vice President of Pioneer (portfolio manager of the portfolio since
                       2012), and Charles Melchreit, Vice President of Pioneer (portfolio manager of the portfolio since 2012)


TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.


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More on the portfolio's investment objective
and strategies


INVESTMENT OBJECTIVE
A high level of current income.


The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days' notice prior to implementing any change to its investment objective.



PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund also may invest in derivative instruments that have economic characteristics similar to such debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc. ("Pioneer"), the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:


oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

Pioneer's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the portfolio may have a substantial amount of its assets in any one of such segments.

The portfolio invests primarily in:
oDebt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities oDebt securities of U.S. and non-U.S. corporate issuers, including convertible debt
oMortgage-related securities, including "sub-prime" mortgages, and asset-backed securities

The portfolio invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. The portfolio's investments in debt securities rated below investment grade may include securities that are in default. The portfolio may also invest in Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities.


Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The portfolio may invest in equity securities as a consequence of holding debt of the same issuer or when Pioneer believes they offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income.


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Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


DEBT RATING CONSIDERATIONS

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. An investor can still lose significant amounts when investing in investment grade securities.



U.S. GOVERNMENT SECURITIES
The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.


MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or


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More on the portfolio's investment objective
and strategies

indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


ASSET-BACKED SECURITIES
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.


SUBORDINATED SECURITIES
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.



NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.



FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.


EVENT-LINKED BONDS
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.


DERIVATIVES

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, bond and interest rate futures, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities

oTo attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)

The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.



INVERSE FLOATING RATE OBLIGATIONS
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.



CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.



ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


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More on the portfolio's investment objective
and strategies

REVERSE REPURCHASE AGREEMENTS AND BORROWING

The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.



SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


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More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.

MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.


HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.


INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Interest rates in the U.S. recently have been historically low.


Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


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More on the risks of investing in the portfolio

CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.


EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.


U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations


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of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.


Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.


Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.



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The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.


RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers

Additional risks of investing in emerging markets include:
oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation oThe portfolio could experience a loss from settlement and custody practices in some emerging markets
oThe possibility that a counterparty may not complete a currency or securities transaction
oLow trading volumes may result in a lack of liquidity and in extreme price volatility


EQUITY SECURITIES RISK. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.


RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

INFLATION-LINKED SECURITIES RISK. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the portfolio's income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The non-seasonally adjusted index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the non-seasonally adjusted index.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio's initial investment.

More on the risks of investing in the portfolio

If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.



To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2013, assets under management were approximately $207 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.



PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by portfolio managers Andrew Feltus and Charles Melchreit and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the portfolio since 1999.

Mr. Feltus, a Senior Vice President, joined Pioneer in 1994 and has served as a portfolio manager of the portfolio since 2012.

Mr. Melchreit, Vice President, joined Pioneer in 2006 and has served as a portfolio manager of the portfolio since 2012.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



MANAGEMENT FEE

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2012, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2012.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.


To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income other than net short-term and long-term capital gains. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the independent registered public accounting firm for the fiscal periods shown, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



PIONEER STRATEGIC INCOME VCT PORTFOLIO


CLASS II




                                                                                  YEAR          YEAR
                                                                                  ENDED        ENDED
                                                                                12/31/12      12/31/11
                                                                               ---------- ---------------
Net asset value, beginning of period                                            $ 10.22      $  10.62
                                                                                -------      --------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.36      $   0.52
Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency transactions                                                     0.76         (0.35)
  Net increase (decrease) from investment operations                            $  1.12      $   0.17
Distributions to shareowners:
 Net investment income                                                            (0.50)        (0.52)
 Net realized gain                                                                (0.10)        (0.05)
                                                                                -------      --------
Net increase (decrease) in net asset value                                      $  0.52      $  (0.40)
                                                                                -------      --------
Net asset value, end of period                                                  $ 10.74      $  10.22
                                                                                -------      --------
Total return*                                                                     11.18%         1.56%(b)
Ratio of net expenses to average net assets+                                       1.53%         1.47%
atio of net investment income to average net assets+                               3.92%         5.06%
Portfolio turnover rate                                                              25%           43%
Net assets, end of period (in thousands)                                        $25,265      $ 16,511



                                                                                  YEAR         YEAR           YEAR
                                                                                  ENDED        ENDED         ENDED
                                                                                12/31/10     12/31/09       12/31/08
                                                                               ---------- -------------- -------------
Net asset value, beginning of period                                            $ 10.06      $  8.92       $   10.83
                                                                                -------      -------       ---------
Increase (decrease) from investment operations:
 Net investment income                                                          $  0.48      $  0.62(a)    $    0.64
Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency transactions                                                     0.64         1.82           (1.84)
  Net increase (decrease) from investment operations                            $  1.12      $  2.44       $   (1.20)
Distributions to shareowners:
 Net investment income                                                            (0.56)       (0.77)          (0.69)
 Net realized gain                                                                    -        (0.52)          (0.02)
                                                                                -------      -------       ---------
Net increase (decrease) in net asset value                                      $  0.56      $  1.14       $   (1.91)
                                                                                -------      -------       ---------
Net asset value, end of period                                                  $ 10.62      $ 10.06       $    8.92
                                                                                -------      -------       ---------
Total return*                                                                     11.37%       29.35%         (11.69)%
Ratio of net expenses to average net assets+                                       1.47%        1.32%           1.14%
atio of net investment income to average net assets+                               4.96%        6.65%           6.27%
Portfolio turnover rate                                                              92%          71%             66%
Net assets, end of period (in thousands)                                        $16,315      $13,438       $  48,988


(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

Pioneer Variable Contracts Trust
PIONEER STRATEGIC INCOME VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)





























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19105-07-0513
                                 (Copyright)2013 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC

PIONEER VARIABLE CONTRACTS TRUST

60 State Street
Boston, Massachusetts 02109


                      STATEMENT OF ADDITIONAL INFORMATION
                          Class I and Class II Shares

                                  May 1, 2013

PIONEER BOND VCT PORTFOLIO

PIONEER DISCIPLINED VALUE VCT PORTFOLIO (FORMERLY PIONEER FUNDAMENTAL VALUE VCT PORTFOLIO)
PIONEER EMERGING MARKETS VCT PORTFOLIO
PIONEER EQUITY INCOME VCT PORTFOLIO
PIONEER FUND VCT PORTFOLIO
PIONEER HIGH YIELD VCT PORTFOLIO
PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
PIONEER MID CAP VALUE VCT PORTFOLIO
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (FORMERLY PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO)

PIONEER STRATEGIC INCOME VCT PORTFOLIO
--------------------------------------------------------------------------------

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II shares prospectuses, each dated May 1, 2013, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge from your insurance company. The fund's financial statements for the fiscal year ended December 31, 2012, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.



CONTENTS
--------------------------------------------------------------------------------



                                                                      PAGE
   1.    Fund history...............................................    1
   2.    Investment policies, risks and restrictions................    1
   3.    Trustees and officers......................................   46
   4.    Investment Adviser.........................................   55
   5.    Principal underwriter and distribution plan................   60
   6.    Custodian and sub-administrator............................   63
   7.    Independent registered public accounting firm..............   63
   8.    Portfolio management.......................................   63
   9.    Portfolio transactions.....................................   74
  10.    Description of shares......................................   75
  11.    Pricing of shares..........................................   79
  12.    Tax status.................................................   80
  13.    Financial statements.......................................   87
  14.    Annual fee, expense and other information..................   88
  15.    Appendix A - Description of short-term debt, corporate bond
         and preferred stock ratings//..............................   99
  16.    Appendix B - Proxy voting policies and procedures..........  103


[GRAPHIC APPEARS HERE]

1. FUND HISTORY

Pioneer Variable Contracts Trust (the "fund") is an open-end management investment company. The fund was formed as a Delaware statutory trust on September 16, 1994. Pioneer Investment Management, Inc. ("Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The fund currently consists of the following 12 distinct investment portfolios: Pioneer Bond VCT Portfolio, Pioneer Disciplined Value VCT Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio, Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio and Pioneer Strategic Income VCT Portfolio. Each portfolio is classified as diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Qualified Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.


Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.

Each portfolio's prospectus identifies the investment objective and the principal investment strategies and risks of the portfolio. This section supplements the disclosure in each portfolio's prospectus and provides additional information on the portfolios' investment policies and restrictions. Restrictions or policies stated as a maximum percentage of the portfolio's assets are only applied immediately after an investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets, credit quality or other circumstances will not be considered in determining whether the investment complies with the portfolio's restrictions and policies.

The table below identifies certain investment securities and techniques that may be utilized by a portfolio and related risks. Following the table is a discussion of each investment security and technique. Each security and technique involves certain risks. You should also consult each portfolio's prospectus for details regarding the principal investment strategies and techniques used by a portfolio and the risks associated with these securities and techniques.

For purposes of the table, the portfolios are organized into three categories, Equity Portfolios, Fixed Income Portfolios and Asset Allocation Portfolios:

EQUITY PORTFOLIOS

o Pioneer Disciplined Value VCT Portfolio (Disciplined Value VCT)

o Pioneer Emerging Markets VCT Portfolio (Emerging Markets VCT)

o Pioneer Equity Income VCT Portfolio (Equity Income VCT)

o Pioneer Fund VCT Portfolio (Pioneer Fund VCT)

o Pioneer Select Mid Cap Growth VCT Portfolio (Select Mid Cap Growth VCT)

o Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value VCT)

o Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares VCT)


FIXED INCOME PORTFOLIOS

o Pioneer Bond VCT Portfolio (Bond VCT)

o Pioneer High Yield VCT Portfolio (High Yield VCT)

o Pioneer Strategic Income VCT Portfolio (Strategic Income VCT)


ASSET ALLOCATION PORTFOLIOS

o Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth Allocation
  VCT)

o Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate Allocation VCT)



                                                                                                     FIXED        ASSET
                                                                                      EQUITY        INCOME      ALLOCATION
                                                                                    PORTFOLIOS    PORTFOLIOS    PORTFOLIOS
                                                                                   ------------  ------------  -----------
EQUITY SECURITIES AND RELATED INVESTMENTS
Investments in Equity Securities                                                         X             X            X
Warrants and Stock Purchase Rights                                                       X             X            X
Preferred Shares                                                                         X             X            X
Investments in Initial Public Offerings                                                  X                          X
Private Investments in Public Equity                                                     X                          X
INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS
Other Investment Companies                                                               X             X            X
Exchange Traded Funds                                                                    X             X            X
Real Estate Investment Trusts ("REITs")                                                  X             X            X
DEBT SECURITIES AND RELATED INVESTMENTS
Debt Securities Selection                                                                X
Debt Securities Rating Information                                                       X             X            X
U.S. Government Securities                                                               X             X            X
Convertible Debt Securities                                                              X             X            X
Municipal Obligations                                                                                  X            X
Mortgage-Backed Securities                                                               X             X            X
Guaranteed Mortgage Pass-Through Securities                                              X             X            X
Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations
("CMOs")                                                                                 X             X            X
Stripped Mortgage-Backed Securities ("SMBS")                                             X             X            X
Other Risk Factors Associated with Mortgage-Backed Securities                            X             X            X
Asset-Backed Securities                                                                  X             X            X
Subordinated Securities                                                                                X            X
Structured Securities                                                                    X             X            X
Floating Rate Loans                                                                                    X            X
Direct Investment in Loans                                                                             X            X
Assignments                                                                                            X            X

                                                                                          FIXED        ASSET
                                                                           EQUITY        INCOME      ALLOCATION
                                                                         PORTFOLIOS    PORTFOLIOS    PORTFOLIOS
                                                                        ------------  ------------  -----------
Participation Interests                                                       X             X            X
Other Information About Floating Rate Loans                                                 X            X
Inverse Floating Rate Securities                                                            X            X
Auction Rate Securities                                                                     X            X
Event-Linked Bonds                                                                          X            X
Event-Linked Swaps                                                                          X            X
Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities                        X            X
Inflation Protected Fixed Income Securities                                                 X            X
Brady Bonds                                                                   X             X            X
NON-U.S. INVESTMENTS
Equity Securities of Non-U.S. Issuers                                         X             X            X
Debt Obligations of Non-U.S. Governments                                      X             X            X
Eurodollar Instruments and Samurai and Yankee Bonds                           X             X            X
Investments in Emerging Markets                                               X             X            X
Risks of Non-U.S. Investments                                                 X             X            X
Non-U.S. Securities Markets and Regulations                                   X             X            X
Economic, Political and Social Factors                                        X             X            X
Currency Risks                                                                X             X            X
Custodian Services and Related Investment Costs                               X             X            X
Withholding and Other Taxes                                                   X             X            X
Europe - Recent Events                                                        X             X            X
Investments in Depositary Receipts                                            X             X            X
Foreign Currency Transactions                                                 X             X            X
Options on Foreign Currencies                                                 X             X            X
Natural Disasters                                                             X             X            X
DERIVATIVE INSTRUMENTS
Derivatives                                                                   X             X            X
Options on Securities and Securities Indices                                  X             X            X
Writing Call and Put Options on Securities                                    X             X            X
Writing Call and Put Options on Securities Indices                            X             X            X
Purchasing Call and Put Options                                               X             X            X
Risks of Trading Options                                                      X             X            X
Futures Contracts and Options on Futures Contracts                            X             X            X
Futures Contracts                                                             X             X            X
Hedging Strategies                                                            X             X            X
Options on Futures Contracts                                                  X             X            X
Other Considerations regarding Futures Contracts                              X             X            X
Financial Futures and Options Transactions                                    X             X            X
Interest Rate Swaps, Collars, Caps and Floors                                               X            X
Equity Swaps, Caps, Floors and Collars                                        X                          X
Credit Default Swap Agreements                                                              X            X
Credit Linked Notes                                                                         X            X
Exchange Traded Notes                                                                       X            X
OTHER INVESTMENTS AND INVESTMENT TECHNIQUES
Short-Term Investments                                                        X             X            X
Illiquid Securities                                                           X             X            X
Repurchase Agreements                                                         X             X            X
Reverse Repurchase Agreements                                                 X             X            X
Short Sales Against the Box                                                   X             X            X
Dollar Rolls                                                                  X             X            X
Asset Segregation                                                             X             X            X
Portfolio Turnover                                                            X             X            X

                                                                 FIXED        ASSET
                                                  EQUITY        INCOME      ALLOCATION
                                                PORTFOLIOS    PORTFOLIOS    PORTFOLIOS
                                               ------------  ------------  -----------
Lending of Portfolio Securities                      X             X            X
Interfund Lending                                    X             X            X
When-Issued and Delayed Delivery Securities          X             X            X
Disclosure of Portfolio Holdings                     X             X            X



EQUITY SECURITIES AND RELATED INVESTMENTS


INVESTMENTS IN EQUITY SECURITIES
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the portfolio.


WARRANTS AND STOCK PURCHASE RIGHTS

The portfolio may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolio may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.



PREFERRED SHARES
The portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.


Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.


The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.



PRIVATE INVESTMENTS IN PUBLIC EQUITY
The portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPEs"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolio cannot freely trade the securities. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.



INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS


OTHER INVESTMENT COMPANIES
The portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the portfolio's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a portfolio may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the portfolio, (ii) 5% or more of the portfolio's total assets being invested in any one investment company, or (iii) 10% or more of the portfolio's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The portfolio may also invest without limit in money market funds. Investing in other investment companies subjects the portfolio to the risks of investing in the underlying securities held by those investment companies.

The portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.


EXCHANGE TRADED FUNDS
The portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The portfolio, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the portfolio to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.


Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the portfolio can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.


Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF's actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the portfolio's investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF's use of these techniques will make the portfolio's investment in the ETF more volatile than if the portfolio were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the portfolio will limit its potential loss solely to the amount actually invested in the ETF (that is, the portfolio will not lose more than the principal amount invested in the ETF).


REAL ESTATE INVESTMENT TRUSTS ("REITS")

The portfolio may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which

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it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund's prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.


REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").


DEBT SECURITIES AND RELATED INVESTMENTS


DEBT SECURITIES SELECTION
In selecting debt securities for the portfolio, Pioneer or the subadviser gives primary consideration to the portfolio's investment objectives, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the portfolio's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the portfolio's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers' inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.


Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.


For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer or the subadviser will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


U.S. GOVERNMENT SECURITIES

U.S. government securities in which the portfolio invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations, in which case the portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


CONVERTIBLE DEBT SECURITIES
The portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.


A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instruments. If a convertible security held by the portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the portfolio.

MUNICIPAL OBLIGATIONS
The portfolio may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The portfolio's distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.



MORTGAGE-BACKED SECURITIES
The portfolio may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.


The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the portfolio may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.


The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.


If the portfolio purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.


In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.


GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the portfolio's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.


MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.


Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The portfolio may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security

("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the portfolio's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.


The portfolio also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.


OTHER RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the portfolio does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.


Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.



ASSET-BACKED SECURITIES
The portfolio may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.


The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.


The portfolio may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.


The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) the fund may invest in CDOs that are subordinate to other classes; and
(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


SUBORDINATED SECURITIES

The portfolio may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.



STRUCTURED SECURITIES

The portfolio may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the portfolio's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.



FLOATING RATE LOANS

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The portfolio may invest in loans in different ways. The portfolio may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.


DIRECT INVESTMENT IN LOANS. It can be advantageous to the portfolio to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the portfolio receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the portfolio invests in an assignment of, or a participation interest in, a loan, the portfolio may pay a fee or forgo a portion of the interest payment. Consequently, the portfolio's return on such an investment may be lower than it would have been if the portfolio had made a direct investment in the underlying corporate loan. The portfolio may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

ASSIGNMENTS. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.


PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The portfolio may acquire participation interests from the financial institution or from another investor. The portfolio typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the portfolio may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the portfolio may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the portfolio may be treated as a general creditor of such entity.

OTHER INFORMATION ABOUT FLOATING RATE LOANS. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the portfolio, a reduction in the value of the investment and a potential decrease in the net asset value of the portfolio. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.


In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the portfolio may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the portfolio buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the portfolio may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the portfolio may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The portfolio will generally rely upon the agent or an intermediate participant to receive and forward to the portfolio its portion of the principal and interest payments on the loan. Furthermore, unless the portfolio has direct recourse against the borrower, the portfolio will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower's obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.


The portfolio may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.


From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the portfolio or may be intermediate participants with respect to loans in which the portfolio owns interests. Such banks may also act as agents for loans held by the portfolio.

INVERSE FLOATING RATE SECURITIES

The portfolio may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.



AUCTION RATE SECURITIES
The portfolio may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the portfolio will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund. Since February 2008, nearly all such auctions have failed, effectively locking in below-market interest rates.



EVENT-LINKED BONDS

The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds may include special purpose vehicles or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as sidecars, or to provide reinsurance to insurance companies, known as collateralized reinsurance. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the portfolio's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the portfolio may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard &Poor's Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB."

The portfolio's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the portfolio may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.


EVENT-LINKED SWAPS

The portfolio may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the portfolio may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.


ZERO COUPON, PAY-IN-KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES

The portfolio may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A portfolio accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the portfolio may receive no interest.


INFLATION-PROTECTED FIXED INCOME SECURITIES
The portfolio may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities ("TIPS") issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the portfolio holding TIPS will not receive cash representing the increase at that time. As a result, the portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If the portfolio invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the portfolio purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the portfolio is required to distribute substantially all of its net investment income (including accrued original issue discount), the portfolio's investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the portfolio may be required to borrow or liquidate securities.


BRADY BONDS

The portfolio may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.



NON-U.S. INVESTMENTS


EQUITY SECURITIES OF NON-U.S. ISSUERS

The portfolio may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS
The portfolio may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the portfolio may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The portfolio may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The portfolio will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolio may invest in unquoted securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the portfolio's investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the portfolio's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.


Unanticipated political or social developments may affect the values of the portfolio's investments and the availability to the portfolio of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because the portfolio, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the portfolios investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.


The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the portfolio values its assets daily in terms of U.S. dollars, the portfolio does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.


CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the portfolio against loss or theft of its assets.

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WITHHOLDING AND OTHER TAXES. The portfolio may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the portfolio's investments in such countries. These taxes may reduce the return achieved by the portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

EUROPE - RECENT EVENTS. Some countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, the value and liquidity of the portfolio's investments may be negatively affected by the countries experiencing the difficulties.


INVESTMENTS IN DEPOSITARY RECEIPTS

The portfolio may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the portfolio will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.


For purposes of the portfolio's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.


FOREIGN CURRENCY TRANSACTIONS

The portfolio may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The portfolio also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The portfolio may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the portfolio will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the portfolio to hedge against a devaluation that is so generally anticipated that the portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.


The portfolio may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the portfolio gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the portfolio. For example, where the portfolio's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the portfolio may seek to adjust currency exposure using forward currency exchange contracts.


The cost to the portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the portfolio can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the portfolio's foreign assets.

While the portfolio may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause the portfolio to sustain losses which will prevent the portfolio from achieving a complete hedge or expose the portfolio to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the portfolio of unrealized profits or force the portfolio to cover its commitments for purchase or resale, if any, at the current market price.

If the portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."


OPTIONS ON FOREIGN CURRENCIES
The portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the portfolio's securities quoted or denominated in that currency.


Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The portfolio may also write options on foreign currencies for hedging purposes. For example, if the portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the portfolio.

Similarly, the portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the portfolio would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the portfolio is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the portfolio in cash or liquid securities. See "Asset Segregation."

The portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

The portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the portfolio.



NATURAL DISASTERS

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the portfolio invests to conduct their businesses, and thus on the investments made by the portfolio in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.


DERIVATIVE INSTRUMENTS



DERIVATIVES

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the portfolio's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio's currency exposure, or, for portfolios investing in fixed income securities, a portfolio's duration or credit quality). The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes the fund to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. The portfolio may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation may not be fully known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.


OPTIONS ON SECURITIES AND SECURITIES INDICES
The portfolio may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The portfolio may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The portfolio has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the portfolio receives. If the value of the investment does not rise above the call price, it's likely that the call will lapse without being exercised. In that case, the portfolio would keep the cash premium and the investment. All call options written by the portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or the portfolio will use the other methods described below. The portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security.


A put option written by the portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio has no control over when it may be required to purchase the underlying securities. All put options written by the portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolio. However, in return for the option premium, the portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the portfolio's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


The portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.


Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the portfolio will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

The portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the portfolio's securities. Put options may also be purchased by the portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.


The portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The portfolio may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.


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FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The portfolio may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The portfolio may invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors' consensus view of expected stock market volatility over future periods. The portfolio will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, the portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the portfolio has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the portfolio owns or proposes to acquire. The portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by the portfolio or securities with characteristics similar to those of the portfolio's securities. Similarly, the portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the portfolio's securities and futures contracts based on other financial instruments, securities indices or other indices, the portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the portfolio's securities. When hedging of this character is


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successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when the portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.


OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the portfolio obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the portfolio's assets. By writing a call option, the portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the portfolio intends to purchase. However, the portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the portfolio to purchase securities or currencies, require the portfolio to segregate assets to cover such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the portfolio than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the portfolio's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.



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If the portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


FINANCIAL FUTURES AND OPTIONS TRANSACTIONS The portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not currently subject to registration or regulation under the Commodity Exchange Act. Recently adopted amendments to Commodity Futures Trading Commission ("CFTC") rules limit the ability of the portfolio to enter into futures, options on futures or engage in swaps transactions for non-hedging purposes.


INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS
In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the portfolio's income, the portfolio may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the portfolio enters into these transactions, the portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The portfolio intends to use these transactions primarily as a hedge and not as a speculative investment. However, the portfolio also may invest in interest rate swaps to enhance income or to increase the portfolio's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The portfolio is not required to hedge its portfolio and may choose not to do so. The portfolio cannot guarantee that any hedging strategies it uses will work.


In an interest rate swap, the portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the portfolio holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the portfolio to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the portfolio holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the portfolio from a reduction in yield due to falling interest rates and may permit the portfolio to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The portfolio usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the portfolio's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the portfolio's obligations will be accrued on a daily basis, and the full amount of the portfolio's obligations will be maintained in a segregated account by the portfolio's custodian.

The portfolio also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The portfolio will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the


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
predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The portfolio will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the portfolio.


Typically, the parties with which the portfolio will enter into interest rate transactions will be broker-dealers and other financial institutions. The portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the portfolio's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the portfolio's ability to engage in interest rate swaps.


EQUITY SWAPS, CAPS, FLOORS AND COLLARS
The portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the portfolio's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.


CREDIT DEFAULT SWAP AGREEMENTS

The portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no specified events of default, or "credit events", on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The portfolio may be either the buyer or seller in the transaction. If the portfolio is a buyer and no credit event occurs, the portfolio will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the portfolio, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the portfolio, as the seller, must pay the buyer the full notional value of the reference obligation. The portfolio, as the seller, would be entitled to receive the reference obligation. Alternatively, the portfolio may be required to make a cash settlement payment, where the reference obligation is received by the portfolio as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the portfolio pays to the buyer, resulting in a loss of value to the portfolio as seller. When the portfolio acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The portfolio will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

The portfolio may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices.



CREDIT-LINKED NOTES

The portfolio may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.


EXCHANGE TRADED NOTES
The portfolio may invest in exchange traded notes ("ETNs"). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN's ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the portfolio's potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an

ETN share trades at a premium or discount to its net asset value. The portfolio will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES


SHORT-TERM INVESTMENTS
For temporary defensive or cash management purposes, the portfolio may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the portfolio's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer or the subadviser to be of equivalent credit quality, the portfolio may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.


ILLIQUID SECURITIES
The portfolio may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the portfolio's illiquid securities exceeds this percentage limitation, the portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the portfolio to dispose of illiquid investments readily or at reasonable prices could impair the portfolio's ability to raise cash for redemptions or other purposes. If the portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


REPURCHASE AGREEMENTS
The portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the portfolio's custodian in a segregated, safekeeping account for the benefit of the portfolio. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the portfolio has not perfected a security interest in the security, the portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the portfolio would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the portfolio's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.


REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the portfolio will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the portfolio that it is obligated to repurchase. The portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The portfolio will segregate assets in an amount at least equal to the repurchase price of the securities.


SHORT SALES AGAINST THE BOX
The portfolio may sell securities "short against the box." A short sale involves the portfolio borrowing securities from a broker and selling the borrowed securities. The portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolio intends to use short sales against the box to hedge. For example when the portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The portfolio may engage in short sales of securities only against the box.


If the portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the portfolio may make short sales against the box.


DOLLAR ROLLS

The portfolio may enter into mortgage "dollar rolls" in which the portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the portfolio sells the security becomes insolvent, the portfolio's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the portfolio is required to repurchase may be worth less than an instrument which the portfolio originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.



ASSET SEGREGATION
The 1940 Act requires that the portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the portfolio enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. As an alternative to asset segregation, in some instances a portfolio may "cover" its obligation by holding an offsetting position.


PORTFOLIO TURNOVER
It is the policy of the portfolio not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the portfolio and its shareholders. See "Annual Fee, Expense and Other Information" for the portfolio's annual portfolio turnover rate.


LENDING OF PORTFOLIO SECURITIES
The portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the portfolio. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The portfolio may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the portfolio may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the portfolio in connection with loans of securities are not reflected in the fee table or expense example in the portfolio's prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the portfolio may take a loss on the loan. Where the portfolio receives securities as collateral, the portfolio will earn no income on the collateral, but will earn a fee from the borrower. The portfolio reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the portfolio's Proxy Voting Policies and Procedures.


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

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the portfolio due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the portfolio continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the portfolio will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the portfolio can dispose of it. The portfolio will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the portfolio from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the portfolio's total assets.


INTERFUND LENDING
To satisfy redemption requests or to cover unanticipated cash shortfalls, a portfolio may enter into lending agreements ("Interfund Lending Agreements") under which the portfolio would lend money and borrow money for temporary purposes directly to and from another Pioneer portfolio through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the portfolios permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a portfolio has outstanding borrowings, any Interfund Loans to the portfolio
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the portfolio, the event of default will automatically (without need for action or notice by the lending portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending portfolio to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing portfolio.

A portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the portfolio has a secured loan outstanding from any other lender, including but not limited to another Pioneer portfolio, the portfolio's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a portfolio's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the portfolio may borrow through the credit facility on a secured basis only. A portfolio may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No portfolio may lend to another portfolio through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending portfolio's net assets at the time of the loan. A portfolio's Interfund Loans to any one fund shall not exceed 5% of the lending portfolio's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending portfolio and may be repaid on any day by a borrowing portfolio.


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

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending portfolio and the borrowing portfolio. However, no borrowing or lending activity is without risk. When a portfolio borrows money from another portfolio, there is a risk that the loan could be called on one day's notice or not renewed, in which case the portfolio may have to borrow from a bank at higher rates if an Interfund Loan were not available from another portfolio. A delay in repayment to a lending portfolio could result in a lost opportunity or additional lending costs.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. The portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the portfolio enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the portfolio's obligations. See "Asset Segregation."


DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.


Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.


Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).


Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.


The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.


In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities


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

laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.


INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES The portfolios have adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:


1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2. more than 50% of the outstanding shares of the fund.

Each portfolio's fundamental policies are as follows:

(1) The portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The portfolio may not purchase or sell real estate except as permitted by
(i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

FOR ALL PORTFOLIOS EXCEPT PIONEER REAL ESTATE SHARES VCT PORTFOLIO

(7a) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry.

FOR PIONEER REAL ESTATE SHARES VCT PORTFOLIO

(7b) Except the real estate industry or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose, and to borrow up to 5% of the portfolio's total assets from banks or other lenders


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
for temporary purposes (the portfolio's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the portfolio to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a portfolio's holdings is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a portfolio's shares to be more volatile than if the portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the portfolio's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the portfolio may have to sell securities at a time and at a price that is unfavorable to the portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a portfolio's net investment income in any given period. Currently, the portfolio does not contemplate borrowing for leverage, but if the portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative instruments.

A portfolio may pledge its assets and guarantee the securities of another company without limitation, subject to the portfolio's investment policies (including the portfolio's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the portfolio's policies on senior securities. If the portfolio were to pledge its assets, the portfolio would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the portfolio's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the portfolio to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in
(2) above, the 1940 Act does not prohibit a portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the portfolio's underwriting commitments, when added to the value of the portfolio's investments in issuers where the portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a portfolio investing in restricted securities. Although it is not believed that the application


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
of the 1933 Act provisions described above would cause a portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the portfolio's manager or a subadviser believes the income justifies the attendant risks. The portfolio also will be permitted by this policy to make loans of money, including to other portfolios. The portfolio has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as portfolio obligations that have a priority over the portfolio's shares with respect to the payment of dividends or the distribution of portfolio assets. The 1940 Act prohibits a portfolio from issuing senior securities except that the portfolio may borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose. A portfolio also may borrow up to 5% of the portfolio's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a portfolio can increase the speculative character of the portfolio's outstanding shares through leveraging. Leveraging of a portfolio's holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the portfolio's net assets remain the same, the total risk to investors is increased to the extent of the portfolio's gross assets. Certain widely used investment practices that involve a commitment by a portfolio to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a portfolio segregates cash or liquid securities in an amount necessary to pay the obligation or the portfolio holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a portfolio from owning real estate; however, a portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a portfolio's purchases of illiquid securities to 15% of net assets, except money market funds, which under Rule 2a-7 are limited to 5% of total assets. The policy in (5) above will be interpreted not to prevent the portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a portfolio's purchases of illiquid securities to 15% of net assets, except money market funds, which are limited by Rule 2a-7 to 5% of total assets. If a portfolio were to invest in a physical commodity or a physical commodity-related instrument, the portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.


With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a portfolio's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A portfolio that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a portfolio that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to a portfolio as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a portfolio may rely upon available industry classifications. As of the date of the SAI, each portfolio relies primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, each portfolio may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the portfolio's adviser may assign an industry classification for an exchange-traded fund in which a portfolio invests based on the constituents of the index on which the exchange-traded fund is based. The portfolios may change any source used for determining industry classifications without shareholder approval.

In accordance with the investment program of each of Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio, as set forth in the portfolios' prospectus, each portfolio may invest more than 25% of its assets in any one underlying fund. Neither portfolio invests in an underlying fund with the intention of directly or indirectly concentrating its investments in a particular industry. However, subsequent to investing in an underlying fund, it is possible that a portfolio may become indirectly concentrated in a particular industry as a result of changes in one or more underlying funds' holdings. Each of the underlying funds (other than Pioneer Cash Reserves Fund, Pioneer Treasury Reserves Fund and Pioneer Real Estate Shares) will not concentrate more than 25% of its total assets in any one industry. Pioneer Cash Reserves Fund and Pioneer Treasury Reserves Fund each may invest without limit in obligations issued by banks. Pioneer Real Estate Shares may invest without limit in real estate industry issuers.


Each portfolio's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.


INVESTMENT OBJECTIVES Each portfolio's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

DIVERSIFICATION

Each portfolio is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.



3. TRUSTEES AND OFFICERS

The portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.



NAME, AGE AND                  TERM OF OFFICE AND                                                 OTHER DIRECTORSHIPS
POSITION HELD WITH THE TRUST   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                    HELD BY TRUSTEE
------------------------------ -------------------------- --------------------------------------- -----------------------
INDEPENDENT TRUSTEES:
------------------------------ -------------------------- --------------------------------------- -----------------------
THOMAS J. PERNA (62)           Trustee since 2006.        Chairman and Chief Executive            Director, Broadridge
Chairman of the Board and      Serves until a successor   Officer, Quadriserv, Inc. (technology   Financial Solutions,
Trustee                        trustee is elected or      products for securities lending         Inc. (investor
------------------------------
                               earlier retirement or      industry) (2008 - present); Private     communications and
                               removal.                   investor (2004 - 2008); and Senior      securities processing
                               --------------------------
                                                          Executive Vice President, The Bank      provider for financial
                                                          of New York (financial and securities   services industry)
                                                          services) (1986 - 2004)                 (2009 - present);
                                                          ---------------------------------------
                                                                                                  Director, Quadriserv,
                                                                                                  Inc. (2005 -
                                                                                                  present);
                                                                                                  Commissioner, New
                                                                                                  Jersey State Civil
                                                                                                  Service Commission
                                                                                                  (2011 - present)
                                                                                                  -----------------------

NAME, AGE AND                  TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
POSITION HELD WITH THE TRUST   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                        HELD BY TRUSTEE
------------------------------ -------------------------- ------------------------------------------- --------------------------
DAVID R. BOCK (69)             Trustee since 2005.        Managing Partner, Federal City              Director of Enterprise
Trustee                        Serves until a successor   Capital Advisors (corporate advisory        Community
---
                               trustee is elected or      services company) (1997 - 2004              Investment, Inc.
                               earlier retirement or      and 2008 - present); Interim Chief          (privately-held
                               removal.                   Executive Officer, Oxford Analytica,        affordable housing
                               --------------------------
                                                          Inc. (privately held research and           finance company)
                                                          consulting company) (2010);                 (1985 - 2010);
                                                          Executive Vice President and Chief          Director of Oxford
                                                          Financial Officer, I-trax, Inc. (publicly   Analytica, Inc. (2008
                                                          traded health care services                 - present); Director
                                                          company) (2004 - 2007); and                 of The Swiss
                                                          Executive Vice President and Chief          Helvetia Fund, Inc.
                                                          Financial Officer, Pedestal Inc.            (closed-end fund)
                                                          (internet-based mortgage trading            (2010 - present);
                                                          company) (2000 - 2002)                      Director of New York
                                                          -------------------------------------------
                                                                                                      Mortgage Trust
                                                                                                      (publicly-traded
                                                                                                      mortgage REIT)
                                                                                                      (2004 - 2009, 2012
                                                                                                      - present)
                                                                                                      -----------------------
BENJAMIN M. FRIEDMAN           Trustee since 2008.        William Joseph Maier Professor of           Trustee, Mellon
(68)                           Serves until a successor   Political Economy, Harvard                  Institutional Funds
Trustee                        trustee is elected or      University (1972 - present)                 Investment Trust and
---                                                       -------------------------------------------
                               earlier retirement or                                                  Mellon Institutional
                               removal.                                                               Funds Master
                               --------------------------
                                                                                                      Portfolio (oversaw
                                                                                                      17 portfolios in fund
                                                                                                            complex)
                                                                                                        (1989-2008)
                                                                                                      ------------
MARGARET B.W. GRAHAM           Trustee since 2000.        Founding Director, Vice-President           None
                                                                                                      ------------
(65)                           Serves until a successor   and Corporate Secretary, The
Trustee                        trustee is elected or      Winthrop Group, Inc. (consulting
---
                               earlier retirement or      firm); and Desautels Faculty of
                               removal.                   Management, McGill University
                               --------------------------
                                                          (1999 - present); and Manager of
                                                          Research Operations and
                                                          Organizational Learning, Xerox
                                                          PARC, Xerox's advance research
                                                          center (1990-1994)
                                                          -------------------------------------------
MARGUERITE A. PIRET (64)       Trustee since 1995.        President and Chief Executive               Director of New
Trustee                        Serves until a successor   Officer, Newbury, Piret & Company,          America High Income
---
                               trustee is elected or      Inc. (investment banking firm)              Fund, Inc.
                               earlier retirement or      (1981 - present)                            (closed-end
                                                          -------------------------------------------
                               removal.                                                               investment company)
                               --------------------------
                                                                                                      (2004 - present);
                                                                                                      Member, Board of
                                                                                                      Governors,
                                                                                                      Investment Company
                                                                                                      Institute (2000 -
                                                                                                              2006)
                                                                                                      ------------

NAME, AGE AND                  TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
POSITION HELD WITH THE TRUST   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                   HELD BY TRUSTEE
------------------------------ -------------------------- -------------------------------------- ---------------------
STEPHEN K. WEST (84)           Trustee since 2008.        Senior Counsel, Sullivan & Cromwell    Director, The Swiss
Trustee                        Serves until a successor   LLP (law firm) (1998 - present);       Helvetia Fund, Inc.
------------------------------
                               trustee is elected or      Partner, Sullivan & Cromwell LLP       (closed-end
                               earlier retirement or      (prior to 1998)                        investment
                                                          --------------------------------------
                               removal.                                                          company); Director,
                               --------------------------
                                                                                                 Invesco, Ltd.
                                                                                                 (formerly AMVESCAP,
                                                                                                 PLC) (investment
                                                                                                 manager)
                                                                                                 (1997-2005)
                                                                                                 ----------
INTERESTED TRUSTEES:
------------------------------ -------------------------- -------------------------------------- ----------
JOHN F. COGAN, JR. (86)*       Trustee since 1994.        Non-Executive Chairman and a           None
                                                                                                 ----------
Trustee, President and         Serves until a successor   Director of Pioneer Investment
Chief Executive Officer        trustee is elected or      Management USA Inc. ("PIM-USA");
------------------------------
                               earlier retirement or      Chairman and a Director of Pioneer;
                               removal.                   Chairman and Director of Pioneer
                               --------------------------
                                                          Institutional Asset Management,
                                                          Inc. (since 2006); Director of
                                                          Pioneer Alternative Investment
                                                          Management Limited (Dublin) (until
                                                          October 2011); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds; Deputy
                                                          Chairman and a Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          ("PGAM") (until April 2010); Director
                                                          of Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (2004 - 2011); Director of Fiduciary
                                                          Counseling, Inc. (until December
                                                          2011); President of all of the
                                                          Pioneer Funds; and Retired Partner,
                                                          Wilmer Cutler Pickering Hale and
                                                          Dorr LLP
                                                          --------------------------------------
DANIEL K. KINGSBURY (54)*      Trustee since 2007.        Director, CEO and President of         None
                                                                                                 ----------
Trustee and Executive Vice     Serves until a successor   PIM-USA (since February 2007);
President                      trustee is elected or      Director and President of Pioneer
------------------------------
                               earlier retirement or      and Pioneer Institutional Asset
                               removal.                   Management, Inc. (since February
                               --------------------------
                                                          2007); Executive Vice President of
                                                          all of the Pioneer Funds (since
                                                          March 2007); Director of PGAM
                                                          (2007 - 2010); Head of New
                                                          Europe Division, PGAM (2000 -
                                                          2005); Head of New Markets
                                                          Division, PGAM (2005 - 2007)
                                                          --------------------------------------

NAME, AGE AND                  TERM OF OFFICE AND                                             OTHER DIRECTORSHIPS
POSITION HELD WITH THE TRUST   LENGTH OF SERVICE       PRINCIPAL OCCUPATION                   HELD BY TRUSTEE
------------------------------ ----------------------- -------------------------------------- ---------------------
FUND OFFICERS:
------------------------------ ----------------------- -------------------------------------- ---------------------
CHRISTOPHER J. KELLEY (48)     Since 2003. Serves at   Vice President and Associate           None
                                                                                              ---------------------
Secretary and Chief Legal      the discretion of the   General Counsel of Pioneer since
Officer                        Board                   January 2008; Secretary and Chief
------------------------------ -----------------------
                                                       Legal Officer of all of the Pioneer
                                                       Funds since June 2010; Assistant
                                                       Secretary of all of the Pioneer Funds
                                                       from September 2003 to May
                                                       2010; Vice President and Senior
                                                       Counsel of Pioneer from July 2002
                                                       to December 2007
                                                       --------------------------------------
CAROL B. HANNIGAN (52)         Since 2010. Serves at   Fund Governance Director of            None
                                                                                              ---------------------
Assistant Secretary            the discretion of the   Pioneer since December 2006 and
------------------------------
                               Board                   Assistant Secretary of all the
                               -----------------------
                                                       Pioneer Funds since June 2010;
                                                       Manager - Fund Governance of
                                                       Pioneer from December 2003 to
                                                       November 2006; Senior Paralegal of
                                                       Pioneer from January 2000 to
                                                       November 2003.
                                                       --------------------------------------
THOMAS REYES (50)              Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                                                              ---------------------
Assistant Secretary            the discretion of the   and Assistant Secretary of all the
------------------------------
                               Board                   Pioneer Funds since June 2010;
                               -----------------------
                                                       Vice President and Counsel at State
                                                       Street Bank from October 2004 to
                                                       June 2007
                                                       --------------------------------------
MARK E. BRADLEY (53)           Since 2008. Serves at   Vice President - Fund Treasury of      None
                                                                                              ---------------------
Treasurer and Chief            the discretion of the   Pioneer; and Treasurer of all of the
Financial and Accounting       Board                   Pioneer Funds since March 2008;
                               -----------------------
Officer                                                Deputy Treasurer of Pioneer from
------------------------------
                                                       March 2004 to February 2008; and
                                                       Assistant Treasurer of all of the
                                                       Pioneer Funds from March 2004 to
                                                       February 2008
                                                       --------------------------------------
LUIS I. PRESUTTI (48)          Since 2000. Serves at   Assistant Vice President - Fund        None
                                                                                              ---------------------
Assistant Treasurer            the discretion of the   Treasury of Pioneer; and Assistant
------------------------------
                               Board                   Treasurer of all of the Pioneer Funds
                               ----------------------- --------------------------------------
GARY SULLIVAN (55)             Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                                                              ---------------------
Assistant Treasurer            the discretion of the   Treasury of Pioneer; and Assistant
------------------------------
                               Board                   Treasurer of all of the Pioneer Funds
                               ----------------------- --------------------------------------
DAVID F. JOHNSON (33)          Since 2009. Serves at   Fund Administration Manager - Fund     None
                                                                                              ---------------------
Assistant Treasurer            the discretion of the   Treasury of Pioneer since November
------------------------------
                               Board                   2008 and Assistant Treasurer of all
                               -----------------------
                                                       of the Pioneer Funds since January
                                                       2009; Client Service Manager -
                                                       Institutional Investor Services at
                                                       State Street Bank from March 2003
                                                       to March 2007
                                                       --------------------------------------

NAME, AGE AND                  TERM OF OFFICE AND                                            OTHER DIRECTORSHIPS
POSITION HELD WITH THE TRUST   LENGTH OF SERVICE       PRINCIPAL OCCUPATION                  HELD BY TRUSTEE
------------------------------ ----------------------- ------------------------------------- ---------------------
JEAN M. BRADLEY (60)           Since 2010. Serves at   Chief Compliance Officer of Pioneer   None
                                                                                             ---------------------
Chief Compliance Officer       the discretion of the   and of all the Pioneer Funds since
------------------------------
                               Board                   March 2010; Director of Adviser and
                               -----------------------
                                                       Portfolio Compliance at Pioneer
                                                       since October 2005; Senior
                                                       Compliance Officer for Columbia
                                                       Management Advisers, Inc. from
                                                       October 2003 to October 2005
                                                       -------------------------------------
KELLY O'DONNELL (42)           Since 2006. Serves at   Director - Transfer Agency            None
                                                                                             ---------------------
Anti-Money Laundering          the discretion of the   Compliance of Pioneer and
Officer                        Board                   Anti-Money Laundering Officer of all
------------------------------ -----------------------
                                                       the Pioneer funds since 2006
                                                       -------------------------------------


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


BOARD COMMITTEES
The Board of Trustees is responsible for overseeing the fund's management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. West, legal experience and securities and board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.


The Trust's Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.


In May 2012, the Board of Trustees reconfigured its five standing committees as follows: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the fund's affairs. Mr. Perna, Chairman of the Board, is a non-voting, ex-officio member of each committee, except the Independent Trustees Committee, of which he is Chair.

Prior to May 20, 2012, the five Board Committees were configured as follows:
Governance, Audit, Nominating, Policy Administration, and Valuation Committees. During the most recent fiscal year, the Governance, Audit, Nominating, Policy Administration, and Valuation Committees held 4, 3, 0, 2 and 0 meetings, respectively.

After May 20, 2012, the five Board Committees were configured as follows:
Independent Trustees, Governance and Nominating, Audit, Policy Administration, and Valuation Committees. During the most recent fiscal year, the Independent Trustees, Governance and Nominating, Audit, Policy Administration, and Valuation Committees held 4, 1, 3, 3 and 6 meetings, respectively.


INDEPENDENT TRUSTEES COMMITTEE
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna (Chair), Marguerite A. Piret and Stephen K. West.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.


AUDIT COMMITTEE
David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.


The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.



GOVERNANCE AND NOMINATING COMMITTEE
Margaret B.W. Graham (Chair), Thomas J. Perna and Stephen K. West.

The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

o whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

o whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

o whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

o whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;

o whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and

o the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and

Nominating Committee does not necessarily place the same emphasis on each criterion. Prior to the establishment of the Governance and Nominating Committee, the fund's Nominating Committee screened potential candidates for Independent Trustee using the same general criteria and principles described above.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.


POLICY ADMINISTRATION COMMITTEE
Margaret B.W. Graham, Thomas J. Perna and Stephen K. West (Chair).


The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.



VALUATION COMMITTEE

David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.



OVERSIGHT OF RISK MANAGEMENT


Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.

Most of the fund's investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.


Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer or the subadviser and the affiliates of Pioneer or the subadviser or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of Pioneer or the subadviser, and of other service providers such as the fund's independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.


The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.



COMPENSATION OF OFFICERS AND TRUSTEES
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information - Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.

Except for the chief compliance officer, each fund does not pay any salary or other compensation to its officers. Each fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.


See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."



SALES LOADS
Each fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.


OTHER INFORMATION
The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of a fund shall be liable to a fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires each fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of each fund the full protection from liability that the law allows.


MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES
Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $447,665 and $540,568 in each of 2011 and 2012.


SHARE OWNERSHIP
See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, each fund's officers and owners in excess of 5% of any class of shares of a fund and a table indicating the value of shares that each Trustee beneficially owns in each fund and in all the Pioneer Funds.


PROXY VOTING POLICIES
Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. Each fund's proxy voting policies and procedures are attached as "Appendix B".


4. INVESTMENT ADVISER


The trust on behalf of each portfolio has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit SpA. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredit SpA's subsidiaries (see management biographies above). Pioneer has entered into amended and restated management agreement (the "management contract") with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.

The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the trust or by a majority of the outstanding voting securities of the trust (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the trust, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The management contract may be terminated without penalty by the Trustees of the trust or by vote of a majority of the outstanding voting securities of the trust on not more than 60 days' nor less than 30 days' written notice to Pioneer, or by Pioneer on not less than 90 days' written notice to the trust, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the portfolios except with the consent of Pioneer.

The Trustees' approval of and the terms, continuance and termination of the management agreement are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management agreement, Pioneer assumes no responsibility other than to render the services called for under the management agreement, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. The management agreement requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management agreement, and except as specifically stated therein, Pioneer is not responsible for any of the portfolio's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.



                                              MANAGEMENT FEE AS A PERCENTAGE OF
PORTFOLIO                                     PORTFOLIO'S AVERAGE DAILY NET ASSETS
--------------------------------------------  -----------------------------------------------------------
Bond VCT Portfolio                            0.50%
--------------------------------------------  ----
Disciplined Value VCT Portfolio               0.70%
--------------------------------------------  ----
Emerging Markets VCT Portfolio                1.15%
--------------------------------------------  ----
Equity Income VCT Portfolio                   0.65% up to $1 billion and 0.60% on assets over $1
--------------------------------------------
                                              billion
                                              ----
Pioneer Fund VCT Portfolio                    0.65%
--------------------------------------------  ----
High Yield VCT Portfolio                      0.65% up to $1 billion and 0.60% on assets over $1
--------------------------------------------
                                              billion
                                              ----
Ibbotson Growth Allocation VCT Portfolio      0.13% on investments in underlying funds managed by
--------------------------------------------
                                              Pioneer (and cash) and 0.17% on other investments up to
                                              $2.5 Billion; 0.11% on investments in underlying funds
                                              managed by Pioneer (and cash) and 0.14% on other
                                              investments over $2.5 Billion and up to $4 Billion; 0.10%
                                              on investments in underlying funds managed by Pioneer
                                              (and cash) and 0.12% on other investments over $4
                                              Billion and up to $5.5 Billion; 0.08% on investments in
                                              underlying funds managed by Pioneer (and cash) and
                                              0.10% on other investments over $5.5 Billion and up to
                                              $7 Billion; 0.08% on investments in underlying funds
                                              managed by Pioneer (and cash) and 0.09% on other
                                              investments over $7 Billion
                                              -----------------------------------------------------------
                                              0.13% on investments in underlying funds managed by
Ibbotson Moderate Allocation VCT Portfolio    Pioneer (and cash) and 0.17% on other investments up to
--------------------------------------------
                                              $2.5 Billion; 0.11% on investments in underlying funds
                                              managed by Pioneer (and cash) and 0.14% on other
                                              investments over $2.5 Billion and up to $4 Billion; 0.10%
                                              on investments in underlying funds managed by Pioneer
                                              (and cash) and 0.12% on other investments over $4
                                              Billion and up to $5.5 Billion; 0.08% on investments in
                                              underlying funds managed by Pioneer (and cash) and
                                              0.10% on other investments over $5.5 Billion and up to
                                              $7 Billion; 0.08% on investments in underlying funds
                                              managed by Pioneer (and cash) and 0.09% on other
                                              investments over $7 Billion
                                              -----------------------------------------------------------
Mid Cap Value VCT Portfolio                   0.65%
--------------------------------------------  ----
Real Estate Shares VCT Portfolio              0.80% up to $500 million and 0.75% on assets over
--------------------------------------------
                                              $500 million
                                              ----------------------------------------------------------
Select Mid Cap Growth VCT Portfolio           0.74%
--------------------------------------------  ----
Strategic Income VCT Portfolio                0.65%
--------------------------------------------  ----

The above management fees are normally computed daily and paid monthly in arrears.


INVESTMENT SUBADVISERS

AEW CAPITAL MANAGEMENT, L.P. Pioneer has engaged AEW Capital Management, L.P. ("AEW") to act as the subadviser to Pioneer Real Estate Shares VCT Portfolio. Pioneer oversees the portfolios' operations and supervises AEW, which is responsible for the day-to-day management of the portfolios.As described in the prospectus, AEW serves as the real estate portfolio's investment subadviser with respect to a portion of the real estate portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate AEW as being responsible for the management of all the real estate portfolio's assets, with the exception of the real estate portfolio's cash balances, which will be invested by Pioneer. AEW will, among other things, continuously review and analyze the investments in the real estate portfolio's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the real estate portfolio's assets. AEW, a Delaware limited partnership is an investment adviser registered with the SEC. AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments.

As of December 31, 2012, AEW and its affiliates managed approximately $48.1 billion of client capital. AEW specializes in designing and executing real estate investment strategies focused in three areas: direct investments in real estate, real estate-related securities, such as REITs, and high-return debt and equity investments in real estate projects. AEW is a wholly owned subsidiary of Natixis Global Asset Management. AEW is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

Pioneer and AEW have entered into a subadvisory contract, dated as of May 3, 2004, pursuant to which AEW has agreed, among other things, to:

  - comply with the provisions of the Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the real estate portfolio;

  - cause the portfolio to comply with the requirements of Subchapters L and M of the Code;

  - comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

  - be responsible for voting proxies and acting on other corporate actions;

  - maintain separate books and detailed records of all matters pertaining to the portion of the real estate portfolio's assets advised by AEW required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

  - ensure that its Access Persons comply in all respects with AEW's Code of Ethics, as in effect from time to time; and furnish reports to the Trustees and Pioneer.

For its services, AEW is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Pioneer Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares (another real estate fund managed by Pioneer) and 0.30% of the combined average daily net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares in excess of $100 million. As of December 31, 2012, the combined net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares were $179,917,160. The fee will be paid monthly in arrears. The portfolio has no responsibility to pay any fee to AEW.


IBBOTSON ASSOCIATES, INC. Pioneer has engaged Ibbotson Associates, Inc. ("Ibbotson or the "subadviser") to act as the subadviser to Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio. Pioneer oversees the portfolios' operations and supervises Ibbotson, which is responsible for the day-to-day management of the portfolios. Ibbotson will, among other things, continuously review and analyze the investments in the portfolios and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolios' assets. Effective December 31, 2011, Ibbotson Associates Advisors, LLC merged into Ibbotson Associates, Inc. Effective

January 1, 2012, Ibbotson Associates, Inc. serves as the subadviser to the portfolio. As of December 31, 2012, Ibbotson had approximately $25.7 billion in assets under management. Ibbotson is located at 22 West Washington Street, Chicago, Illinois 60602. Ibbotson is registered as an investment adviser under the Advisers Act.

Pioneer and Ibbotson have entered into a subadvisory contract, dated March 1, 2006, pursuant to which Ibbotson has agreed, among other things, to:

  - comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective portfolio;

  - to provide Pioneer information needed in order for Pioneer to monitor each portfolio's compliance with Subchapter M of the Internal Revenue Code of 1986 for qualification as a regulated investment company;

  - comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

  - maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the portfolio;

  - ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

  - furnish reports to the Trustees and Pioneer.


For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each portfolio's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee will be paid monthly in arrears. The portfolios do not pay a fee to the subadviser.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

EXPENSE LIMITATION AGREEMENTS. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce a portfolio's total annual operating expenses to a specified percentage of average daily net assets of that class as indicated below attributable to a specific class. Further, Pioneer has agreed to waive its fees and/or reimburse the fund-wide expenses attributable to any other authorized class of a Portfolio's shares to the same extent that such expenses are reduced for that portfolio's Class I or Class II shares, as the case may be. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. In no event, shall Pioneer Funds Distributor, Inc. be required to waive or PIM reimburse any fees payable under the Trust's Rule 12b-1 Plan. The expense limitation does not limit acquired fund fees and expenses indirectly incurred by a shareholder, including the expenses of underlying funds in which Ibbotson Growth Allocation VCT and Ibbotson Moderate Allocation VCT invest. Pioneer expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement with the portfolio on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

                                  PERCENTAGE OF PORTFOLIO'S
PORTFOLIO                         AVERAGE DAILY NET ASSETS
--------------------------------  --------------------------
Bond VCT                          0.62% (Class I)
--------------------------------  --------------------------
Disciplined Value VCT             1.00% (Class II)
--------------------------------  --------------------------
Select Mid Cap Growth VCT         0.85% (Class I)
--------------------------------  --------------------------
Ibbotson Growth Allocation VCT    0.48% (Class II)
--------------------------------  --------------------------
Ibbotson Moderate Allocation
VCT                               0.48% (Class II)
--------------------------------  --------------------------


See "Annual Fee, Expense and Other Information" for the management fees paid to Pioneer during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The trust entered into an amended and restated administration agreement with Pioneer, pursuant to which Pioneer acts as each portfolio's administrator, performing certain accounting, administration and legal services for the portfolios. Pursuant to the amended and restated administration agreement Pioneer is reimbursed for its costs of providing such services. The costs of these services is based on direct costs and costs of overhead, subject to the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.


Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


POTENTIAL CONFLICTS OF INTEREST. Pioneer also serves as investment adviser to other mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, PFD and the subadvisers have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees , including, in the case of Pioneer's code, designated employees of certain of Pioneer's affiliates. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC. Personnel of the subadviser to any portfolio are subject to the subadviser's code of ethics, which has been reviewed by the Board.



5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN


PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund, on behalf of the portfolios, in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. A portfolio will not generally issue shares for consideration other than cash. At a portfolio's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

It is a portfolio's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Pioneer's discretion, be paid in portfolio securities. Each portfolio has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

CLASS II 12B-1 PLAN

The Trust, on behalf of its portfolios, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the portfolio will pay a distribution fee at the annual rate of up to 0.25% of the portfolio's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the portfolio. The trust has not adopted a distribution plan with respect to its portfolios' Class I shares.

In accordance with the terms of the distribution plan, PFD provides to the portfolio for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the distribution plan, they will consider the continued appropriateness and the level of compensation the distribution plan provides. The portfolio may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a portfolio or fund based on the number of shares sold. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to PFD's expenditures, and, consequently, PFD can make a profit under the plan.

No interested person of the Trust, nor any Trustee of the trust who is not an interested person of the trust, has any direct or indirect financial interest in the operation of the distribution plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the distribution plan by a portfolio and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredit, or in UniCredit's subsidiaries.

The distribution plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the distribution plan), cast in person at a meeting called for the purpose of voting on the distribution plan. In approving the distribution plan, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the distribution plan will benefit each portfolio and its current and future shareholders. Under its terms, the distribution plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The distribution plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the distribution plan must also be approved by the Trustees in the manner described above. The distribution plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the distribution plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the respective Class and portfolio of the Trust.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which variable life and annuity products ("variable products") that invest in shares of the portfolios may receive all or a portion of the sales charges and/or premium in connection with the sale of the variable product. Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional cash payments to financial intermediaries in connection with the promotion and sale of variable products that invest in shares of the portfolios. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the portfolios. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that promote the investment of the assets of a variable product in shares of the portfolios receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries, and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative, shareholder servicing or similar agreement with Pioneer Affiliates.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and it clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the variable products that include the portfolio or to invest in the portfolios the through such variable products over other mutual funds. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the selection of the portfolios as an investment option under a variable product. Pioneer Affiliates are motivated to make the payments described above since they promote investment in the portfolios and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent that clients of the financial intermediaries invest more of the assets of a variable product in one or more portfolios, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the portfolios with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the portfolios. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

OTHER CASH PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of shares of portfolios. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

REVENUE SHARING PAYMENTS BY THE SPONSOR OF A VARIABLE PRODUCT. In addition to the payments by Pioneer, the sponsor of variable products that invest in the portfolios may similarly compensate financial intermediaries out of their own resources. You should consult the prospectus for the variable product to learn more about payments, if any, made by the sponsor of your variable product.



6. CUSTODIAN AND SUB-ADMINISTRATOR

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of each portfolio's assets. The custodian's responsibilities include safekeeping and controlling each portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each portfolio's investments.

Effective March 5, 2012, BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.


7. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the independent registered public accounting firm of each portfolio, provided audit services, tax return review services, and assistance and consultation with respect to filings with the SEC for the fiscal year ended December 31, 2012.


8. PORTFOLIO MANAGEMENT


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The following tables indicate, for each portfolio manager of the portfolio, information about the accounts other than the portfolio over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2012. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                       BOND VCT

                                                                              NUMBER OF ACCOUNTS      ASSETS MANAGED
                                             NUMBER OF               TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                       ACCOUNTS              ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT           MANAGED             MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  --------------------- -----------  ------------------  --------------------  ------------------
Kenneth J. Taubes    Other Registered
                     Investment
                     Companies                     5    $10,427,260,000                      N/A                 N/A
                     Other Pooled
                     Investment Vehicles           3    $ 4,110,912,000                      N/A                 N/A
                     Other Accounts               15    $ 2,628,366,000                      N/A                 N/A
-------------------  ---------------------        --    ---------------     --------------------  ------------------
Charles Melchreit    Other Registered
                     Investment
                     Companies                    10    $11,715,506,000                      N/A                 N/A
                     Other Pooled
                     Investment Vehicles           2    $   660,943,000                      N/A                 N/A
                     Other Accounts                4    $ 1,158,476,000                      N/A                 N/A
-------------------  ---------------------        --    ---------------     --------------------  ------------------


DISCIPLINED VALUE VCT


                                                                              NUMBER OF ACCOUNTS      ASSETS MANAGED
                                              NUMBER OF              TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                        ACCOUNTS             ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT            MANAGED            MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  ---------------------- -----------  -----------------  --------------------  ------------------
John Peckham         Other Registered
                     Investment Companies           5    $3,411,484,000                      1    $1,282,362,000
                     Other Pooled
                     Investment Vehicles            3    $2,903,894,000                      2    $2,472,147,000
                     Other Accounts                 0    $            0                    N/A                  N/A
-------------------  ---------------------- -----------  --------------     --------------------     --------------
Ashesh Savla         Other Registered
                     Investment Companies           2    $   84,234,000                    N/A                  N/A
                     Other Pooled
                     Investment Vehicles            2    $  812,099,000                      1    $  178,571,000
                     Other Accounts                 0    $            0                    N/A                  N/A
-------------------  ---------------------- -----------  --------------     --------------------     --------------
Brian Popiel         Other Registered
                     Investment Companies           1    $   42,011,000                    N/A                  N/A
                     Other Pooled
                     Investment Vehicles            0    $            0                    N/A                  N/A
                     Other Accounts                 0    $            0                    N/A                  N/A
-------------------  ---------------------- -----------  --------------     --------------------     --------------

                                                           EMERGING MARKETS VCT

                                                                              NUMBER OF ACCOUNTS      ASSETS MANAGED
                                                NUMBER OF            TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                          ACCOUNTS           ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT              MANAGED          MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  ------------------------ -----------  ---------------  --------------------  ------------------
Mauro Ratto          Other Registered
                     Investment Companies             1    $310,948,000                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                         0    $          0                      N/A                 N/A
                     Other Accounts                   0    $          0                      N/A                 N/A
-------------------  ------------------------ -----------  ------------     --------------------  ------------------
Marco Mencini        Other Registered
                     Investment Companies             1    $310,948,000                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                         0    $          0                      N/A                 N/A
                     Other Accounts                   0    $          0                      N/A                 N/A
-------------------  ------------------------ -----------  ------------     --------------------  ------------------
Andrea Salvatori     Other Registered
                     Investment Companies             2    $635,477,000                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                         2    $110,000,000                      N/A                 N/A
                     Other Accounts                   0    $          0                      N/A                 N/A
-------------------  ------------------------ -----------  ------------     --------------------  ------------------


EQUITY INCOME VCT


                                                                                 NUMBER OF ACCOUNTS      ASSETS MANAGED
                                                 NUMBER OF              TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                           ACCOUNTS             ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER        TYPE OF ACCOUNT           MANAGED            MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-----------------------  --------------------- -----------  -----------------  --------------------  ------------------
John A. Carey            Other Registered
                         Investment
                         Companies                     6    $7,257,686,000                      1    $4,582,935,000
                         Other Pooled
                         Investment Vehicles           2    $1,472,157,000                      1    $1,449,424,000
                         Other Accounts                1    $   81,968,000                    N/A                  N/A
-----------------------  --------------------- -----------  --------------     --------------------     --------------
Walter Hunnewell, Jr.    Other Registered
                         Investment
                         Companies                     6    $7,257,686,000                      1    $4,582,935,000
                         Other Pooled
                         Investment Vehicles           2    $1,472,157,000                      1    $1,449,424,000
                         Other Accounts                1    $   81,968,000                    N/A                  N/A
-----------------------  --------------------- -----------  --------------     --------------------     --------------

                                                               PIONEER FUND VCT



                                                                                 NUMBER OF ACCOUNTS      ASSETS MANAGED
                                                 NUMBER OF              TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                           ACCOUNTS             ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER        TYPE OF ACCOUNT           MANAGED            MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-----------------------  --------------------- -----------  -----------------  --------------------  ------------------
John A. Carey            Other Registered
                         Investment
                         Companies                     6    $7,227,875,000                      1    $4,582,935,000
                         Other Pooled
                         Investment Vehicles           2    $1,472,157,000                      1    $1,449,424,000
                         Other Accounts                1    $   81,968,000                    N/A                  N/A
-----------------------  --------------------- -----------  --------------     --------------------     --------------
Walter Hunnewell, Jr.    Other Registered
                         Investment
                         Companies                     6    $7,227,875,000                      1    $4,582,935,000
                         Other Pooled
                         Investment Vehicles           2    $1,472,157,000                      1    $1,449,424,000
                         Other Accounts                1    $   81,968,000                    N/A                  N/A
-----------------------  --------------------- -----------  --------------     --------------------     --------------


HIGH YIELD VCT


                                                                              NUMBER OF ACCOUNTS      ASSETS MANAGED
                                              NUMBER OF              TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                        ACCOUNTS             ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT            MANAGED            MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  ---------------------- -----------  -----------------  --------------------  ------------------
Andrew Feltus        Other Registered
                     Investment Companies           9    $8,007,289,000                      N/A                 N/A
                     Other Pooled
                     Investment Vehicles            3    $4,683,392,000                      N/A                 N/A
                     Other Accounts                 1    $  643,011,000                      N/A                 N/A
-------------------  ---------------------- -----------  --------------     --------------------  ------------------
Tracy Wright         Other Registered
                     Investment Companies           4    $4,412,648,000                      N/A                 N/A
                     Other Pooled
                     Investment Vehicles            2    $4,612,512,000                      N/A                 N/A
                     Other Accounts                 1    $  160,059,000                      N/A                 N/A
-------------------  ---------------------- -----------  --------------     --------------------  ------------------

                                                 IBBOTSON GROWTH ALLOCATION VCT


                                                                             NUMBER OF ACCOUNTS      ASSETS MANAGED
                                             NUMBER OF              TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                       ACCOUNTS             ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT           MANAGED            MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  --------------------- -----------  -----------------  --------------------  ------------------
Scott Wentsel        Other Registered
                     Investment
                     Companies                    18    $ 3,351,402,396                     N/A                 N/A
                     Other Pooled
                     Investment Vehicles           0    $             0                     N/A                 N/A
                     Other Accounts              114    $73,397,686,482                     N/A                 N/A
-------------------  ---------------------       ---    ---------------    --------------------  ------------------
Brian Huckstep       Other Registered
                     Investment
                     Companies                    18    $ 3,351,402,396                     N/A                 N/A
                     Other Pooled
                     Investment Vehicles           0    $             0                     N/A                 N/A
                     Other Accounts               27    $ 1,018,347,558                     N/A                 N/A
-------------------  ---------------------       ---    ---------------    --------------------  ------------------
Paul Arnold          Other Registered
                     Investment
                     Companies                     5    $   829,323,716                     N/A                 N/A
                     Other Pooled
                     Investment Vehicles           0    $             0                     N/A                 N/A
                     Other Accounts                5    $     6,427,488                     N/A                 N/A
-------------------  ---------------------       ---    ---------------    --------------------  ------------------


IBBOTSON MODERATE ALLOCATION VCT


                                                                             NUMBER OF ACCOUNTS      ASSETS MANAGED
                                             NUMBER OF              TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                       ACCOUNTS             ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT           MANAGED            MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  --------------------- -----------  -----------------  --------------------  ------------------
Scott Wentsel        Other Registered
                     Investment
                     Companies                    18    $ 3,260,051,017                     N/A                 N/A
                     Other Pooled
                     Investment Vehicles           0    $             0                     N/A                 N/A
                     Other Accounts              114    $73,397,686,482                     N/A                 N/A
-------------------  ---------------------       ---    ---------------    --------------------  ------------------
Brian Huckstep       Other Registered
                     Investment
                     Companies                    18    $ 3,260,051,017                     N/A                 N/A
                     Other Pooled
                     Investment Vehicles           0    $             0                     N/A                 N/A
                     Other Accounts               27    $ 1,018,347,558                     N/A                 N/A
-------------------  ---------------------       ---    ---------------    --------------------  ------------------
Paul Arnold          Other Registered
                     Investment
                     Companies                     5    $   737,972,337                     N/A                 N/A
                     Other Pooled
                     Investment Vehicles           0    $             0                     N/A                 N/A
                     Other Accounts                5    $     6,427,488                     N/A                 N/A
-------------------  ---------------------       ---    ---------------    --------------------  ------------------

                                                              MID CAP VALUE VCT


                                                                                 NUMBER OF ACCOUNTS      ASSETS MANAGED
                                                 NUMBER OF              TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                           ACCOUNTS             ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER        TYPE OF ACCOUNT           MANAGED            MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-----------------------  --------------------- -----------  -----------------  --------------------  ------------------
Edward T. Shadek, Jr.    Other Registered
                         Investment
                         Companies                     5    $4,987,667,000                      2    $2,340,973,000
                         Other Pooled
                         Investment Vehicles           1    $  431,747,000                    N/A                  N/A
                         Other Accounts                0    $            0                    N/A                  N/A
-----------------------  --------------------- -----------  --------------     --------------------     --------------
Timothy Horan            Other Registered
                         Investment
                         Companies                     3    $1,726,191,000                      1    $1,079,318,000
                         Other Pooled
                         Investment Vehicles           1    $  252,150,000                    N/A                  N/A
                         Other Accounts                2    $   18,145,000                    N/A                  N/A
-----------------------  --------------------- -----------  --------------     --------------------     --------------


REAL ESTATE SHARES VCT


                                                                                NUMBER OF ACCOUNTS      ASSETS MANAGED
                                                     NUMBER OF         TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                               ACCOUNTS        ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER     TYPE OF ACCOUNT                  MANAGED       MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
--------------------  ---------------------------- -----------  ------------  --------------------  ------------------
Matthew A. Troxell    Other Registered Investment
                      Companies                            4    $  550.6m                    N/A                  N/A
                      Other Pooled Investment
                      Vehicles                             5    $1,148.3m                      1    $151.6m
                      Other Accounts                      28    $ 2898.8m                      7    $854.3m
--------------------  ----------------------------        --    --------      --------------------  ------
Jeffrey P. Caira      Other Registered Investment
                      Companies                            4    $  550.6m                    N/A                  N/A
                      Other Pooled Investment
                      Vehicles                             5    $1,148.3m                    N/A                  N/A
                      Other Accounts                     28x    $ 2898.8m                    N/A                  N/A
--------------------  ----------------------------        --    --------      --------------------             ------

                                                         REAL ESTATE SHARES VCT


                                                                               NUMBER OF ACCOUNTS      ASSETS MANAGED
                                                    NUMBER OF         TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                              ACCOUNTS        ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT                  MANAGED       MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  ---------------------------- -----------  ------------  --------------------  ------------------
J. Hall Jones        Other Registered Investment
                     Companies                            4    $  550.6m                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                             5    $1,148.3m                      N/A                 N/A
                     Other Accounts                      28    $ 2898.8m                      N/A                 N/A
-------------------  ----------------------------        --    --------      --------------------  ------------------
Roman Ranocha        Other Registered Investment
                     Companies                            4    $  550.6m                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                             5    $1,148.3m                      N/A                 N/A
                     Other Accounts                      28    $2,898.8m                      N/A                 N/A
-------------------  ----------------------------        --    --------      --------------------  ------------------



SELECT MID CAP GROWTH VCT



                                                                              NUMBER OF ACCOUNTS      ASSETS MANAGED
                                                NUMBER OF            TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                          ACCOUNTS           ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT              MANAGED          MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  ------------------------ -----------  ---------------  --------------------  ------------------
Kenneth Winston      Other Registered
                     Investment Companies             1    $445,713,000                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                         0    $          0                      N/A                 N/A
                     Other Accounts                   0    $          0                      N/A                 N/A
-------------------  ------------------------ -----------  ------------     --------------------  ------------------
Shaji John           Other Registered
                     Investment Companies             1    $445,713,000                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                         0    $          0                      N/A                 N/A
                     Other Accounts                   0    $          0                      N/A                 N/A
-------------------  ------------------------ -----------  ------------     --------------------  ------------------
Jon Stephenson       Other Registered
                     Investment Companies             1    $445,713,000                      N/A                 N/A
                     Other Pooled Investment
                     Vehicles                         0    $          0                      N/A                 N/A
                     Other Accounts                   0    $          0                      N/A                 N/A
-------------------  ------------------------ -----------  ------------     --------------------  ------------------

                                                           STRATEGIC INCOME VCT


                                                                                NUMBER OF ACCOUNTS      ASSETS MANAGED
                                             NUMBER OF                 TOTAL     MANAGED FOR WHICH           FOR WHICH
NAME OF                                       ACCOUNTS                ASSETS       ADVISORY FEE IS     ADVISORY FEE IS
PORTFOLIO MANAGER    TYPE OF ACCOUNT           MANAGED               MANAGED     PERFORMANCE-BASED   PERFORMANCE-BASED
-------------------  --------------------- -----------  --------------------  --------------------  ------------------
Kenneth J. Taubes    Other Registered
                     Investment
                     Companies                     5    $10,427,051,000                        N/A                 N/A
                     Other Pooled
                     Investment Vehicles           3    $ 4,110,912,000                        N/A                 N/A
                     Other Accounts               15    $ 2,628,366,000                        N/A                 N/A
-------------------  ---------------------        --    ---------------       --------------------  ------------------
Andrew Feltus        Other Registered
                     Investment
                     Companies                     9    $13,604,321,000                        N/A                 N/A
                     Other Pooled
                     Investment Vehicles           3    $ 4,683,392,000                        N/A                 N/A
                     Other Accounts                1    $   643,011,000                        N/A                 N/A
-------------------  ---------------------        --    ---------------       --------------------  ------------------
Charles Melchreit    Other Registered
                     Investment
                     Companies                    10    $11,715,297,000                        N/A                 N/A
                     Other Pooled
                     Investment Vehicles           2    $   660,943,000                        N/A                 N/A
                     Other Accounts                4    $ 1,158,476,000x                       N/A                 N/A
-------------------  ---------------------        --    ---------------       --------------------  ------------------



POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests (see "Compensation of Portfolio Managers for Pioneer Advised Portfolios" below). The portfolio's investment subadviser, if any, also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.


o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGERS FOR PIONEER ADVISED PORTFOLIOS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those portfolios, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:


o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the portfolio and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

COMPENSATION OF PORTFOLIO MANAGERS FOR SUBADVISED PORTFOLIOS. For the portfolios that have entered into investment subadvisory agreements, the system of compensation for portfolio managers is detailed below.


IBBOTSON ASSET ALLOCATION VCT PORTFOLIOS:

Ibbotson investment management employees are compensated with a salary plus bonus based on established management goals and sales goals.

REAL ESTATE SHARES VCT:


o Compensation for all of AEW professionals, including its REIT investment professionals, is composed of two parts: base salary (fixed) and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various functional areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within its industry.

o Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including

 Portfolio Manager Matt Troxell, are eligible for participation in AEW's Long-Term Compensation program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company, Natixis Global Asset Management.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of December 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers of each portfolio.



                                            NAME OF
PORTFOLIO                                   PORTFOLIO MANAGER        BENEFICIAL OWNERSHIP OF THE FUND*
------------------------------------------  -----------------------  ----------------------------------
Bond VCT                                    Kenneth J. Taubes        A
------------------------------------------  -----------------------  ----------------------------------
Bond VCT                                    Charles Melchreit        A
------------------------------------------  -----------------------  ----------------------------------
Disciplined Value VCT                       John Peckham             A
------------------------------------------  -----------------------  ----------------------------------
Disciplined Value VCT                       Ashesh Savla             A
------------------------------------------  -----------------------  ----------------------------------
Disciplined Value VCT                       Brian Popiel             A
------------------------------------------  -----------------------  ----------------------------------
Emerging Markets VCT                        Mauro Ratto              A
------------------------------------------  -----------------------  ----------------------------------
Emerging Markets VCT                        Marco Mencini            A
------------------------------------------  -----------------------  ----------------------------------
Emerging Markets VCT                        Andrea Salvatori         A
------------------------------------------  -----------------------  ----------------------------------
Equity Income VCT                           John A. Carey            A
------------------------------------------  -----------------------  ----------------------------------
Equity Income VCT                           Walter Hunnewell, Jr.    A
------------------------------------------  -----------------------  ----------------------------------
Pioneer Fund VCT                            John A. Carey            A
------------------------------------------  -----------------------  ----------------------------------
Pioneer Fund VCT                            Walter Hunnewell, Jr.    A
------------------------------------------  -----------------------  ----------------------------------
High Yield VCT                              Andrew Feltus            A
------------------------------------------  -----------------------  ----------------------------------
High Yield VCT                              Tracy Wright             A
------------------------------------------  -----------------------  ----------------------------------
Ibbotson Asset Allocation VCT Portfolios    Scott Wentsel            A
------------------------------------------  -----------------------  ----------------------------------
Ibbotson Asset Allocation VCT Portfolios    Brian Huckstep           A
------------------------------------------  -----------------------  ----------------------------------
Ibbotson Asset Allocation VCT Portfolios    Paul Arnold              A
------------------------------------------  -----------------------  ----------------------------------
Mid Cap Value VCT                           Edward T Shadek, Jr.     A
------------------------------------------  -----------------------  ----------------------------------
Mid Cap Value VCT                           Timothy Horan            A
------------------------------------------  -----------------------  ----------------------------------
Real Estate Shares VCT                      Matthew A. Troxell       A
------------------------------------------  -----------------------  ----------------------------------
Real Estate Shares VCT                      Jeffrey P. Caira         A
------------------------------------------  -----------------------  ----------------------------------
Real Estate Shares VCT                      J. Hall Jones            A
------------------------------------------  -----------------------  ----------------------------------
Real Estate Shares VCT                      Roman Ranocha            A
------------------------------------------  -----------------------  ----------------------------------
Select Mid Cap Growth VCT                   Kenneth Winston          A
------------------------------------------  -----------------------  ----------------------------------
Select Mid Cap Growth VCT                   Shaji John               A
------------------------------------------  -----------------------  ----------------------------------
Select Mid Cap Growth VCT                   Jon Stephenson           A
------------------------------------------  -----------------------  ----------------------------------
Strategic Income VCT                        Kenneth J. Taubes        A
------------------------------------------  -----------------------  ----------------------------------
Strategic Income VCT                        Andrew Feltus            A
------------------------------------------  -----------------------  ----------------------------------
Strategic Income VCT                        Charles Melchreit        A
------------------------------------------  -----------------------  ----------------------------------


*     Key to Dollar Ranges



A.    None
----  ----------------------
B.    $1 - $10,000
----  ----------------------
C.    $10,001 - $50,000
----  ----------------------
D.    $50,001 - $100,000
----  ----------------------
E.    $100,001 - $500,000
----  ----------------------
F.    $500,001 - $1,000,000
----  ----------------------
G.    Over $1,000,000
----  ----------------------

9. PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer pursuant to authority contained in the portfolio's management contract. Pioneer seeks to obtain the best execution on portfolio trades on behalf of the portfolio. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).


Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.


Pioneer may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The portfolios may participate in third-party brokerage and/or expense offset arrangements to reduce a portfolio's total operating expenses. Pursuant to third-party brokerage arrangements, a portfolio may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay a portfolio's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a portfolio would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce a portfolio's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the portfolio's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a portfolio may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.


See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.


10. DESCRIPTION OF SHARES

As an open-end management investment company, each portfolio continuously offers its shares and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each portfolio are fully paid and non-assessable. Shares will remain on deposit with the portfolios' transfer agent and certificates will not normally be issued.


Each portfolio is a series of Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Trust"). Currently, the Trust consists of 12 portfolios. The Trustees have authorized the issuance of Class I and Class II shares of each portfolio. Each share of a class of a portfolio represents an equal proportionate interest in the assets of the portfolio allocable to that class. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a portfolio represent an interest in the same investments of the portfolio. Each class has identical rights (based on relative net asset values) as to voting, redemption, dividends and liquidation proceeds. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class II shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan for Class II shares.

THE TRUST

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of September 16, 1994, as amended, is on file with the office of the Secretary of State of Delaware.

Each portfolio is a series of the trust, a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth declaration. Some of the more significant provisions of the declaration are described below.

SHAREHOLDER VOTING

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.


The portfolios are not required to hold an annual meeting of shareholders, but the portfolios will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.


Shares of the portfolios are offered to insurance companies issuing Variable Contracts and to certain Qualified Plans, which are the shareholders of record of the portfolios. A contract holder is entitled to instruct his or her participating insurance company as to how to vote shares attributable to his or her Variable Contract. Each participating insurance company will vote portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. Each participating insurance company will vote portfolio shares attributable to a Variable Contract for which no timely instructions are received from a contract holder, as well as shares it owns, in the same proportion as those for which such insurance company receives voting instructions. This practice is commonly referred to as "echo voting." As a consequence of echo voting, if only a small percentage of contract holders submits voting instructions, those contract holders may determine the outcome of proposals subject to a shareholder vote.

ELECTION AND REMOVAL OF TRUSTEES

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the Board or by a majority of the outstanding shareholders of the trust.

AMENDMENTS TO THE DECLARATION

The trustees are authorized to amend the declaration without the vote of shareholders, subject to the limitations imposed by the 1940 Act, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

ISSUANCE AND REDEMPTION OF SHARES

The portfolios may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The portfolios may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

DISCLOSURE OF SHAREHOLDER HOLDINGS

The declaration specifically requires shareholders, upon demand, to disclose to the portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolio may disclose such ownership if required by law or regulation.

SMALL ACCOUNTS

The declaration provides that the portfolio may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

SERIES AND CLASSES

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the portfolio, as a series of the trust, represents an interest in the portfolio only and not in the assets of any other series of the trust.

SHAREHOLDER, TRUSTEE AND OFFICER LIABILITY

The declaration provides that shareholders are not personally liable for the obligations of the portfolio and requires a portfolio to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the portfolio. In addition, the portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the portfolio shall be liable to the portfolio or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the portfolio to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the portfolio or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the portfolio the full protection from liability that the law allows.

The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.

DERIVATIVE ACTIONS

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the portfolio's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio's costs, including attorneys' fees.

The declaration further provides that the portfolio shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the portfolio is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolio be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

11. PRICING OF SHARES


The net asset value per share of each class of a portfolio is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a portfolio's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a portfolio could change on a day you cannot buy or sell shares of the portfolio.


When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, a portfolio may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. A portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.

12. TAX STATUS


Each portfolio is treated as a separate entity for U.S. federal income tax purposes. Each portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the portfolio's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and
(2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the portfolio's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which a portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the portfolio. Consequently, in order to qualify as a regulated investment company, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a portfolio qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the portfolio generally will not be subject to U.S. federal income tax on any income of the portfolio, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a portfolio meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. A portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The portfolios intend to distribute at least annually all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The Accounts are required to meet certain diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of an Account's assets that may be represented by any four or fewer investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of an Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are each considered a single investment. In addition, each U.S. government agency or instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.


If a portfolio qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts, separate accounts, and certain other permitted categories of investors, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any Account invested wholly in a portfolio would also satisfy such diversification requirements.

If, for any taxable year, a portfolio fails to qualify for treatment as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of
Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Variable Contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and contract holders could be currently taxed on the investment earnings that have accrued under their contracts during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. Under certain circumstances, a portfolio may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the portfolio may incur significant portfolio-level taxes and may be forced to dispose of certain assets. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the applicable Variable Contract's prospectus.


The portfolios are not expected to be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because that tax does not apply to regulated investment companies, like the portfolios, whose only shareholders are certain tax-exempt trusts and segregated asset accounts of life insurance companies held in connection with variable annuity contracts or variable life insurance policies.

For a Variable Contract to qualify for tax-favored treatment, assets in the Accounts supporting the Variable Contract must be considered to be owned by the Participating Insurance Company and not by the contract holder. Under current U.S. federal income tax law, if a contract holder has excessive control over the investments made by an Account, the contract owner will be taxed currently on income and gains from the Account or portfolio. Under those circumstances, the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the Internal Revenue Service (the "IRS"), there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the Variable Contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that Variable Contracts might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns the actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. A contract holder thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by any contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

The IRS may issue additional guidance on the investor control doctrine, which might further restrict the actions of contract holders or features of the Variable Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract holders currently on income and gains from the portfolios such that the contract holders would not derive the tax benefits normally associated with variable life insurance or variable annuities.

All dividends are treated for federal income tax purposes as received by the Participating Insurance Company or Qualified Plan rather than by the contract holder or Qualified Plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a portfolio may be "spilled back" and treated for certain purposes as paid by the portfolio during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.


For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. Each portfolio is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and may not be distributed as such to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the portfolio may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. See "Annual Fee, Expense and Other Information" for each portfolio's available capital loss carryforwards. Generally, the portfolios may not carry forward any losses other than net capital losses. Under certain circumstances, a portfolio may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to portfolio shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on sales or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.


Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test.

If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the portfolio to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the portfolio level, a portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the portfolio. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for a portfolio to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the portfolio on an annual basis, which it might not agree to do. The portfolios may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.

Certain portfolios may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the portfolios. Federal income tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a portfolio may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.


Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a portfolio may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by a portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to a portfolio. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.


The portfolios may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations, that portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the portfolio for that taxable year. If at least 50% of a portfolio's total assets at the close of each quarter of a taxable year consist of interests in other regulated investment companies, the portfolio may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other regulated investment companies and passed through to the portfolio for that taxable year. If a portfolio so elects, shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a portfolio qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the portfolio or those other regulated investment companies for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the portfolio or those other regulated investment companies, although such shareholders will be required to include their shares of such taxes in gross income if the applicable portfolio makes the election described above.

If a portfolio makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the portfolio realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the portfolio that is deemed, under the Code, to be U.S.-source income in the hands of the portfolio. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a portfolio or other regulated investment companies in which the portfolio invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a portfolio does make the election, it will provide required tax information to shareholders. A portfolio generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.


A portfolio is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of portfolio shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A portfolio may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.


If, as anticipated, the portfolios qualify as regulated investment companies under the Code, the portfolios will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

13. FINANCIAL STATEMENTS

The portfolio's financial statements and financial highlights for the fiscal year ended December 31, 2012 appearing in the portfolio's annual report, filed with the SEC on February 27, 2013 (Accession No. 0000078713-13-000024) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The portfolio's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

14. ANNUAL FEE, EXPENSE AND OTHER INFORMATION


PORTFOLIO TURNOVER

The annual portfolio turnover rate for each of the portfolios for the fiscal years ended December 31, 2012 and 2011 was:



                                      2012   2011
                                    ------  -----
Bond VCT                             26%     38%
----------------------------------   ---     ---
Disciplined Value VCT                74%    18%*
----------------------------------   ---    ---
Emerging Markets VCT Bond           143%    215%
----------------------------------  ---     ---
Equity Income VCT                    47%     34%
----------------------------------   ---     ---
Pioneer Fund VCT                     44%     10%
----------------------------------   ---     ---
Select Mid Cap Growth VCT           135%    111%
----------------------------------  ---     ---
High Yield VCT                       44%     43%
----------------------------------   ---     ---
Ibbotson Growth Allocation VCT        9%     10%
----------------------------------   ---     ---
Ibbotson Moderate Allocation VCT      9%     13%
----------------------------------   ---     ---
Mid Cap Value VCT                   103%     88%
----------------------------------  ---      ---
Real Estate Shares VCT                5%     10%
----------------------------------   ---     ---
Strategic Income VCT                 25%     43%
----------------------------------   ---     ---



* The higher than average portfolio turnover rate in 2012 as compared to 2011 was primarily driven by the change in investment adviser.


SHARE OWNERSHIP

As of April 1, 2013, the officers and trustees of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any of the portfolios' Class I or Class II shares as of April 1, 2013.



                                        NUMBER OF
PORTFOLIO               CLASS              SHARES    % OF CLASS  RECORD HOLDER
----------------------- -------  ----------------  ------------  ---------------------------------
Bond VCT                I         1,508,264.620         56.29    SYMETRA LIFE INSURANCE COMPANY
----------------------- -------  --------------         -----
                                                                 777 108th AVE NE STE 1200
                                                                 BELLEVUE, WA 98004-5135
                                                                 ---------------------------------
Bond VCT                I         1,196,270.372         43.85    ALLMERICA FINANCIAL LIFE
----------------------- -------  --------------         -----
                                                                 INSURANCE & ANNUITY CO
                                                                 1 SW SECURITY BENEFIT PL
                                                                 TOPEKA KS 66636-1000
                                                                 ---------------------------------
Bond VCT                II          113,969.473         23.22    MIDLAND NATIONAL LIFE INS CO.
----------------------- -------  --------------         -----
                                                                 ATTN SEPARATE ACCOUNT C
                                                                 4350 WESTOWN PKWY
                                                                 WEST DES MOINES IA 50266-1036
                                                                 ---------------------------------
Bond VCT                II          376,910.489         76.78    JEFFERSON NATIONAL LIFE INS CO.
----------------------- -------  --------------         -----
                                                                 ATTN SEPARATE ACCOUNTS
                                                                 9920 CORPORATE CAMPUS DR
                                                                 STE 100
                                                                 LOUISVILLE KY 40223-4051
                                                                 ---------------------------------
Disciplined Value VCT   II       10,284,497.141         59.56    GUARDIAN INSURANCE & ANNUITY CO.
----------------------- -------  --------------         -----
                                                                 INC S/A R B-SHARE
                                                                 GUARDIAN FUND 40B
                                                                 ATTN: PAUL LANNELLI 3 S
                                                                 3900 BURGESS PL
                                                                 BETHLEHEM PA 18017-9097
                                                                 ---------------------------------

                                       NUMBER OF
PORTFOLIO               CLASS             SHARES    % OF CLASS  RECORD HOLDER
----------------------- -------  ---------------  ------------  -----------------------------------
Disciplined Value VCT   II       5,741,167.916         33.25    GUARDIAN INSURANCE & ANNUITY CO.
----------------------- -------  -------------         -----
                                                                INC S/A R L-SHARE
                                                                GUARDIAN FUND 40L
                                                                ATTN: PAUL LANNELLI 3 S
                                                                3900 BURGESS PL
                                                                BETHLEHEM PA 18017-9097
                                                                -----------------------------------
Emerging Markets VCT    I          304,345.395         19.36    AMERICAN UNITED LIFE
----------------------- -------  -------------         -----
                                                                AUL AMERICAN UNIT INVESTMENT TRUST
                                                                ONE AMERICAN SQUARE
                                                                PO BOX 1995
                                                                INDIANAPOLIS, IN 46206-9102
                                                                -----------------------------------
Emerging Markets VCT    I          218,893.183         13.92    ALLMERICA FINANCIAL LIFE
----------------------- -------  -------------         -----
                                                                INSURANCE & ANNUITY CO
                                                                1 SW SECURITY BENEFIT PL
                                                                TOPEKA KS 66636-1000
                                                                -----------------------------------
Emerging Markets VCT    I          232,795.628         14.81    TRANSAMERICA LIFE INSURANCE
----------------------- -------  -------------         -----
                                                                COMPANY
                                                                4333 EDGEWOOD RD NE
                                                                CEDAR RAPIDS, IA 52499-0001
                                                                -----------------------------------
Emerging Markets VCT    I          650,926.066         41.40    AETNA LIFE INSURANCE ANNUITY CO.
----------------------- -------  -------------         -----
                                                                ING FUND OPERATIONS
                                                                ONE ORANGE WAY B3N
                                                                WINDSOR, CT 06095-4773
                                                                -----------------------------------
Emerging Markets VCT    II         786,932.452         38.95    METLIFE INSURANCE
----------------------- -------  -------------         -----
                                                                COMPANY OF CONNECTICUT
                                                                PO BOX 990027
                                                                HARTFORD CT 06199-0027
                                                                -----------------------------------
Emerging Markets VCT    II         220,345.193         10.91    SYMETRA FINANCIAL
----------------------- -------  -------------         -----
                                                                777 108th AVE NE STE 1200
                                                                BELLEVUE, WA 98004-5135
                                                                -----------------------------------
Emerging Markets VCT    II         347,012.531         17.17    ALLMERICA FINANCIAL LIFE
----------------------- -------  -------------         -----
                                                                INSURANCE & ANNUITY CO
                                                                1 SW SECURITY BENEFIT PL
                                                                TOPEKA KS 66636-1000
                                                                -----------------------------------
Emerging Markets VCT    II         208,184.053         10.30    TRANSAMERICA ADVISORS LIFE
----------------------- -------  -------------         -----
                                                                INSURANCE CO OF NEW YORK
                                                                INVESTORS CHOICE - INVESTOR SERIES
                                                                4333 EDGEWOOD RD NE
                                                                CEDAR RAPIDS, IA 52499-0001
                                                                -----------------------------------
Emerging Markets VCT    II         128,498.094          6.36    NATIONWIDE LIFE INS CO
----------------------- -------  -------------         -----
                                                                NWVA4
                                                                C/O IPO PORTFOLIO ACCOUNTING
                                                                PO BOX 182029
                                                                COLUMBUS, OH 43218-2029
                                                                -----------------------------------
Emerging Markets VCT    II         135,757.785          6.72    GENERAL AMERICAN LIFE INS CO
----------------------- -------  -------------         -----
                                                                C/O METLIFE ADVISORS
                                                                ATTN: TERRENCE SANTRY
                                                                501 BOYLSTON ST STE 5
                                                                BOSTON, MA 02116-3725
                                                                -----------------------------------
Equity Income VCT       I        1,401,634.574         36.38    ALLMERICA FINANCIAL LIFE
----------------------- -------  -------------         -----
                                                                INSURANCE & ANNUITY CO
                                                                1 SW SECURITY BENEFIT PL
                                                                TOPEKA KS 66636-1000
                                                                -----------------------------------

                                   NUMBER OF
PORTFOLIO           CLASS             SHARES    % OF CLASS  RECORD HOLDER
------------------- -------  ---------------  ------------  -----------------------------------
Equity Income VCT   I        2,411,529.578         62.60    AETNA LIFE INSURANCE
------------------- -------  -------------         -----
                                                            ING FUND OPERATIONS
                                                            CONVEYOR TN41
                                                            ONE ORANGE WAY B3N
                                                            WINDSOR, CT 06095-4773
                                                            -----------------------------------
Equity Income VCT   II         795,138.171         19.32    METLIFE INSURANCE
------------------- -------  -------------         -----
                                                            COMPANY OF CONNECTICUT
                                                            PO BOX 990027
                                                            HARTFORD CT 06199-0027
                                                            -----------------------------------
Equity Income VCT   II         555,271.717         13.49    SYMETRA FINANCIAL
------------------- -------  -------------         -----
                                                            777 108th AVE NE STE 1200
                                                            BELLEVUE, WA 98004-5135
                                                            -----------------------------------
Equity Income VCT   II         289,239.100          7.03    GUARDIAN INSURANCE & ANNUITY CO.
------------------- -------  -------------         -----
                                                            INC S/A R L-SHARE
                                                            GUARDIAN FUND 4L1
                                                            ATTN: PAUL LANNELLI 3 S
                                                            3900 BURGESS PL
                                                            BETHLEHEM PA 18017-9097
                                                            -----------------------------------
Equity Income VCT   II       1,425,370.706         34.63    GUARDIAN INSURANCE & ANNUITY CO.
------------------- -------  -------------         -----
                                                            INC S/A R B-SHARE
                                                            GUARDIAN FUND 4B1
                                                            ATTN: PAUL LANNELLI 3 S
                                                            3900 BURGESS PL
                                                            BETHLEHEM PA 18017-9097
                                                            -----------------------------------
Equity Income VCT   II         222,107.880          5.40    JEFFERSON NATIONAL LIFE INS CO
------------------- -------  -------------         -----
                                                            ATTN SEPARATE ACCOUNTS
                                                            9920 CORPORATE CAMPUS DR
                                                            STE 1000
                                                            LOUISVILLE KY 40223-4051
                                                            -----------------------------------
Equity Income VCT   II         610,084.069         14.82    ING USA ANNUITY & LIFE
------------------- -------  -------------         -----
                                                            INSURANCE CO ING FUND
                                                            OPERATIONS
                                                            CONVEYOR TN41
                                                            151 FARMINGTON AVENUE
                                                            HARTFORD CT 06156-0001
                                                            -----------------------------------
Pioneer Fund VCT    I        3,635,607.581         44.11    SYMETRA FINANCIAL
------------------- -------  -------------         -----
                                                            777 108th AVE NE STE 1200
                                                            BELLEVUE, WA 98004-5135
                                                            -----------------------------------
Pioneer Fund VCT    I        1,456,580.419         17.67    ALLMERICA FINANCIAL LIFE
------------------- -------  -------------         -----
                                                            INSURANCE & ANNUITY CO
                                                            1 SW SECURITY BENEFIT PL
                                                            TOPEKA KS 66636-1000
                                                            -----------------------------------
Pioneer Fund VCT    I          663,550.614          8.05    AETNA LIFE INSURANCE
------------------- -------  -------------         -----
                                                            ING FUND OPERATIONS
                                                            CONVEYOR TN41
                                                            ONE ORANGE WAY B3N
                                                            WINDSOR, CT 06095-4773
                                                            -----------------------------------
Pioneer Fund VCT    I        1,520,672.627         18.45    AMERICAN UNITED LIFE
------------------- -------  -------------         -----
                                                            AUL AMERICAN UNIT INVESTMENT TRUST
                                                            ONE AMERICAN SQUARE
                                                            PO BOX 1995
                                                            INDIANAPOLIS, IN 46206-9102
                                                            -----------------------------------

                                       NUMBER OF
PORTFOLIO               CLASS             SHARES    % OF CLASS  RECORD HOLDER
----------------------- -------  ---------------  ------------  ------------------------------------
Pioneer Fund VCT        II         653,345.629         69.86    HARTFORD LIFE INSURANCE
----------------------- -------  -------------         -----
                                                                COMPANY
                                                                SEPARATE ACCOUNT
                                                                ATTN: UIT OPERATIONS
                                                                PO BOX 2999
                                                                HARTFORD CT 06104-2999
                                                                ------------------------------------
Pioneer Fund VCT        II         132,262.887         14.14    ALLMERICA FINANCIAL LIFE
----------------------- -------  -------------         -----
                                                                INSURANCE & ANNUITY CO
                                                                1 SW SECURITY BENEFIT PL
                                                                TOPEKA KS 66636-1000
                                                                ------------------------------------
Pioneer Fund VCT        II          46,908.989          5.02    UNITED OF OMAHA LIFE INS CO.
----------------------- -------  -------------         -----
                                                                ATTN: PRODUCT ACCT & RPTING 11th FL
                                                                MUTUAL OF OMAHA PLAZA
                                                                OMAHA NE 68175-0001
                                                                ------------------------------------
Pioneer Fund VCT        II          54,519.306          5.83    JEFFERSON NATIONAL LIFE INS CO
----------------------- -------  -------------         -----
                                                                ATTN SEPARATE ACCOUNTS
                                                                10350 ORMSBY PARK PL STE 600
                                                                LOUISVILLE KY 40223-6178
                                                                ------------------------------------
Select Mid Cap Growth   I        2,796,639.300         64.08    SYMETRA FINANCIAL
                        -------  -------------         -----
VCT                                                             777 108th AVE NE STE 1200
-----------------------
                                                                BELLEVUE, WA 98004-5135
                                                                ------------------------------------
Select Mid Cap Growth   I          415,434.192          9.52    AMERICAN UNITED LIFE
                        -------  -------------         -----
VCT                                                             AUL AMERICAN UNIT INVESTMENT TRUST
-----------------------
                                                                ONE AMERICAN SQUARE
                                                                PO BOX 1995
                                                                INDIANAPOLIS, IN 46206-9102
                                                                ------------------------------------
Select Mid Cap Growth   I          568,050.329         13.02    AMERICAN UNITED LIFE
                        -------  -------------         -----
VCT                                                             AUL GROUP RETIREMENT ANNUITY
-----------------------
                                                                SEPARATE ACCOUNT II
                                                                ONE AMERICAN SQUARE
                                                                PO BOX 1995
                                                                INDIANAPOLIS, IN 46206-9102
                                                                ------------------------------------
High Yield VCT          I        1,225,996.151         21.48    ALLMERICA FINANCIAL LIFE INSURANCE
----------------------- -------  -------------         -----
                                                                & ANNUITY CO
                                                                1 SW SECURITY BENEFIT PL
                                                                TOPEKA KS 66636-1000
                                                                ------------------------------------
High Yield VCT          I        3,154,215.546         55.27    AETNA LIFE INSURANCE
----------------------- -------  -------------         -----
                                                                ING FUND OPERATIONS
                                                                CONVEYOR TN41
                                                                ONE ORANGE WAY B3N
                                                                WINDSOR, CT 06095-4773
                                                                ------------------------------------
High Yield VCT          I          672,151.108         11.78    NATIONWIDE INSURANCE COMPANY
----------------------- -------  -------------         -----
                                                                NWVLI4
                                                                C/O IPO PORTFOLIO ACCOUNTING
                                                                PO BOX 182029
                                                                COLUMBUS OH 43218-2029
                                                                ------------------------------------
High Yield VCT          I          401,526.742          7.04    NATIONWIDE INSURANCE COMPANY
----------------------- -------  -------------         -----
                                                                NWPP
                                                                C/O IPO PORTFOLIO ACCOUNTING
                                                                PO BOX 182029
                                                                COLUMBUS OH 43218-2029
                                                                ------------------------------------
High Yield VCT          II         338,625.180         27.66    SYMETRA FINANCIAL
----------------------- -------  -------------         -----
                                                                777 108th AVE NE STE 1200
                                                                BELLEVUE, WA 98004-5135
                                                                ------------------------------------

                                    NUMBER OF
PORTFOLIO           CLASS              SHARES    % OF CLASS  RECORD HOLDER
------------------- -------  ----------------  ------------  -----------------------------------
High Yield VCT      II          272,756.397         22.28    TRANSAMERICA ADVISORS LIFE
------------------- -------  --------------         -----
                                                             INSURANCE CO OF NEW YORK
                                                             INVESTORS CHOICE - INVESTOR SERIES
                                                             4333 EDGEWOOD RD NE
                                                             CEDAR RAPIDS, IA 52499-0001
                                                             -----------------------------------
High Yield VCT      II          213,877.589         17.47    NATIONWIDE LIFE INS CO
------------------- -------  --------------         -----
                                                             NWVA4
                                                             C/O IPO PORTFOLIO ACCOUNTING
                                                             PO BOX 182029
                                                             COLUMBUS, OH 43218-2029
                                                             -----------------------------------
High Yield VCT      II           68,746.164          5.62    MIDLAND NATIONAL LIFE INS CO.
------------------- -------  --------------         -----
                                                             ATTN SEPARATE ACCOUNT C
                                                             4350 WESTOWN PKWY
                                                             WEST DES MOINES IA 50266-1036
                                                             -----------------------------------
High Yield VCT      II          300,941.045         24.58    JEFFERSON NATIONAL LIFE INS CO
------------------- -------  --------------         -----
                                                             ATTN SEPARATE ACCOUNTS
                                                             9920 CORPORATE CAMPUS DR
                                                             STE 1000
                                                             LOUISVILLE KY 40223-4051
                                                             -----------------------------------
Ibbotson Growth     II       19,917,357.786         92.30    METLIFE INSURANCE COMPANY OF
                    -------  --------------         -----
Allocation VCT                                               CONNECTICUT
-------------------
                                                             PO BOX 990027
                                                             HARTFORD CT 06199-0027
                                                             -----------------------------------
Ibbotson Growth     II        1,661,675.848          7.70    MLI USA SEPARATE ACCOUNT A
                    -------  --------------         -----
Allocation VCT                                               METLIFE INVESTORS USA INSURANCE
-------------------
                                                             CO.
                                                             501 BOYLSTON ST
                                                             BOSTON MA 02116-3769
                                                             -----------------------------------
Ibbotson Moderate   I         1,051,194.765         99.77    ALLMERICA FINANCIAL LIFE INSURANCE
                    -------  --------------         -----
Allocation VCT                                               & ANNUITY CO
-------------------
                                                             1 SW SECURITY BENEFIT PL
                                                             TOPEKA KS 66636-1000
                                                             -----------------------------------
Ibbotson Moderate   II       10,109,483.009         79.85    METLIFE INSURANCE C0MPANY OF
                    -------  --------------         -----
Allocation VCT                                               CONNECTICUT
-------------------
                                                             PO BOX 990027
                                                             HARTFORD CT 06199-0027
                                                             -----------------------------------
Ibbotson Moderate   II        2,550,983.373         20.15    MLI USA SEPARATE ACCOUNT A
                    -------  --------------         -----
Allocation VCT                                               METLIFE INVESTORS USA INSURANCE
-------------------
                                                             CO.
                                                             501 BOYLSTON ST
                                                             BOSTON MA 02116-3769
                                                             -----------------------------------
Mid Cap Value VCT   I           889,703.973         19.51    SYMETRA FINANCIAL
------------------- -------  --------------         -----
                                                             777 108TH AVE NE STE 1200
                                                             BELLEVUE WA 98004-5135
                                                             -----------------------------------
Mid Cap Value VCT   I         1,316,500.971         28.87    ALLMERICA FINANCIAL LIFE INSURANCE
------------------- -------  --------------         -----
                                                             & ANNUITY CO
                                                             1 SW SECURITY BENEFIT PL
                                                             TOPEKA KS 66636-1000
                                                             -----------------------------------
Mid Cap Value VCT   I           466,825.017         10.24    UNITED OF OMAHA LIFE INS CO
------------------- -------  --------------         -----
                                                             ATTN: PRODUCT ACCT ING & REPORTING
                                                             11TH FLOOR
                                                             MUTUAL OF OMAHA PLAZA
                                                             OMAHA NE 68175-0001
                                                             -----------------------------------

                                      NUMBER OF
PORTFOLIO              CLASS             SHARES    % OF CLASS  RECORD HOLDER
---------------------- -------  ---------------  ------------  ------------------------------------
Mid Cap Value VCT      I        1,728,564.398         37.91    AETNA LIFE INSURANCE
---------------------- -------  -------------         -----
                                                               ING FUND OPERATIONS
                                                               CONVEYOR TN41
                                                               ONE ORANGE WAY B3N
                                                               WINDSOR, CT 06095-4773
                                                               ------------------------------------
Mid Cap Value VCT      II       1,884,230.858         12.85    METLIFE INSURANCE COMPANY OF
---------------------- -------  -------------         -----
                                                               CONNECTICUT
                                                               PO BOX 990027
                                                               HARTFORD CT 06199-0027
                                                               ------------------------------------
Mid Cap Value VCT      II       3,264,156.387         22.27    MLI USA SEPARATE ACCOUNT A METLIFE
---------------------- -------  -------------         -----
                                                               INVESTORS USA INSURANCE CO.
                                                               501 BOYLSTON ST
                                                               BOSTON MA 02116-3769
                                                               ------------------------------------
Mid Cap Value VCT      II       5,934,473.645         40.48    GUARDIAN INSURANCE & ANNUITY CO.
---------------------- -------  -------------         -----
                                                               INC S/A R B-SHARE
                                                               GUARDIAN FUND 43B
                                                               ATTN: PAUL LANNELLI 3 S
                                                               3900 BURGESS PL
                                                               BETHLEHEM PA 18017-9097
                                                               ------------------------------------
Mid Cap Value VCT      II       3,139,605.360         21.42    GUARDIAN INSURANCE & ANNUITY CO.
---------------------- -------  -------------         -----
                                                               INC S/A R L-SHARE
                                                               GUARDIAN FUND 43L
                                                               ATTN: PAUL LANNELLI 3 S
                                                               3900 BURGESS PL
                                                               BETHLEHEM PA 18017-9097
                                                               ------------------------------------
Real Estate VCT        I          387,833.028         73.41    ALLMERICA FINANCIAL LIFE INSURANCE
---------------------- -------  -------------         -----
                                                               & ANNUITY CO
                                                               1 SW SECURITY BENEFIT PL
                                                               TOPEKA KS 66636-1000
                                                               ------------------------------------
Real Estate VCT        I          131,922.413         24.97    UNITED OF OMAHA LIFE INS CO
---------------------- -------  -------------         -----
                                                               ATTN: PRODUCT ACCT ING & REPORTING,
                                                               11TH FLOOR
                                                               MUTUAL OF OMAHA PLAZA
                                                               OMAHA NE 68175-0001
                                                               ------------------------------------
Real Estate VCT        II         610,796.447         34.79    METLIFE INSURANCE COMPANY OF
---------------------- -------  -------------         -----
                                                               CONNECTICUT
                                                               PO BOX 990027
                                                               HARTFORD CT 06199-0027
                                                               ------------------------------------
Real Estate VCT        II         235,078.971         13.39    SYMETRA LIFE INSURANCE COMPANY
---------------------- -------  -------------         -----
                                                               777 108th AVE NE STE 1200
                                                               BELLEVUE, WA 98004-5135
                                                               ------------------------------------
Real Estate VCT        II         727,917.637         41.46    ALLMERICA FINANCIAL LIFE INSURANCE
---------------------- -------  -------------         -----
                                                               & ANNUITY CO
                                                               1 SW SECURITY BENEFIT PL
                                                               TOPEKA KS 66636-1000
                                                               ------------------------------------
Real Estate VCT        II          94,062.966          5.36    TRANSAMERICA ADVISORS LIFE
---------------------- -------  -------------         -----
                                                               INSURANCE CO OF NEW YORK
                                                               INVESTORS CHOICE - INVESTOR SERIES
                                                               4333 EDGEWOOD RD NE
                                                               CEDAR RAPIDS, IA 52499-0001
                                                               ------------------------------------
Strategic Income VCT   I           948,214621         97.77    ALLMERICA FINANCIAL LIFE INSURANCE
---------------------- -------  -------------         -----
                                                               & ANNUITY CO
                                                               1 SW SECURITY BENEFIT PL
                                                               TOPEKA KS 66636-1000
                                                               ------------------------------------

                                      NUMBER OF
PORTFOLIO              CLASS             SHARES    % OF CLASS  RECORD HOLDER
---------------------- -------  ---------------  ------------  -------------------------------
Strategic Income VCT   II       1,180,735.807         47.09    SYMETRA FINANCIAL
---------------------- -------  -------------         -----
                                                               777 108th AVE NE STE 1200
                                                               BELLEVUE, WA 98004-5135
                                                               -------------------------------
Strategic Income VCT   II       1,222,531.695         48.76    JEFFERSON NATIONAL LIFE INS CO
---------------------- -------  -------------         -----
                                                               ATTN SEPARATE ACCOUNTS
                                                               9920 CORPORATE CAMPUS DR
                                                               STE 1000
                                                               LOUISVILLE KY 40223-4051
                                                               -------------------------------


APPROXIMATE MANAGEMENT FEES A PORTFOLIO PAID OR OWED PIONEER

The following table shows the dollar amount of gross investment management fees incurred by to the portfolio, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any for the fiscal years ended December 31, 2012, 2011, and 2010. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.



                                                           FOR THE FISCAL YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------
NAME OF PORTFOLIO                                                 2012           2011           2010
----------------------------------                       -------------  -------------  -------------
Bond VCT                           Gross Fee Incurred    $  189,292     $  247,595     $  382,567
---------------------------------- --------------------  ----------     ----------     ----------
Bond VCT                           Net Fee Paid          $   18,437     $  247,595     $  291,689
---------------------------------- --------------------  ----------     ----------     ----------
Disciplined Value VCT              Gross Fee Incurred    $1,350,104     $  930,491     $  604,870
---------------------------------- --------------------  ----------     ----------     ----------
Disciplined Value VCT              Net Fee Paid          $1,290,295     $  874,117     $  528,730
---------------------------------- --------------------  ----------     ----------     ----------
Emerging Markets VCT               Gross Fee Incurred    $1,108,243     $1,430,402     $1,611,341
---------------------------------- --------------------  ----------     ----------     ----------
Emerging Markets VCT               Net Fee Paid          $1,108,243     $1,430,402     $1,611,341
---------------------------------- --------------------  ----------     ----------     ----------
Equity Income VCT                  Gross Fee Incurred    $1,006,021     $  980,407     $  918,057
---------------------------------- --------------------  ----------     ----------     ----------
Equity Income VCT                  Net Fee Paid          $1,006,021     $  980,407     $  918,057
---------------------------------- --------------------  ----------     ----------     ----------
Pioneer Fund VCT                   Gross Fee Incurred    $1,424,988     $1,768,922     $2,220,768
---------------------------------- --------------------  ----------     ----------     ----------
Pioneer Fund VCT                   Net Fee Paid          $1,424,988     $1,768,922     $2,220,768
---------------------------------- --------------------  ----------     ----------     ----------
Select Mid Cap Growth VCT          Gross Fee Incurred    $  894,149     $  999,528     $  977,282
---------------------------------- --------------------  ----------     ----------     ----------
Select Mid Cap Growth VCT          Net Fee Paid          $  872,149     $  999,528     $  946,976
---------------------------------- --------------------  ----------     ----------     ----------
High Yield VCT                     Gross Fee Incurred    $  505,301     $  530,089     $  706,995
---------------------------------- --------------------  ----------     ----------     ----------
High Yield VCT                     Net Fee Paid          $  505,301     $  530,089     $  706,995
---------------------------------- --------------------  ----------     ----------     ----------
Ibbotson Growth Allocation VCT     Gross Fee Incurred    $  336,932     $  356,595     $  349,853
---------------------------------- --------------------  ----------     ----------     ----------
Ibbotson Growth Allocation VCT     Net Fee Paid          $  336,932     $  335,242     $  236,995
---------------------------------- --------------------  ----------     ----------     ----------
Ibbotson Moderate Allocation VCT   Gross Fee Incurred    $  216,064     $  234,934     $  232,257
---------------------------------- --------------------  ----------     ----------     ----------
Ibbotson Moderate Allocation VCT   Net Fee Paid          $  182,776     $  199,966     $  128,041
---------------------------------- --------------------  ----------     ----------     ----------
Mid Cap Value VCT                  Gross Fee Incurred    $2,167,578     $1,948,902     $1,671,156
---------------------------------- --------------------  ----------     ----------     ----------
Mid Cap Value VCT                  Net Fee Paid          $2,167,578     $1,948,902     $1,671,156
---------------------------------- --------------------  ----------     ----------     ----------
Real Estate Shares VCT             Gross Fee Incurred    $  379,945     $  385,814     $  418,365
---------------------------------- --------------------  ----------     ----------     ----------
Real Estate Shares VCT             Net Fee Paid          $  379,945     $  385,814     $  418,365
---------------------------------- --------------------  ----------     ----------     ----------
Strategic Income VCT               Gross Fee Incurred    $  207,370     $  201,934     $  213,772
---------------------------------- --------------------  ----------     ----------     ----------
Strategic Income VCT               Net Fee Paid          $  207,370     $  201,934     $  213,772
---------------------------------- --------------------  ----------     ----------     ----------

FEES THE PORTFOLIOS PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT


                                          2012        2011        2010
                                    ----------  ----------  ----------
Bond VCT                            $66,233     $14,498     $ 23,919
----------------------------------  -------     -------     --------
Disciplined Value VCT               $56,157     $38,794     $ 27,258
----------------------------------  -------     -------     --------
Emerging Markets VCT                $30,731     $36,324     $ 43,748
----------------------------------  -------     -------     --------
Equity Income VCT                   $46,798     $44,048     $ 44,125
----------------------------------  -------     -------     --------
Select Mid Cap Growth VCT           $37,737     $39,455     $ 41,375
----------------------------------  -------     -------     --------
High Yield VCT                      $29,092     $23,785     $ 33,716
----------------------------------  -------     -------     --------
Ibbotson Growth Allocation VCT      $73,383     $61,940     $ 66,389
----------------------------------  -------     -------     --------
Ibbotson Moderate Allocation VCT    $42,217     $41,109     $ 44,970
----------------------------------  -------     -------     --------
Mid Cap Value VCT                   $96,652     $87,566     $ 80,411
----------------------------------  -------     -------     --------
Pioneer Fund VCT                    $64,954     $79,354     $107,105
----------------------------------  -------     -------     --------
Real Estate Shares VCT              $16,995     $14,061     $ 16,327
----------------------------------  -------     -------     --------
Strategic Income VCT                $53,843     $ 9,076     $ 10,297
----------------------------------  -------     -------     --------



FEES AND EXPENSES UNDER THE CLASS II DISTRIBUTION PLAN
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012



Bond VCT                            $ 12,568
----------------------------------  --------
Disciplined Value VCT               $482,180
----------------------------------  --------
Emerging Markets VCT                $135,315
----------------------------------  --------
Equity Income VCT                   $159,580
----------------------------------  --------
Select Mid Cap Growth VCT           $      0
----------------------------------  --------
High Yield VCT                      $ 35,266
----------------------------------  --------
Ibbotson Growth Allocation VCT      $605,088
----------------------------------  --------
Ibbotson Moderate Allocation VCT    $361,160
----------------------------------  --------
Mid Cap Value VCT                   $608,325
----------------------------------  --------
Pioneer Fund VCT                    $ 57,301
----------------------------------  --------
Real Estate Shares VCT              $ 91,588
----------------------------------  --------
Strategic Income VCT                $ 51,395
----------------------------------  --------


SECURITIES OF REGULAR BROKER-DEALERS

As of December 31, 2012, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):



BOND VCT
------------------------------ --------           -
None
------------------------------ --------           -
DISCIPLINED VALUE VCT
------------------------------ --------           -
JP Morgan Chase                Equity    $7,790,000
------------------------------ --------  ----------
Citigroup, Inc.                Equity    $7,978,000
------------------------------ --------  ----------
Goldman Sachs                  Equity    $4,543,000
------------------------------ --------  ----------

------------------------------ --------  ----------
EMERGING MARKETS VCT
------------------------------ --------  ----------
Firstrand Ltd.                 Equity    $  750,000
------------------------------ --------  ----------
Grupo BTG Pactual SA           Equity    $  479,000
------------------------------ --------  ----------
KB Financial Group             Equity    $1,520,000
------------------------------ --------  ----------
Yuanta Financial Holding Co.   Equity    $  977,000
------------------------------ --------  ----------

------------------------------ --------  ----------

EQUITY INCOME VCT
------------------------------ --------  ----------
T Rowe Price                   Equity    $1,139,000
------------------------------ --------  ----------
LPL Financial Holdings         Equity    $  779,000
------------------------------ --------  ----------
Bank of America Corp.          Equity    $1,180,000
------------------------------ --------  ----------
Citigroup Inc.                 Equity    $1,173,000
------------------------------ --------  ----------

------------------------------ --------  ----------
PIONEER FUND VCT
------------------------------ --------  ----------
Bank of America Corp.          Equity    $1,197,000
------------------------------ --------  ----------
Citigroup Inc.                 Equity    $2,421,000
------------------------------ --------  ----------
JP Morgan Chase                Equity    $1,721,000
------------------------------ --------  ----------
T Rowe Price Group, Inc.       Equity    $1,990,000
------------------------------ --------  ----------
Invesco, Ltd.                  Equity    $  908,000
------------------------------ --------  ----------

------------------------------ --------  ----------
SELECT MID CAP GROWTH VCT
------------------------------ --------  ----------
ETrade Financial               Equity    $  996,000
------------------------------ --------  ----------
Evercore Partners              Equity    $  722,000
------------------------------ --------  ----------

------------------------------ --------  ----------
HIGH YIELD VCT
------------------------------ --------  ----------
Legg Mason, Inc.               Equity    $   43,000
------------------------------ --------  ----------
Neuberger Berman Group, LLC    Debt      $  212,000
------------------------------ --------  ----------

------------------------------ --------  ----------
IBBOTSON MODERATE VCT
------------------------------ --------  ----------
None
------------------------------ --------  ----------

------------------------------ --------  ----------
IBBOTSON GROWTH VCT
------------------------------ --------  ----------
None
------------------------------ --------  ----------

------------------------------ --------  ----------
MID CAP VALUE VCT
------------------------------ --------  ----------
Ameriprise FinancialTBD        Equity    $5,787,000
------------------------------ --------  ----------
Invesco                        Equity    $4,232,000
------------------------------ --------  ----------
Walter Investment Management   Equity    $2,504,000
------------------------------ --------  ----------

------------------------------ --------  ----------
REAL ESTATE SHARES VCT
------------------------------ --------  ----------
None
------------------------------ --------  ----------

------------------------------ --------  ----------
STRATEGIC INCOME VCT
------------------------------ --------  ----------
Goldman Sachs Capital II       Debt      $  191,000
------------------------------ --------  ----------
Jeffries Group, Inc.           Debt      $   21,000
------------------------------ --------  ----------
Jeffries Group, Inc.           Debt      $  106,000
------------------------------ --------  ----------
Macquarie Group, Inc.          Debt      $   81,000
------------------------------ --------  ----------
Morgan Stanley, Inc.           Debt      $   67,000
------------------------------ --------  ----------
Morgan Stanley, Inc.           Debt      $  130,000
------------------------------ --------  ----------

------------------------------ --------  ----------

APPROXIMATE BROKERAGE COMMISSIONS (PORTFOLIO TRANSACTIONS)

For the fiscal periods ended December 31, 2012, 2011 and 2010, the portfolios paid or owed aggregate brokerage commissions as follows:



                                           2012           2011        2010
                                    -----------  -------------  ----------
Bond VCT                            $     31     $       19     $    120
----------------------------------  --------     ----------     --------
Disciplined Value VCT               $222,963     $   88,535     $ 69,766
----------------------------------  --------     ----------     --------
Emerging Markets VCT                $513,842     $1,165,903     $604,178
----------------------------------  --------     ----------     --------
Equity Income VCT                   $ 94,722     $   68,504     $ 32,514
----------------------------------  --------     ----------     --------
Select Mid Cap Growth VCT           $454,627     $  370,588     $503,014
----------------------------------  --------     ----------     --------
High Yield VCT                      $  3,715     $    6,859     $ 15,053
----------------------------------  --------     ----------     --------
Ibbotson Growth Allocation VCT      $      0     $        0     $      0
----------------------------------  --------     ----------     --------
Ibbotson Moderate Allocation VCT    $      0     $        0     $      0
----------------------------------  --------     ----------     --------
Mid Cap Value VCT                   $576,054     $  546,316     $564,158
----------------------------------  --------     ----------     --------
Pioneer Fund VCT                    $110,477     $   61,101     $123,200
----------------------------------  --------     ----------     --------
Real Estate Shares VCT              $  8,010     $   18,183     $ 18,719
----------------------------------  --------     ----------     --------
Strategic Income VCT                $     55     $      175     $    262
----------------------------------  --------     ----------     --------


CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2012, certain portfolios had capital loss carryforwards as follows:




                        BOND    HIGH YIELD    DISCIPLINED VALUE    EMERGING MARKETS    EQUITY INCOME   MID CAP VALUE
FISCAL YEAR ENDING       VCT           VCT                  VCT                 VCT              VCT             VCT
--------------------  ------  ------------  -------------------  ------------------  ---------------  --------------
Short-term                                                       $2,593,436
----                  --      --            --                   ----------          -----------      ----------
Long-term
----                  --      --            --                   ----------          -----------      ----------
2011
----                  --      --            --                   ----------          -----------      ----------
2012
----                  --      --            --                   ----------          -----------      ----------
2013
----                  --      --            --                   ----------          -----------      ----------
2014
----                  --      --            --                   ----------          -----------      ----------
2015
----                  --      --            --                   ----------          -----------      ----------
2016
----                  --      --            --                   ----------          -----------      ----------
2017                                                                                 $22,477,996      $9,478,335
----                  --      --            --                   ----------          -----------      ----------
TOTAL                 $0      $0            $0                   $2,593,436          $22,477,996      $9,478,335
----                  --      --            --                   ----------          -----------      ----------



FISCAL                                   IBBOTSON    IBBOTSON MODERATE                                 REAL ESTATE   STRATEGIC
YEAR            PIONEER FUND    GROWTH ALLOCATION           ALLOCATION                                      SHARES      INCOME
ENDING                   VCT                  VCT                  VCT    SELECT MID CAP GROWTH VCT            VCT         VCT
------------  --------------  -------------------  -------------------  ---------------------------  -------------  ----------
Short-term                    $     6,044
----          --              -----------          -----------          --                           --             --
Long-term                     $   498,452
----          --              -----------          -----------          --                           --             --
2011
----          --              -----------          -----------          --                           --             --
2012
----          --              -----------          -----------          --                           --             --
2013
----          --              -----------          -----------          --                           --             --
2014
----          --              -----------          -----------          --                           --             --
2015
----          --              -----------          -----------          --                           --             --
2016                          $ 8,107,263          $ 5,294,099
----          --              -----------          -----------          --                           --             --
2017                          $32,415,228          $15,901,294
----          --              -----------          -----------          --                           --             --
2018                          $   962,103          $ 2,107,234
----          --              -----------          -----------          --                           --             --
TOTAL         $0              $41,989,090          $23,302,627          $0                           $0             $0
----          --              -----------          -----------          --                           --             --

TRUSTEE OWNERSHIP OF SHARES OF THE TRUST AND OTHER PIONEER FUNDS
The following table indicates the value of shares that each Trustee beneficially owned in the Trust and Pioneer Funds in the aggregate as of December 31, 2012. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2012. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2012. The dollar ranges in this table are in accordance with SEC requirements.



                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                             DOLLAR RANGE OF             SECURITIES IN ALL REGISTERED
                           EQUITY SECURITIES         INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                 IN THE TRUST   TRUSTEE IN THE PIONEER FAMILY OF FUNDS
-----------------------  -------------------  ---------------------------------------
INTERESTED TRUSTEES:
-----------------------  -------------------  ---------------------------------------
John F. Cogan, Jr.                    None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Daniel K. Kingsbury                   None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
INDEPENDENT TRUSTEES:
-----------------------  -------------------  ---------------------------------------
David R. Bock                         None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Benjamin M. Friedman                  None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Margaret B.W. Graham                  None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Thomas J. Perna                       None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Marguerite A. Piret                   None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Stephen K. West                       None                             Over $100,000
-----------------------  -------------------  ---------------------------------------



COMPENSATION OF OFFICERS AND TRUSTEES
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.



                                                 PENSION OR
                                                 RETIREMENT
                              AGGREGATE    BENEFITS ACCRUED      TOTAL COMPENSATION
                           COMPENSATION     AS PART OF FUND       FROM THE FUND AND
NAME OF TRUSTEE            FROM TRUST**            EXPENSES   OTHER PIONEER FUNDS**
-----------------------  --------------  ------------------  ----------------------
INTERESTED TRUSTEES:
-----------------------  ----------      -----               -------------
John F. Cogan, Jr.*      $ 5,100.00      $0.00               $   25,600.00
-----------------------  ----------      -----               -------------
Daniel K. Kingsbury      $     0.00      $0.00               $        0.00
-----------------------  ----------      -----               -------------
INDEPENDENT TRUSTEES:
-----------------------  ----------      -----               -------------
David R. Bock            $12,524.11      $0.00               $  240,751.00
-----------------------  ----------      -----               -------------
Benjamin M. Friedman     $12,450.50      $0.00               $  214,751.00
-----------------------  ----------      -----               -------------
Margaret B.W. Graham     $12,407.21      $0.00               $  199,106.00
-----------------------  ----------      -----               -------------
Thomas J. Perna          $12,547.49      $0.00               $  246,207.00
-----------------------  ----------      -----               -------------
Marguerite A. Piret      $12,475.30      $0.00               $  223,500.00
-----------------------  ----------      -----               -------------
Stephen K. West          $12,416.31      $0.00               $  168,909.00
-----------------------  ----------      -----               -------------
 TOTAL                   $79,920.92      $0.00               $1,318,824.00
-----------------------  ----------      -----               -------------



* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

** For the fiscal year ended December 31, 2012. As of December 31, 2012, there were 57 U.S. registered investment portfolios in the Pioneer Family of Funds.

15. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS/1/


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM
RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


DESCRIPTION OF MOODY'S LONG-TERM CORPORATE RATINGS:

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

------------------------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

NOTE: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF MOODY'S MEDIUM-TERM NOTE RATINGS:

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody's general long-term scale. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:


o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

o Notes allowing for negative coupons, or negative principal;

o Notes containing any provision that could obligate the investor to make any additional payments;

o Notes containing provisions that subordinate the claim.


For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.


STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:


o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.


A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

16. APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


POLICY
Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer's policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.


Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.


Pioneer's clients may request copies of their proxy voting records and of Pioneer's proxy voting policies and procedures by either sending a written request to Pioneer's Proxy Coordinator, or clients may review Pioneer's proxy voting policies and procedures online at pioneerinvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer's Form ADV (Part II), by separate notice to the client or by other means.


APPLICABILITY
This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer's position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.


PURPOSE
The purposes of this policy is to ensure that proxies for United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. ("UniCredit").

Any questions about this policy should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

PROCEDURES


PROXY VOTING SERVICE
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.


PROXY COORDINATOR
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).


REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.


SECURITIES LENDING
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.


SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.


PROXY VOTING OVERSIGHT GROUP
The members of the Proxy Voting Oversight Group include Pioneer's Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.


AMENDMENTS

Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").


FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.


PROXY VOTING GUIDELINES


ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:


o Corporate name change.

o A change of corporate headquarters.

o Stock exchange listing.

o Establishment of time and place of annual meeting.

o Adjournment or postponement of annual meeting.

o Acceptance/approval of financial statements.

o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

o Approval of minutes and other formalities.

o Authorization of the transferring of reserves and allocation of income.

o Amendments to authorized signatories.

o Approval of accounting method changes or change in fiscal year-end.

o Acceptance of labor agreements.

o Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer's goal of supporting the value of its clients' portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


AUDITORS
We normally vote for proposals to:


o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

o Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o Indemnify auditors.

o Prohibit auditors from engaging in non-audit services for the company.


BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.


GENERAL BOARD ISSUES

Pioneer will vote for:


o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o Election of an honorary director.


We will vote against:


o Minimum stock ownership by directors.


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o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o Requirements for union or special interest representation on the board.

o Requirements to provide two candidates for each board seat.


We will vote on a case-by case basis on these issues:


o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:


o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.


We will also vote against:


o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.


We will vote on a case-by-case basis on these issues:


o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o Contested election of directors.

o Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.

o Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.


We will vote for:


o Precatory and binding resolutions requesting that the board changes the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.


TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

o Cumulative voting.

o Increasing the ability for shareholders to call special meetings.

o Increasing the ability for shareholders to act by written consent.

o Restrictions on the ability to make greenmail payments.


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o Submitting rights plans to shareholder vote.

o Rescinding shareholder rights plans ("poison pills").

o Opting out of the following state takeover statutes:


  - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

  - Control share cash-out provisions, which require large holders to acquire shares from other holders

  - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control


  - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.


  - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

  - Fair price provisions.

  - Authorization of shareholder rights plans.

  - Labor protection provisions.

  - Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:


o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o Proposals that allow shareholders to nominate directors.


We will vote against:


o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

o Classes of shares with unequal voting rights.

o Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.


CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:


o Changes in par value.

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o Reverse splits, if accompanied by a reduction in number of shares.

o Shares repurchase programs, if all shareholders may participate on equal terms.

o Bond issuance.

o Increases in "ordinary" preferred stock.

o Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.


o Cancellation of company treasury shares.


We will vote on a case-by-case basis on the following issues:


o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:


  - Number of shares currently available for issuance;


  - Size of requested increase (we would normally approve increases of up to 100% of current authorization);


  - Proposed use of the proceeds from the issuance of additional shares, and

  - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).


o Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o Proposals to submit private placements to shareholder vote.

o Other financing plans.


We will vote against preemptive rights that we believe limit a company's financing flexibility.


COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:


o 401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o Various issues related to the Omnibus Budget and Reconciliation Act of 1993
  (OBRA), including:


  - Amendments to performance plans to conform with OBRA;

  - Caps on annual grants or amendments of administrative features;

  - Adding performance goals, and

  - Cash or cash and stock bonus plans.


o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o Require that option repricing be submitted to shareholders.

o Require the expensing of stock-option awards.


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o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.


We will vote on a case-by-case basis on the following issues:


o Shareholder proposals seeking additional disclosure of executive and director pay information.

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:


  - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                        Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

  - The plan must not:

    - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval


    - Be a self-replenishing "evergreen" plan, or a plan that grants discount options and tax offset payments


  - We are generally in favor of proposals that increase participation beyond executives.


  - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.


  - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

  - We generally support proposals asking companies to adopt stock holding periods for their executives.


o All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.


We will vote against:


o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o Elimination of stock option plans.


We will vote on a case-by-case basis on these issues:


o Limits on executive and director pay.

o Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

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o Confidential voting.

o Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.


We will vote on a case-by-case basis on the following issues:


o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o Bundled proposals. We will evaluate the overall impact of the proposal.

o Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.


We will vote against:


o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.


o Limitations on stock ownership or voting rights.

o Reduction in share ownership disclosure guidelines.


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

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:


o Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o Debt restructurings.

o Conversion of securities.

o Issuance of shares to facilitate a merger.

o Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.


We will normally vote against shareholder proposals requiring that the company be put up for sale.


MUTUAL FUNDS
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.


Pioneer will vote for:


o Establishment of new classes or series of shares.

o Establishment of a master-feeder structure.


Pioneer will vote on a case-by-case on:


o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o Approval of new or amended advisory contracts.

o Changes from closed-end to open-end format.

o Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.


o Authorization for, or increase in, preferred shares.

o Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end funds, but will typically support such proposals.


SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:


o Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.


We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.


AVOIDING CONFLICTS OF INTEREST
Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.

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
A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients.


A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

o An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a "UniCredit Affiliate");

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer's Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

o Vote the proxy in accordance with the vote indicated under "Voting Guidelines," If a vote is indicated;

o Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or

o As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.


For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.


The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service's conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.


DECISION NOT TO VOTE PROXIES
Although it is Pioneer's general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting


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

notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding "sell" orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company's record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.


SUPERVISION


ESCALATION
It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer's Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.


TRAINING
Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.


RELATED POLICIES AND PROCEDURES
Pioneer Investment Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:


o Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.


The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:


o A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;

o A copy of any recommendation of the proxy voting service; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.


Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.


RELATED REGULATIONS
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2


ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004


EFFECTIVE DATE:
October 5, 2004

REVISION DATE:
September 2009

                                                                   24017-04-0513

PART C
                                OTHER INFORMATION

Item 28. Exhibits.

Amended Form N-1A
Exhibit Reference

     (a)(1)                Amended and Restated Agreement and Declaration of
                           Trust (10)
     (a)(2)                Amendment to the Amended and Restated Agreement and
                           Declaration of Trust (May 22, 2010) (13)
     (a)(3)                Amended Certificate of Trust (1)
     (b)                   Amended and Restated By-Laws (10)
     (c)                   See Amended and Restated Agreement and Declaration of
                           Trust and Amended and Restated By-Laws filed under
                           Items 23(a)(1) and 23(b)
     (d)(1)                Amended and Restated Management Agreement (11)
     (d)(2)                Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and AEW Management and
                           Advisors, L.P.(4)
     (d)(3)                Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Ibbotson
                           Associates, LLC (9)
     (d)(4)                Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Cullen Capital
                           Management, LLC (7)
     (e)                   Underwriting  Agreement  between the Registrant and
                           Pioneer Funds Distributor, Inc.(3)
     (f)                   None
     (g)(1)                Custodian Agreement between the Registrant and
                           Brown Brothers Harriman & Co.(9)
     (g)(2)                Appendix A to Custodian Agreement
                           (December 1, 2012) (15)
     (h)(1)                Investment Company Service Agreement between the
                           Registrant and Pioneer Investment Management
                           Shareholder Services, Inc.(9)
     (h)(2)                Amendment No. 6 to Investment Company Service
                           Agreement (December 1, 2012) (15)
     (h)(3)                Amended and Restated Administration
                           Agreement (November 1, 2009) (13)
     (h)(4)                Appendix A to Amended and Restated
                           Administration Agreement (December 1, 2012) (15)
     (h)(5)                Sub-Administration Agreement (March 5, 2012) (14)
     (h)(6)                Expense Limitation Agreement (16)
     (i)(1)                Opinion of Counsel (1)
     (i)(2)                Opinion of Counsel (2)
     (i)(3)                Opinion of Counsel (5)
     (j)                   Consent of Independent Registered Public
                           Accounting Firm (16)
     (k)                   None
     (l)                   Share Purchase Agreement (1)
     (m)                   Distribution Plan relating to Class II
                           shares (8)
     (n)                   Multiple Class Plan pursuant to Rule 18f-3
                           relating to Class II shares (8)
     (o)                   None
     (p)(1)                Code of Ethics for Pioneer Funds, PFD, PIAM and
                           PIM (February 1, 2010) (12)
     (p)(2)                AEW Management and Advisors, L.P.Code of Ethics (5)
     (p)(3)                Ibbotson Associates, LLC Code of Ethics (7)
     (p)(4)                Cullen Capital Management, LLC Code of Ethics (6)
     n/a                   Power of Attorney (13)
      ------------------------

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-84546) as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1995 (Accession No. 0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registration Statement (File No.33-84546) as filed with the SEC on January 18, 2001 (Accession No. 0001016964-01-000006).

(3) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2001 (Accession No. 0001016964-01-500006).

(4) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 31 to the Registration Statement (File No.33-84546) as filed with the SEC on June 1, 2004 (Accession No. 0001016964-04-000195).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001270).

(6) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 35 to the Registration Statement (File No.33-84546) as filed with the SEC on February 4, 2005 (Accession No. 0001016964-05-000048).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 36 to the Registration Statement (File No.33-84546) as filed with the SEC on April 13, 2005 (Accession No. 0001016964-05-000141).

(8) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 37 to the Registration Statement (File No.33-84546) as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000143).

(9) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 40 to the Registration Statement (File No.33-84546) as filed with the SEC on April 28, 2006 (Accession No. 000930709-06-000040).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 44 to the Registration Statement (File No.33-84546) as filed with the SEC on November 7, 2008 (Accession No. 000930709-08-000065).

(11) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 46 to the Registration Statement (File No.33-84546) as filed with the SEC on April 23, 2009 (Accession No. 000930709-09-000030).

(12) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 48 to the Registration Statement (File No.33-84546) as filed with the SEC on April 29, 2010 (Accession No. 000930709-10-000016).

(13) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 49 to the Registration Statement (File No.33-84546) as filed with the SEC on April 28, 2011 (Accession No. 000930709-11-000012).

(14) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 51 to the Registration Statement (File No.33-84546) as filed with the SEC on April 27, 2012 (Accession No. 000930709-12-000002).

(15) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 53 to the Registration Statement (File No.33-84546) as filed with the SEC on February 20, 2013 (Accession No. 000930709-13-000020).

(16) Filed herewith.


Item 29.  Persons Controlled by or Under Common Control with the Trust

     None.

Item 30.  Indemnification

     Except for the Amended and Restated Agreement and Declaration of Trust (the "Declaration"), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredit subsidiaries.

                            OTHER BUSINESS, PROFESSION, VOCATION OR
                            EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER    FISCAL YEARS

John F. Cogan, Jr.          Of Counsel, Wilmer Cutler Pickering Hale and Dorr
                            LLP, 60 State Street, Boston, Massachusetts 02109

Item 32. Principal Underwriters

         (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

                        Pioneer Bond Fund
                        Pioneer Emerging Markets Fund
                        Pioneer Equity Income Fund
                        Pioneer Equity Opportunity Fund
                        Pioneer Fund
                        Pioneer High Yield Fund
                        Pioneer Ibbotson Asset Allocation Series
                        Pioneer Independence Fund
                        Pioneer Mid Cap Value Fund
                        Pioneer Money Market Trust
                        Pioneer Real Estate Shares
                        Pioneer Research Fund
                        Pioneer Series Trust I
                        Pioneer Series Trust II
                        Pioneer Series Trust III
                        Pioneer Series Trust IV
                        Pioneer Series Trust V
                        Pioneer Series Trust VI
                        Pioneer Series Trust VII
                        Pioneer Series Trust VIII
                        Pioneer Series Trust X
                        Pioneer Short Term Income Fund
                        Pioneer Strategic Income Fund
                        Pioneer Value Fund
                        Pioneer Variable Contracts Trust


         (b)     Directors and executive officers of Pioneer Funds Distributor,
                 Inc.:

                         POSITIONS AND OFFICES           POSITIONS AND OFFICES
NAME                     WITH UNDERWRITER                WITH FUND

Daniel K. Kingsbury      Director                        Executive Vice
                                                         President and Trustee

Joseph D. Kringdon       Director and President          None

Mark D. Goodwin          Executive Vice President
                         and Chief Operating Officer     None

Gregg Dooling            Chief Financial Officer         None

Gerald H. Stanney, Jr.   Vice President and
                         Chief Compliance Officer        None

Patrick D. Grecco        Vice President and Controller   None

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 33.  Location of Accounts and Records

         The accounts and records are maintained at the Trust's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 34.  Management Services

     Not applicable.

Item 35.  Undertakings

     Not applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 54 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 30th day of April, 2013.

                                             Pioneer Variable Contracts Trust



                                        By:  /s/ Daniel K. Kingsbury
                                             Daniel K. Kingsbury
                                             Executive Vice President



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated below on April 30, 2013:



	Signature                       Title

	John F. Cogan, Jr.*             President (Principal
        John F. Cogan, Jr.              Executive Officer) and
                                        Trustee


        Mark E. Bradley*                Treasurer (Principal Financial and
        Mark E. Bradley                 Accounting Officer)



        David R. Bock*                  Trustee
        David R. Bock


        Benjamin M. Friedman*           Trustee
        Benjamin M. Friedman


        Margaret B. W. Graham*          Trustee
        Margaret B. W. Graham


        /s/Daniel K. Kingsbury          Executive Vice President
        Daniel K. Kingsbury             and Trustee


	Thomas J. Perna*		Chairman of the Board
	Thomas J. Perna			and Trustee


	Marguerite A. Piret*		Trustee
	Marguerite A. Piret


	Stephen K. West*		Trustee
	Stephen K. West


*By:     /s/ Daniel K. Kingsbury            Dated: April 30, 2013
         Daniel K. Kingsbury
         Attorney-in-fact

                                  Exhibit Index


     Exhibit
     Number                Document Title

     (h)(6)                Expense Limitation Agreement

     (j)                   Consent of Independent Registered Public
                           Accounting Firm